As filed with the Securities and Exchange Commission on April 25 , 2019

Securities Act File No. 333- 230190

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

[X]

Post-Effective Amendment No.

[  ]

Monteagle Funds

(Exact Name of Registrant as Specified in Charter)

2506 Winford Avenue

Nashville, TN  37211

(Address of Registrant’s Principal Executive Offices)

(888) 263-5593

(Registrant’s Telephone Number, including Area Code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With copies to:

Paul B. Ordonio, President Monteagle Funds 2506 Winford Avenue Nashville, TN 37211	C. Richard Ropka, Esq. Law Office of C. Richard Ropka, LLC 215 Fries Mill Road Turnersville, NJ 08012

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

Title of Securities Being Registered: Shares of a series of the Registrant – Investor Class and Institutional Class of the Monteagle Opportunity Equity Fund.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

THE HENSSLER EQUITY FUND

A SERIES OF THE HENSSLER FUNDS, INC.

3735 Cherokee Street
Kennesaw, Georgia 30144

April 25 , 2019

Dear Valued Shareholder:

We wish to provide you with some important information concerning your investment. You are receiving the enclosed Combined Proxy Statement/Prospectus because you own shares of The Henssler Equity Fund (the “Acquired Fund”), a series of The Henssler Funds, Inc. (the “Company”). The Company’s Board of Directors (the “Board”), after careful consideration, has approved the reorganization of The Henssler Equity Fund into the newly created Monteagle Opportunity Equity Fund (the “Acquiring Fund”), a series of the Monteagle Funds (the “Reorganization”). The Acquired Fund and the Acquiring Fund are sometimes each referred to separately as a “Fund” and together as the “Funds.” The Acquired Fund and Acquiring Fund have identical investment objectives and principal investment strategies. As a general matter, we believe that after the Reorganization, the Acquiring Fund will provide you with an identical investment strategy, the opportunity to convert your investment on a tax free basis, portfolio management efficiencies including leveraging existing relationships with platforms and fund service providers, and sharing in certain economies realized by the Monteagle Funds and shared among its series to the benefit of shareholders of the Acquiring Fund.

Henssler Asset Management, LLC (“HAM”) is the Acquired Fund’s investment adviser.  After the reorganization HAM will terminate its business operations.  G.W. Henssler & Associates, Ltd. (“GWH”), as affiliate of HAM will act as the sub-advisor of the Acquired Fund.  Accordingly, the Reorganization will result in Nashville Capital Corporation (“NCC”) serving as the investment adviser to the Acquiring Fund and GWH, serving as the investment sub-adviser to the Acquiring Fund.  HAM believes that the shareholders of the Acquired Fund will benefit from the Reorganization.

A Special Meeting of Shareholders of the Acquired Fund is to be held at 9:00 a.m. Eastern time on May 23 , 2019, at Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, where shareholders of the Acquired Fund will be asked to vote on the Reorganization of the Acquired Fund into the Acquiring Fund. Enclosed are a Combined Proxy Statement / Prospectus (the “Proxy Statement”) that includes information regarding the Reorganization and the Acquiring Fund, a proxy card for your vote at the meeting, and a postage-prepaid envelope in which to return your proxy card. Also enclosed is the Statement of Additional Information to the Proxy Statement, which should be read in conjunction with the Proxy Statement and provides additional information about the Reorganization and the Acquiring Fund.

At the recommendation of HAM and GWH, the Board concluded that the Reorganization is in the best interests of the Acquired Fund and its shareholders. In approving the Reorganization, the Board considered, among other things, the terms and conditions of the Agreement and Plan of Reorganization, a copy of which is appended to the Proxy Statement as Appendix A (the “Plan of Reorganization”), that the Funds have identical investment objectives and principal investment strategies, that other practical alternatives to the Reorganization included a liquidation of the Acquired Fund, which would be a taxable event and, as such, potentially entail adverse consequences for shareholders, whereas it is not anticipated that the Reorganization will have any adverse tax consequences for shareholders.

The Acquiring Fund is a newly organized fund that will commence operation upon the closing of the Reorganization of the Acquired Fund. The Reorganization generally is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Company’s Board will consider additional actions with respect to the Acquired Fund, including the possible liquidation of the Acquired Fund.

The Plan of Reorganization provides that the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund. In exchange for the transfer of these assets and liabilities, the Acquiring Fund will assume all of the Acquired Fund’s liabilities, known and unknown, and simultaneously issue shares to the Acquired Fund in an amount equal in value to the net asset value of the Acquired Fund’s shares as of the close of business on or about May 27, 2019 (the “Closing Date”). As part of the Reorganization, the Acquired Fund will make a liquidating distribution to its shareholders of the Acquiring Fund shares it receives, so that a holder of shares in the Acquired Fund at the Closing Date will receive the same number of shares of the Acquiring Fund as the shareholder held in the Acquired Fund immediately before the Reorganization. Shareholders who own Investor Class shares of the Acquired Fund will receive Investor Class shares of the Acquiring Fund, and shareholders who own Institutional Class shares of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund.

Following the Reorganization, the Acquired Fund will cease operations. Shareholders of the Acquired Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization.

If you have any questions regarding the proposals to be voted on, please do not hesitate to call (888) 263-5593. If you were a shareholder of record of the Acquired Fund as of the close of business on March 29 , 2019, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting.

The Board, on behalf of the Acquired Fund, has approved the proposed Reorganization, at the request of HAM and GWH, subject to approval by the Acquired Fund’s shareholders.

Likewise, the Board of Trustees of the Monteagle Funds has authorized the formation of the Acquiring Fund and approved an investment advisory agreement with NCC to serve as the Acquiring Fund’s investment adviser and approved an investment sub-adviser agreement with GWH to serve as the Acquiring Fund’s investment sub-adviser.

More information on the Acquiring Fund, reasons for the proposed Reorganization and benefits to the Acquired Fund’s shareholders is contained in the enclosed Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Shareholder approval is required to effect the Reorganization, which is expected to close on May 27, 2019.

Thank you for taking the time to consider these important proposals and for your continuing investment in The Henssler Equity Fund.

Sincerely,

Gene W. Henssler, Ph. D.
President, The Henssler Funds, Inc.

THE HENSSLER FUNDS, INC.

The Henssler Equity Fund

3735 Cherokee Street

Kennesaw, Georgia 30144

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 23 , 2019

To the Shareholders of The Henssler Equity Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of The Henssler Equity Fund (the “Acquired Fund”), a series of The Henssler Funds, Inc., is to be held at 9:00 a.m. Eastern time on May 23, 2019, at Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.   At the special meeting, you and the other shareholders of the Henssler Equity Fund will be asked to consider and vote upon the following:

1.

A proposal to approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the transfer of all the assets of the Acquired Fund to the Monteagle Opportunity Equity Fund (the “Acquiring Fund”), a new series of the Monteagle Funds.

The transfer effectively would be an exchange of your shares of the Acquired Fund for shares of the Acquiring Fund, which would be distributed pro rata by the Acquired Fund to holders of its shares in complete liquidation of the Acquired Fund, and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities, as follows:

The Henssler Equity Fund		Monteagle Opportunity Equity Fund
Investor Class Shares Acquired Fund	→	Investor Class Shares Acquiring Fund
Institutional Class Shares Acquired Fund	→	Institutional Class Shares Acquiring Fund

2.

If necessary, a proposal to adjourn the Special Meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Special Meeting to approve the Plan on behalf of The Henssler Equity Fund; and

3.

The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Holders of record of the shares of beneficial interest in the Acquired Fund as of the close of business March 29, 2019, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

Only shareholders of record of the Acquired Fund at the close of business on March 29, 2019, the record date for the Special Meeting, shall be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof. If the necessary quorum to transact business, or the vote required to approve the Proposal, is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Proposal are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the Proposal. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Acquired Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the "SEC"), including proposals for which timely notice was not received, as set forth in the SEC's proxy rules.

By order of the Board of Directors of The Henssler Funds, Inc.

Gene W. Henssler, Ph. D.
President, The Henssler Funds, Inc.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card. Your prompt vote may save The Henssler Equity Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

THE HENSSLER FUNDS, INC.

The Henssler Equity Fund

3735 Cherokee Street

Kennesaw, Georgia 30144

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT

We recommend that you read the complete Combined Proxy Statement/Prospectus enclosed herewith. The following Questions and Answers provide an overview of the key features of the Reorganization and of the information contained in the Combined Proxy Statement/Prospectus.

Question #1:

What is this document and why did we send it to you?

Answer: The Combined Proxy Statement/Prospectus provides you with information about a proposed reorganization of The Henssler Equity Fund (the “Acquired Fund”) into the Monteagle Opportunity Equity Fund (the “Acquiring Fund”) (the “Reorganization”). The Acquired Fund is a series of The Henssler Funds, Inc., and the Acquiring Fund is a series of the Monteagle Funds. The Acquired Fund and the Acquiring Fund are sometimes each referred to separately as a “Fund” and together as the “Funds.” The Funds pursue the same investment objective and employ identical principal investment strategies. When the Reorganization is completed, your shares of the Acquired Fund will have been effectively exchanged for shares of the Acquiring Fund, and the Acquired Fund will be terminated as a series of The Henssler Funds, Inc. Please refer to the Combined Proxy Statement/Prospectus for a detailed explanation of the Reorganization and a more complete description of the Acquiring Fund.

You are receiving this Combined Proxy Statement/Prospectus because you own shares of the Acquired Fund as of March 29, 2019 (the “Record Date”). The Board of Directors of The Henssler Funds, Inc. (the “Board”) has called the Special Meeting, at which you will be asked to vote on the Reorganization. If shareholders of the Acquired Fund do not vote to approve the Reorganization, the Directors of The Henssler Funds, Inc. will consider other possible courses of action in the best interests of shareholders, including liquidation of the Acquired Fund.

Question #2:

Why is the Reorganization being proposed?

Answer:

The Company’s Board of Directors has called the Special Meeting at which you will be asked to vote on the Reorganization of the Acquired Fund, a series of The Henssler Funds, Inc. with and into the Acquiring Fund, a series of the Monteagle Funds.  Nashville Capital Corporation (“NCC”), adviser to the Acquiring Fund, advises six additional series of the Monteagle Funds and believes it may help in the marketing and growth of the Acquiring Fund.   The Monteagle Funds’ six existing separately stated series have different investment strategies. The Monteagle Opportunity Equity Fund has its own unique investment strategy compared to the other Monteagle Funds. Both Henssler Asset Management, LLC (“HAM”) and its affiliate, G.W. Henssler & Associates, Ltd. (“GWH”) agree that by continuing operations of the Acquired Fund as part of a larger fund family with an investment adviser committed to supporting the Acquiring Fund with greater resources and a wider distribution network is in the best interests of the shareholders of the Acquired Fund.  In addition, GWH will be engaged as the investment sub-adviser to the Acquiring Fund, whereby two of the three portfolio managers of the Acquired Fund will continue to serve as the portfolio managers of the Acquiring Fund following the Reorganization and will continue to manage the portfolio of the Acquiring Fund on a day-to-day basis.  The Acquiring Fund’s adviser/sub-adviser structure will provide an additional level of oversight and greater resources for managing the Acquiring Fund than the Acquired Fund has now, as shareholders will benefit from NCC’s oversight and support of GWH in managing the Acquiring Fund.

Question #3:

Has the Board of Directors approved the Reorganization?

Answer: Yes, the Board has approved the Reorganization. The Henssler Funds, Inc. Board has determined that the Reorganization is in the best interests of the shareholders of the Acquired Fund.

Question #4:

Who will manage the Acquiring Fund?

Answer: Currently, HAM is the investment adviser to the Acquired Fund and provides day-to-day portfolio management services to the Acquired Fund pursuant to an Investment Advisory Agreement and certain fund day-to-day operational services through an Operating Services Agreement.  After the Reorganization of the Acquired Fund, NCC will become the Acquiring Fund’s investment adviser. GWH will become the Acquiring Fund’s investment sub-adviser and will be responsible for the day-to-day management of the Acquiring Fund’s portfolio.   HAM will terminate as a business entity after the reorganization.  Though Dr. Gene Henssler will no longer act as a portfolio manager, Messrs. Harmon and Lako will continue to manage the portfolio of the Acquiring Fund. The Reorganization will not change the way your investment assets are managed, although GWH, as sub-adviser, will now be subject to the oversight of NCC, as the investment adviser. As investment adviser to the Acquiring Fund, NCC will provide investment advisory services to the Acquiring Fund, including the oversight of GWH, as the Acquiring Fund’s sub-adviser, ensuring quality control of GWH’s investment process and monitoring and measuring the Acquiring Fund’s risk and return against appropriate benchmarks and peers.

Question #5.

What will happen to my existing shares? Will my expenses remain the same?

Answer: Your shares of the Acquired Fund will be exchanged for shares of the Acquiring Fund. Shareholders of Investor Class Shares of the Acquired Fund will receive Investor Class Shares of the Acquiring Fund, and shareholders of Institutional Class Shares of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund. You will not pay any sales charges in connection with the Reorganization. The new shares you receive will be equal in number and have the same total value as your Acquired Fund shares immediately prior to the Reorganization, so that the value of your investment will remain exactly the same.

The Acquiring Fund’s advisory fee will be higher than the current advisory fee of the Acquired Fund (NCC, as adviser of the Acquiring Fund, will be paid at most a fee equal to 0.85% of the Acquiring Fund’s average daily net assets which is higher than the advisory fee of 0.50% currently paid by the Acquired Fund).  Under the expense structure of the Acquiring Fund, NCC will pay GWH a sub-advisory fee.  In addition, pursuant to the terms of the Operating Services Agreement, and unlike the current fee structure under the Acquired fund, NCC will pay all the Acquiring Fund’s day-to-day operational expenses (except for the costs of membership in trade associations, SEC registration fees and related expenses, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), litigation expenses, fees and expenses of non-interested Trustees attributable to the Acquiring Fund and extraordinary expenses).  The Operating Services Fee for each class will remain the same of 0.20% for the Institutional Class shares and (0.70%) for the Investor Class Shares. The Operating Services Agreement may be terminated at any time upon sixty (60) days’ notice which could result in increased costs to the Acquiring Fund and its shareholders.

The total expense ratio of the Acquiring Fund will be no more (and is likely to be less) than the total expense ratio of the Acquired Fund during its most recently completed fiscal year.  Pursuant to the terms of the Operating Service’s Agreement, NCC’s has contractually committed to pay expenses that are otherwise categorized as “Other Expenses” (except for the costs of membership in trade associations, SEC registration fees and related expenses, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), litigation expenses, fees and expenses of non-interested Trustees attributable to the Acquiring Fund and extraordinary expenses) under the current fee structure of the Acquired Fund which was 0.35% at the Fund’s last fiscal year end.  At the Acquired Fund’s current asset level, when the management fee is coupled with the Operating Services fee, these effectively act as a “unified fee” for the Acquiring Fund at a total expense ratio of 1.54% for the Investor Class of shares and 1.04% for the Institutional Class of shares. NCC’s management fee as a percentage of net assets will decrease at higher asset levels due to breakpoints of 5 basis points at $25 million, $50 million, $75 million and $100 million. The NCC the management fee of the Acquiring Fund at all assets levels is higher than that of the Acquired Fund by a range of 20-35 basis points. This fee can change at any time upon sixty (60) days-notice by NCC.    GWH’s Subadvisor fee as a percentage of net assets will increase at higher asset levels from 0.25% on assets up to $25 million to 0.50% on assets above $25 million.

Questions #6:

How will the Reorganization affect me as a shareholder?

Answer: Upon the closing of the Reorganization, Acquired Fund shareholders will become shareholders of the Acquiring Fund. With the Reorganization, all the assets and the liabilities of the Acquired Fund will become those of the Acquiring Fund. Shareholders of Investor Class Shares of the Acquired Fund will receive Investor Class Shares of the Acquiring Fund, and shareholders of Institutional Class Shares of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund. An account will be created for each shareholder that will be credited with shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares at the time of the Reorganization.

No physical share certificates will be issued to shareholders.

Question #7:

Will the Board and Service Providers Change?

Answer: The Company and the Monteagle Funds have different Boards of Directors/Trustees. The Company and the Monteagle Funds also have different arrangements for custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”). Third Party Service Arrangements are provided to the Company and the Monteagle Funds by the following:

	Company	Monteagle Funds
Administrator	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203	Mutual Shareholder Services, LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147
Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203	Arbor Court Capital, LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147
Transfer Agent	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203	Mutual Shareholder Services, LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147
Auditor	Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, Ohio 44115	Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, Ohio 44115

Custodian	Fifth Third Bank, N.A. 38 Fountain Square Plaza Cincinnati, Ohio 45263	Huntington National Bank 41 South High Street Columbus, Ohio 43215

Question #8:

How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Acquired Fund?

Answer: NCC’s management fee under the NCC advisory agreement (0.85%) will be greater than HAM’s advisory fee (0.50%) under the current advisory agreement.  NCC will pay out of the NCC advisory fee a sub-advisory fee to GWH to allow continuity of portfolio management for the Acquiring Fund.  NCC, through the adviser/sub-adviser structure provides an additional level of oversight and greater resources for managing the Acquiring Fund than the Acquired Fund has now, as shareholders will benefit from NCC’s oversight and support of GWH in managing the Acquiring Fund.   In addition, NCC has entered into an Operating Services Agreement with the Acquiring Fund that for a term of at least one year after the Reorganization NCC will pay all the Acquiring Fund’s day-to-day operational expenses (except for the costs of membership in trade associations, SEC registration fees and related expenses, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), litigation expenses, fees and expenses of non-interested Trustees attributable to the Acquiring Fund and extraordinary expenses). The fees paid to NCC under the terms of the Operating Services Agreement will be identical to those currently provided by HAM to the Acquired Fund (0.70% annually for Investor Class Shares and 0.20% annually for Institutional Class Shares); however, the NCC Operating Services Agreement will cover a number of expenses (e.g., E&O/D&O insurance expenses, certain expenses related to CCO services for the Acquiring Fund, etc.) (“Absorbed Other Expenses”), that have been previously categorized as “Other Expenses” and paid directly by the Acquired Fund. The Operating Services Agreement with NCC may be terminated at any time upon 60 days’ notice to the Acquiring Fund, which could result in increased expenses for the Fund. These “Absorbed Other Expenses” which are paid by NCC under the provisions of the Operating Services Agreement with the Acquiring Fund, represented approximately 0.33% of the Acquired Fund’s assets during the most recently completed fiscal year.  NCC’s management fee as a percentage of net assets will decrease at higher asset levels due to breakpoints of 5 basis points at $25 million, $50 million, $75 million and $100 million.  The NCC the management fee of the Acquiring Fund at all assets levels is higher than that of the Acquired Fund by a range of 20-35 basis points.  NCC’s commitment to pay the Absorbed Other Expenses, when coupled with the management fee and the Operating Services Agreement fee, effectively acts as a “unified fee” for the Acquiring Fund that caps expenses covered under the two fees (excluding independent directors’ fees estimated at approximately 0.02%) at 1.55% for Investor Class Shares and 1.05% for Institutional Class Shares.

Question #9:

Are the Funds’ Objectives Different?

Answer: No. Each Fund’s investment objective is to seek growth of capital.

Question #10:

Are the Funds’ Principal Investment Strategies Different?

Answer: No. Each Fund’s Principal Investment Strategies are identical.

Question #11:

When will the Reorganization occur?

Answer: The Reorganization is expected to take effect on or about May 27, 2019, or as soon as possible thereafter.

Question #12:

Who will pay for the Reorganization?

Answer: The costs of the Reorganization will be borne by NCC and GWH, regardless of whether the Closing occurs. The costs of the Reorganization are expected to be approximately $50,000.00.

Question #13:

Will the Reorganization result in any federal tax liability to me?

Answer: The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the Acquired Fund will not recognize a gain or loss in the transaction.

Question #14:

Can I redeem my shares of the Acquired Fund before the Reorganization takes place?

Answer: Yes. You may redeem your shares, at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Shares that are held as of May 27, 2019 will be exchanged for shares of the Acquiring Fund.

Question #15:

Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

Answer: No. Shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Question #16:

Are there differences in front-end sales loads or contingent deferred sales charges?

Answer: No.  Neither Fund has front-end sales loads or contingent deferred sales charge.

Question #17:

How does the Board of Trustees recommend that I vote?

Answer: After careful consideration, the Henssler Board has approved the Plan and Reorganization and recommends that you vote “FOR” the Plan.

In the context of exploring options for shareholders, including liquidation and dissolution of the Acquired Fund, management of the Acquired Fund, which includes members of Henssler Asset Management, LLC (“HAM”), the current investment adviser to the Acquired Fund, presented the proposed reorganization of the Acquired Fund into the Acquiring Fund pursuant to a Plan of Reorganization (the “Reorganization”).  In response to the proposed Reorganization, the Board was asked to consider, and did consider, whether to approve and recommend the proposed Reorganization to shareholders in light of the Acquired Fund’s current operations, asset level, and other solutions available to the Acquired Fund.  In that regard, and as part of that consideration, the Board was made aware that, if the Reorganization was approved, it would result in a new adviser/subadviser arrangement and an increased management fee.  Accordingly, the Board considered this aspect of the Reorganization when determining whether to approve the Reorganization and recommend it to shareholders.

To this end, the Board held discussions with, and requested information from, various parties involved in the Reorganization.  These parties included fund management, HAM, members of G.W. Henssler & Associates, Inc. (HAM affiliate and proposed new sub-adviser for the Acquiring Fund), the Acquiring Fund, the Acquiring Fund’s investment adviser and counsel to the Acquiring Fund.  Following a review of the information received, discussions with the parties listed above, and consideration of the totality of the circumstances, the Board determined to approve the Reorganization and recommend it to shareholders.  With respect to the increase in management fee that the Acquiring Fund would represent over the management fee of the Acquired Fund, the Board noted that, while the management fee will be greater, the following factors lessen the impact of that increase on shareholders: (a) NCC has agreed to enter into an Operating Services Agreement with the Acquiring Fund that, for at least one year after the Reorganization, will have identical fees to those currently provided by HAM to the Acquired Fund (0.70% annually for Investor Class Shares and 0.20% annually for Institutional Class Shares); however, the NCC Operating Services Agreement will cover a number of expenses (e.g., E&O/D&O insurance expenses, certain expenses related to CCO services for the Acquiring Fund, etc.) that have been previously categorized as “Other Expenses” paid directly by the Acquired Fund (the “Absorbed Other Expenses”).  These Absorbed Other Expenses represented approximately 0.33% of the Acquired Fund’s assets during the most recently completed fiscal year; (b) NCC will pay out of the NCC management fee a sub-advisory fee to GWH to allow continuity of portfolio management for the Acquiring Fund; (c) NCC’s management fee will decrease at higher asset levels due to breakpoints of 5 basis points at $25 million, $50 million, $75 million and $100 million, such that shareholders will receive a fee reduction benefit from economies of scale at higher asset levels for the Acquiring Fund similar to, although not as great as, shareholders would currently experience at higher asset levels in the Acquired Fund; (d) NCC’s commitment to pay the Absorbed Other Expenses, when coupled with the management fee and the Operating Services Agreement fee, effectively acts as a “unified fee” for the Acquiring Fund that caps expenses covered under the two fees (excluding independent directors’ fees estimated at approximately 0.02%) at 1.55% for Investor Class Shares and 1.05% for Institutional Class Shares.  In addition, this “unified fee” decreases at asset levels over $25 million because of the management fee breakpoints; (e) the Acquired Fund had an expense ratio of 1.55% for the Investor Class at an asset level of approximately $21.5 million for its most recently completed fiscal year, and at an asset level of $19.6 million as of March 31, 2019, is currently accruing expenses at approximately 1.55%.  At the same asset level, the expense ratio for the Investor Class of the Acquiring Fund will accrue at approximately 1.54% following the Reorganization, which would be better for shareholders.  Similarly, the Acquired Fund had an expense ratio of 1.05% for the Institutional Class at an asset level of approximately $17.5 million for its most recently completed fiscal year, and at an asset level of $16.6 million as of March 31, 2019, is currently accruing expenses at approximately 1.05%.  At the same asset level, the Institutional Class of the Acquiring Fund will accrue at approximately 1.04% following the Reorganization, which would be better for shareholders;  (f) the inclusion of the Absorbed Other Expenses in the NCC Operating Services Agreement will ensure that “Other Expenses” of the Acquiring Fund will increase at lower asset levels by the amount represented by independent directors’ fees, since the Absorbed Other Expenses will be included in the new unified fee.  As a result, total expenses for the Acquiring Fund’s shareholders will not increase at lower asset levels at nearly the rate that they would for the Acquired Fund; and (g)  as a result of the foregoing, the Board expects that the total expense ratio of the Acquiring Fund following the Reorganization will be no more (and is likely to be less) than the total expense ratio of the Acquired Fund during its most recently completed fiscal year, despite the increase in the management fee.

The Henssler Board believes that the proposed Reorganizations is in the best interests of the Henssler Equity Fund and its shareholders, and that the interests of the Henssler Equity Fund’s shareholders will not be diluted as a result of the Reorganizations. If necessary, we may ask the shareholders of the Henssler Equity Fund to vote on the proposal to adjourn the Special Meeting to solicit additional proxies if a quorum does not exist or a quorum exists but there are insufficient votes at the time of the adjournment to approve the Reorganization for the Henssler Equity Fund. If adjournment is deemed necessary, the Henssler Board recommends that you vote “FOR” adjournment.

Question #18:

How do I vote my shares?

Answer: You can vote your shares by mail by following the instructions on the enclosed proxy card. You may also vote your shares in person by attending the meeting in person on May 23, 2019 at Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

Question #19:

Who should I call with questions about this proxy?

Answer: If you have any questions about the Reorganization, Plan, Proxy Statement or the proxy card, please do not hesitate to call (888) 263-5593.

Important additional information about the Reorganization is set forth in the accompanying Combined Proxy Statement/Prospectus.

Please read it carefully.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to HAM in validating your vote if you fail to sign your proxy card properly.

1.

Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.

Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

3.

All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration Valid Signature

Corporate Accounts

(1)

ABC Corp.

ABC Corp.

(2)

ABC Corp.

John Doe, Treasurer

(3)

ABC Corp.

c/o John Doe, Treasurer

John Doe

(4)

ABC Corp.

Profit Sharing Plan

John Doe, Trustee

Trust Accounts

(1)

ABC Trust

Jane B. Doe, Trustee

(2)

Jane B. Doe, Trustee

u/t/d 12/28/78

Jane B. Doe

Custodial or Estate Accounts

(1)

John B. Smith, Cust.

f/b/o John B. Smith, Jr. UGMA

John B. Smith

(2)

Estate of John B. Smith

John B. Smith, Jr., Executor

We encourage you to review all the important information contained in the proxy materials before voting.

PROXY STATEMENT FOR

THE HENSSLER EQUITY FUND, A SERIES OF THE HENSSLER FUNDS, INC.

The Henssler Equity Fund

3735 Cherokee Street

Kennesaw, Georgia 30144

PROSPECTUS FOR

MONTEAGLE OPPORTUNITY EQUITY FUND,

A SERIES OF MONTEAGLE FUNDS

Nashville Capital Corporation
2506 Winford Avenue

Nashville, TN  37211

DATED APRIL 25 , 2019

RELATING TO THE REORGANIZATION OF
THE HENSSLER EQUITY FUND
WITH AND INTO
MONTEAGLE OPPORTUNITY EQUITY FUND

This Combined Proxy Statement/Prospectus is furnished to you as a shareholder of The Henssler Equity Fund (the “Acquired Fund”), a series of The Henssler Funds, Inc., a Maryland corporation (the “Company”). As provided in the Agreement and Plan of Reorganization (the “Plan of Reorganization”), the Acquired Fund will be reorganized into the Monteagle Opportunity Equity Fund (the “Acquiring Fund”), a series of the Monteagle Funds (“the Monteagle Funds”), a Delaware statutory business trust (the “Reorganization”). The Plan of Reorganization will be presented at a Special Meeting of Shareholders (the “Special Meeting”) of the Acquired Fund, at Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 on May 23 , 2019, at 9:00 a.m. Eastern time. At the Special Meeting, shareholders of the Acquired Fund will be asked to consider and approve the Plan of Reorganization. A copy of the Plan of Reorganization is attached as Appendix A. The Acquired Fund and the Acquiring Fund are each referred to herein as a “Fund”, and together, the “Funds.” For purposes of this Combined Proxy Statement/Prospectus, the terms “shareholder,” “you” and “your” may refer to the shareholders of the Acquired Fund.

PROPOSALS

1.

Approval of the Plan of Reorganization, which provides for: (i) the transfer of all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities, known and unknown; and (ii) the distribution of Investor Class and Institutional Class shares of the Acquiring Fund so received to the prospective shareholders of the Acquired Fund.

2.

If necessary, a proposal to adjourn the Special Meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Special Meeting to approve the Plan on behalf of The Henssler Equity Fund; and

3.

The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

The Plan of Reorganization provides that the Acquired Fund will transfer all its assets to the Acquiring Fund. In exchange for the transfer of these assets, the Acquiring Fund will assume all of the Acquired Fund’s liabilities, known and unknown, and will simultaneously issue Investor Class and Institutional Class shares to the Acquired Fund in an amount equal in value to the net asset value (“NAV”) of the Acquired Fund’s shares as of the close of business on the business day preceding the foregoing transfers (the “Reorganization”). These transfers are expected to occur on or about May 27, 2019 (the “Closing Date”).

Immediately after the transfer of the Acquired Fund’s assets and liabilities, the Acquired Fund will make a liquidating distribution to its shareholders of the Acquiring Fund Investor Class and Institutional Class shares received, so that a holder of Investor Class and Institutional Class shares, respectively, in the Acquired Fund at the Closing Date of the Reorganization will receive a number of Investor Class and Institutional Class shares of the Acquiring Fund with the same aggregate value as the shareholder had in the Investor Class or Institutional Class Shares, respectively, of the Acquired Fund immediately before the Reorganization. At the Closing Date of the Reorganization, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. If shareholders of the Acquired Fund do not vote to approve the Reorganization, the Directors of The Henssler Funds, Inc. will consider other possible courses of action in the best interests of the Acquired Fund and its shareholders, including liquidation of the Acquired Fund.

Each of the Monteagle Funds and The Henssler Funds, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Henssler Funds, Inc. is a Maryland corporation and the Monteagle Fund is a Delaware statutory business trust. Henssler Asset Management, LLC (“HAM”) is the investment adviser to the Acquired Fund. G.W. Henssler & Associates, Ltd. (“GWH”) is an affiliate of HAM. HAM believes the shareholders of the Acquired

Fund will benefit from the Reorganization where Nashville Capital Corporation will serve as the investment adviser to the Acquiring Fund and GWH will serve as the investment sub-adviser to the Acquiring Fund.  ALPS Fund Services, Inc. is the transfer agent and redemption and dividend disbursing agent for the Acquired Fund and provides certain administrative services.  Mutual Shareholder Services, LLC is the transfer agent, administrator and fund accounting agent for the Acquiring Fund.  Cohen & Company, Ltd. is the independent registered public accounting firm and Pascual LLC serves as legal counsel to The Henssler Funds, Inc.  Cohen & Company, Ltd. is the independent public accounting firm and the Law Office of C. Richard Ropka, LLC serves as legal counsel to the Monteagle Funds and Acquiring Fund.  ALPS Distributors, Inc. is the principal distributor of the Acquired Fund.  Arbor Court Capital, LLC is the principal distributor of the Acquiring Fund. The Monteagle Funds is a multiple series trust that offers six (6) portfolios managed by common adviser and each having a separate sub-adviser. As of December 31, 2018, the Monteagle Funds consisted of multiple portfolios representing approximately $114,960,855 million in assets. The Monteagle Funds is not affiliated with the Company or the Acquired Fund. The Company and the Monteagle Funds have different Boards of Directors/Trustees.

As explained in greater detail below, the approval of this proposal will, in effect, ratify or approve actions taken by the Board of Trustees of the Monteagle Funds, on behalf of the Acquiring Fund, to approve an investment advisory agreement with NCC and the sub-advisory agreement with GWH.  The sole initial shareholder of the Acquiring Fund will provide initial shareholder approval of these agreements.

This Proxy Statement contains information you should know before voting on the proposed Reorganization. Please read this Proxy Statement and keep it for future reference. If you need additional copies of this Proxy Statement, please contact the Acquired Fund toll-free at (800) 936-3863 or in writing at The Henssler Funds, Inc., 3735 Cherokee Street, Kennesaw, GA 30144. Additional copies of this Proxy Statement will be delivered to you promptly upon request. For a free copy of The Henssler Equity Fund’s annual report for the fiscal year ended April 30, 2018 or the semi-annual report for the period ended October 31, 2018, please contact the Acquired Fund toll-free at (800) 936-3863, at www.henssler.com, or in writing at, The Henssler Funds, Inc., 3735 Cherokee Street, Kennesaw, GA 30144.

This Proxy Statement/Prospectus sets forth information that a shareholder of the Acquired Fund should know before voting on the Reorganization and should be retained for future reference. The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated into this Proxy Statement/Prospectus by reference (That means that those documents are considered legally to be part of this Proxy Statement/Prospectus):

•

The Prospectus and Statement of Additional Information for the Acquired Fund, a series of the Company, dated August 28, 2018 (as supplemented to date), Accession No. 0001398344-18-012626;

•

The Annual Report to Shareholders of the Acquired Fund for the fiscal year ended April 30, 2018, Accession No. 0001398344-18-009821;

•

The Semi-Annual Report to Shareholders of the Acquired Fund, for the fiscal period ended October 31, 2018, Accession No. 0001398344-19-000101;

•

The Prospectus dated April 25, 2019, of the Acquiring Fund, a series of the Monteagle Funds, Accession No. 0001162044-19-000228 which is also enclosed with this Proxy Statement/Prospectus; and

•

A Statement of Additional Information (“SAI”) dated April 25, 2019, relating to this Proxy Statement/Prospectus, which has been filed with the SEC, Accession No. 0001162044-19-000228 .

The Acquiring Fund is newly-organized and currently has no assets or liabilities. The Acquiring Fund has been created in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the Acquired Fund and will not commence operations until the date of the Reorganization. For a detailed discussion of the investment objectives, policies, risks and restrictions of the Acquired Fund, see the Prospectus for the Fund dated August 28, 2018.

The Acquired Fund’s Prospectus dated August 28, 2018 and Annual Report to Shareholders for the fiscal year ended April 30, 2018, containing audited financial statements, and the unaudited Semi-Annual Report to Shareholders for the period ended October 31, 2018 have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to The Henssler Funds, Inc., through the Internet at www.henssler.com or by calling toll-free (800) 936-3863.

This Proxy Statement will be mailed on or about April 30, 2019 to shareholders of record of the Acquired Fund as of March 29, 2019 (the “Record Date”). Copies of these materials and other information about the Monteagle Funds, The Henssler Funds, Inc., the Acquired Fund, and the Acquiring Fund are available upon request and without charge by writing to the address below or by calling the telephone numbers listed as follows:

For inquiries regarding the Acquired Fund: For inquiries regarding the Acquiring Fund or the Monteagle Funds:

The Henssler Equity Fund 3735 Cherokee Street Kennesaw, Georgia 30144 (800) 936-3863 www.henssler.com	Monteagle Opportunity Equity Fund 2506 Winford Avenue Nashville, TN 37211 (888) 263-5593 www.monteaglefunds.com

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund.

The Monteagle Funds and The Henssler Funds, Inc. are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and file reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

SUMMARY

5

The Reorganization

5

Federal Tax Consequences

5

Investment Objectives and Principal Investment Strategies

6

Fees and Expenses

6

Portfolio Turnover

7

BOARD CONSIDERATIONS

7

COMPARISON OF THE EXISTING FUND AND THE NEW FUND

9

Investment Objectives and Principal Investment Strategies

9

Comparison of Investment Objectives and Principal Investment Strategies

10

Fundamental Investment Policies

10

Risks of the Funds

12

Performance History

12

Management of the Funds

13

Portfolio Managers

16

Legal Proceedings

16

Dividends, Distributions and Taxes

18

Payments to Broker-Dealers and Other Financial Intermediaries

19

FINANCIAL HIGHLIGHTS

19

INFORMATION RELATING TO THE REORGANIZATION

19

Description of the Reorganization

19

Reasons for the Reorganization

19

Terms of the Reorganization

20

Federal Income Taxes

20

Expenses of the Reorganization

20

Continuation of Shareholder Accounts and Plans; Share Certificates

20

OTHER INFORMATION

21

Capitalization

21

The Proxy

21

Shareholder Information

21

Voting Securities and Voting

22

Shareholder Rights and Obligations

23

Shareholder Proposals

25

APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION
APPENDIX B: FINANCIAL HIGHLIGHTS

APPENDIX C: MONTEAGLE OPPORTUNITY EQUITY FUND PROSPECTUS DATED APRIL 25 , 2019, AS SUPPLEMENTED TO DATE

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Proxy Statement/Prospectus and is qualified in its entirety by references to the more complete information contained herein. Shareholders should read the entire Combined Proxy Statement/Prospectus carefully.

Each of the Monteagle Funds and The Henssler Funds, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Henssler Funds, Inc. is a Maryland corporation and the Monteagle Funds is a Delaware statutory business trust. The Acquired Fund is organized as a separate series of The Henssler Funds, Inc. The Acquiring Fund is organized as a separate series of the Monteagle Funds. Each Fund’s investment objective, which is identical, is to seek long-term growth of capital. The Acquiring Fund will employ a principal investment strategy identical to the Acquired Fund that emphasizes long-term capital appreciation and safety of principal. Under normal circumstances, the Acquiring Fund invests more than 90% of its total assets in common stocks of companies identified by the Acquiring Fund’s investment sub-adviser, G.W. Henssler & Associates, Ltd. (“GWH” or the “Sub-adviser”), based on the characteristics below. The Acquiring Fund may invest in companies of any size, and the Acquiring Fund typically holds its common stock investments until the fundamentals of the issuer change or other opportunities present themselves. In addition, the Acquiring Fund may invest up to 20% of its total assets in common stocks of foreign issuers that are traded in the United States and in American Depositary Receipts of foreign companies. When selecting common stocks for the Acquiring Fund, the Sub-adviser seeks companies that exhibit the following characteristics: i) undervalued assets; ii) strong balance sheet characteristics and financial foundations; iii) high earnings expectations; and iv) quality management and potential for future growth.  Factors deemed important by the Sub-adviser in selecting securities of such companies include but are not limited to: i) price; ii) price history; and iii) price-to-earnings ratio.

The Acquiring Fund believes that its focus on the fundamentals of the businesses it invests in results in the purchase of above-average, high-quality securities with strong-growth potential.

Henssler Asset Management, LLC (“HAM”) is the Acquired Fund’s investment adviser. As part of this reorganization, the ownership of HAM and GWH has determined to have GWH serve as the Acquiring Fund’s investment sub- adviser.  After the Reorganization, HAM will terminate as a business.  HAM believes that the shareholders of the Acquired Fund will benefit from the Reorganization where NCC will serve as investment adviser to the Acquiring Fund. NCC currently advises six (6) other series of the Monteagle Funds, and the parties to the Reorganization believe it will provide the Acquiring Fund increased opportunities for asset growth.

In connection with the Reorganization, NCC and HAM have agreed to pay for all direct and indirect expenses relating to the Reorganization, including all expenses related to the proxy, shareholder meeting, notices, and transfers of data as may be required, legal expenses and service provider transition fees.

The Reorganization

Background. The Board of The Henssler Funds, Inc., including all the Directors who are not “interested persons” of the Company (as defined in the 1940 Act) (the “Independent Directors”), on behalf of the Acquired Fund, at the recommendation of HAM, has approved the Agreement and Plan of Reorganization (the “Plan of Reorganization”), and concluded that the Reorganization would be in the best interests of the Acquired Fund and its shareholders, and that the interests of existing shareholders in the Acquired Fund will not be diluted as a result of the transaction contemplated by the Reorganization. Likewise, the Board of the Monteagle Funds, including all the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of the Acquiring Fund, concluded that completion of the Reorganization is advisable and would be in the best interests of the shareholders of the Fund, and that the interests of the shareholders of the Fund will not be diluted as a result of the Reorganization.

The Proposed Reorganization. The Plan of Reorganization provides for:

•

the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Investor Class and Institutional Class shares of the Acquiring Fund;

•

the distribution of such shares to the Acquired Fund’s shareholders; and

•

the termination of the Acquired Fund as a separate series of the Company.

If the proposed Reorganization is completed, the Acquiring Fund will acquire all the assets and assume all of the liabilities of the Acquired Fund; and shareholders of the Acquired Fund will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the Acquired Fund shares that the shareholders owned immediately prior to the Reorganization.

Federal Tax Consequences

The Reorganization is intended to qualify for federal tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”). If the Reorganization so qualifies, shareholders of the Acquired Fund will not recognize gain or loss in the transaction.

1

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to seek growth of capital. The Acquired Fund and Acquiring Fund have each adopted an investment policy to invest, under normal circumstances, at least 90% of its net assets in a diversified portfolio of equity securities. The principal investment strategies of the Acquiring Fund will be identical to those of the Acquired Fund.  For a comparison of each Fund’s investment objective and principal investment strategies, see “Investment Objectives” below. For information on risks, see “Comparison of the Acquired Fund and Acquiring Fund — Risks of the Funds”, below.

Fees and Expenses

As an investor, shareholders pay fees and expenses to buy and hold shares of the Fund. Shareholders may pay shareholder fees directly when they buy or sell shares. Shareholders pay annual fund operating expenses indirectly because they are deducted from Fund assets. The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of the Fund. The Acquired Fund’s expenses are based upon financial statements as of March 31, 2019.

Shareholder Fees (fees paid directly from your investment):

	Acquired Fund Investor Class Shares	Acquired Fund Institutional Class Shares	Pro Forma Acquiring Fund Investor Class shares	Pro Forma Acquiring Fund Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*:

	Acquired Fund Investor Class Shares	Pro-Forma Acquiring Fund Investor Class shares
Management Fees	0.50%	0.83% (1)
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.35%	0.01% (2)
Operating Services Fee	0.70%	0.70%
Total of all Other Expenses	1.05%	0.71%
Acquired Fund Fees and Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	1.55%	1.54% (3)

	Acquired Fund Institutional Class Shares	Pro-Forma Acquiring Fund Institutional Class shares
Management Fees	0.50%	0.83% (1)
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.35%	0.01% (2)
Operating Services Fee	0.20%	0.20%
Total of all Other Expenses	0.55%	0.21%
Acquired Fund Fees and Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	1.05%	1.04% (3)

2

(1)

The “Management Fees” of the Acquiring Fund reflects the new management fee which is blended rate of various breakpoints using the total assets of the Acquired Fund as of March 31, 2019.   The “Management Fees” under the Acquiring Fund will not exceed 0.85%.

(2)

The “Other Expenses” under the Acquiring will only include expenses associated with the Independent Trustees of the Trust.  Because the Acquired Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.

(3)

“Total Annual Fund Operating Expenses” may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund as a result of its investments in investment companies and other pooled investment vehicles.

*

There is no guarantee that actual expenses will be the same as those shown in the table. Pro Forma expenses of the Acquiring Fund are based on estimated amounts for the current fiscal year. NCC and HAM will share in the costs incurred in connection with the Reorganization. Accordingly, expenses associated with the Reorganization have not been reflected in the tables above.

Examples

These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Investor Class	1 year	3 years	5 years	10 years
Acquired Fund	$158	$489	$844	$1,843
Pro-Forma Acquiring Fund	$157	$486	$839	$1,834

Institutional Class	1 year	3 years	5 years	10 years
Acquired Fund	$107	$334	$579	$1,281
Pro-Forma Acquiring Fund	$104	$331	$579	$1,271

The Examples above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. NCC and HAM will share in the costs incurred in connection with the Reorganization. Accordingly, expenses associated with the Reorganization have not been reflected in the tables above.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. The Acquiring Fund intends to adopt the historical performance of the Acquired Fund. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 6% of the average value of its portfolio. The Acquiring Fund is expected to have a similar portfolio turnover rate that will be less than 100% of the average value of its portfolio.

BOARD CONSIDERATIONS

Information regarding the Letter of Intent was presented to the Board of Directors of The Henssler Funds, Inc. (the “Board”), including a majority of the Independent Directors, at meetings held on December 14, 2018. The Board, including a majority of the Independent Directors, held a special telephonic meeting held on March 8, 2019.  The Agreement and Plan of Reorganization (“Plan of Reorganization”) was presented to the Board during the regularly scheduled board meeting on March 22, 2019.  At the meetings, management of the Acquired Fund (“Fund Management”), representatives of Henssler Asset Management, LLC (“HAM”) and/or Nashville Capital Corporation (“NCC”) provided, and the Board reviewed with the assistance of independent legal counsel, detailed information about the Reorganization. In particular, the Board received a draft Plan of Reorganization, NCC’s Response to a Request for Information, the Board of Trustees of Monteagle Funds’s (“Monteagle Board”) Response to a Request for Information, a Supplemental Response from the Monteagle Board, and additional analysis and other information presented by NCC and HAM. At the December 14, 2018 meeting, the Board discussed the professional background of the key personnel at NCC. They noted that an affiliate of HAM, G.W. Henssler & Associates, Ltd. (“GWH”) will be engaged as sub-adviser to the Acquiring Fund after the Reorganization and will continue to use the principal investment strategy currently utilized by the Acquired Fund in providing day-to-day portfolio management of the Acquiring Fund. At the March 8, 2019 and March 22, 2019 meetings, the Board considered the

3

revised Plan of Reorganization and, to the extent applicable, Section 15(f) of the Investment Company Act of 1940, as well as agreements, representations and assurances made by NCC and HAM, that each will cause each of its affiliates to, conduct its business and use commercially reasonable efforts in such a way as to ensure that no undue burden is imposed on the Acquiring Fund due to the Reorganization.

The Board evaluated this and all other relevant information that had been provided to it by Fund Management, NCC, Monteagle Funds and HAM in determining whether the Reorganization was in the best interests of the Acquired Fund and its shareholders.  In this regard, the Board considered the potential benefits, risks and costs of the Reorganization to shareholders of the Acquired Fund, which included consideration of the following factors, among others:

1.

Fund Management began exploring options for the Acquired Fund over 6 months ago because HAM indicated to the Board that the Acquired Fund was no longer profitable for HAM at its current asset levels, HAM did not expect the Acquired Fund to increase assets in the near term under its current structure, and HAM was considering whether to continue supporting the Acquired Fund over the long term.  Following a search for alternative solutions and the consideration of options that included liquidating and dissolving the Acquired Fund, Fund Management presented the proposed Reorganization as the most attractive option to allow the Acquired Fund to continue operations as part of a larger fund family with an investment adviser committed to supporting the Acquiring Fund with greater resources and a wider distribution network.

2.

The assets of the Acquired Fund to be acquired in this Reorganization shall consist of all assets and property, including, without limitation, all rights of the Acquired Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date of the Plan of Reorganization, books and records, including books and records maintained by the investment adviser to the Acquired Fund, and any other property and records owned by the Acquired Fund on the Closing Date (collectively, the “Assets”);

3.

The liabilities of the Acquired Fund to be acquired in this Reorganization shall consist of all liabilities of the Acquired Fund on the Closing Date (e.g., reflected on financial statements and disclosed to NCC);

4.

NCC and HAM (but neither the Acquired Fund nor Acquiring Fund) will bear the costs of the Reorganization, including the costs of this proxy statement, the shareholder meeting and related expenses to effect this Reorganization;

5.

After the Reorganization, shareholders will be invested in the Acquiring Fund with an identical investment objective and principal investment strategy to the Acquired Fund;

6.

An affiliate of HAM, GWH, will be engaged as the investment sub-adviser to the Acquiring Fund, whereby two of the three portfolio managers of the Acquired Fund will serve as the portfolio managers of the Acquiring Fund following the Reorganization continuing to manage the portfolio of the Acquiring Fund on a day-to-day basis;

7.

The Reorganization is intended to be a tax-free reorganization for shareholders;

8.

NCC serves as the investment adviser to six existing Monteagle Funds that have materially greater assets in a much larger fund complex than the Acquired Fund has had as a single fund, and NCC has resources and a distribution network available to assist the Acquiring Fund to grow and scale assets and operations in ways that HAM and the Acquired Fund has not offered and would not be able to offer;

9.

NCC has agreed to enter into an Operating Services Agreement with the Acquiring Fund that for at least one year after the Reorganization will have identical fees to those currently provided by HAM to the Acquired Fund (0.70% annually for Investor Class Shares and 0.20% annually for Institutional Class Shares); however, the NCC Operating Services Agreement will cover a number of expenses (e.g., E&O/D&O insurance expenses, certain expenses related to CCO services for the Acquiring Fund, etc.) that have been previously categorized as “Other Expenses” paid directly by the Acquired Fund (the “Absorbed Other Expenses”).  These Absorbed Other Expenses represented approximately 0.33% of the Acquired Fund’s assets during the most recently completed fiscal year.1

10.

While NCC’s management fee under the NCC advisory agreement will be greater than HAM’s management fee under the current advisory agreement, the following factors lessen the impact of that increase on shareholders:

A.

As noted above, NCC has agreed to cover the Absorbed Other Expenses under the NCC Operating Services Agreement.

4

B.

NCC will pay out of the NCC management fee a sub-advisory fee to GWH to allow continuity of portfolio management for the Acquiring Fund.

C.

NCC’s management fee will decrease at higher asset levels due to breakpoints of 5 basis points at $25 million, $50 million, $75 million and $100 million, such that shareholders will receive a fee reduction benefit from economies of scale at higher asset levels for the Acquiring Fund similar to, although not as great as, shareholders would currently experience at higher asset levels in the Acquired Fund.

D.

NCC’s commitment to pay the Absorbed Other Expenses, when coupled with the management fee and the Operating Services Agreement fee, effectively acts as a “unified fee” for the Acquiring Fund that caps expenses covered under the two fees (excluding independent directors’ fees estimated at approximately 0.02%) at 1.55% for Investor Class Shares and 1.05% for Institutional Class Shares.  In addition, this “unified fee” decreases at asset levels over $25 million because of the management fee breakpoints.

E.  The Acquired Fund had an expense ratio of 1.55% for the Investor Class at an asset level of approximately $21.5 million for its most recently completed fiscal year, and at a net asset level of $19.6 million as of March 31, 2019, is currently accruing expenses at approximately 1.55%.  At the same net asset level, the expense ratio for the Investor Class of the Acquiring Fund will accrue at approximately 1.54% following the Reorganization, which would be better for shareholders.  Similarly, the Acquired Fund had an expense ratio of 1.05% for the Institutional Class at a net asset level of approximately $17.5 million for its most recently completed fiscal year, and at a net asset level of $16.6 million as of March 31, 2019, is currently accruing expenses at approximately 1.05%.  At the same asset level, the Institutional Class of the Acquiring Fund will accrue at approximately 1.04% following the Reorganization, which would be better for shareholders.2

F.

The inclusion of the Absorbed Other Expenses in the NCC Operating Services Agreement will ensure that “Other Expenses” of the Acquiring Fund will increase at lower net asset levels by the amount represented by independent directors’ fees, since the Absorbed Other Expenses will be included in the new unified fee.  As a result, total expenses for the Acquiring Fund’s shareholders will not increase at lower asset levels at nearly the rate that they would for the Acquired Fund.

G.

As a result of the foregoing, the Board expects that the total expense ratio of the Acquiring Fund following the Reorganization will be no more (and is likely to be less) than the total expense ratio of the Acquired Fund during its most recently completed fiscal year, despite the increase in the management fee.

11.

The Acquiring Fund’s adviser/sub-adviser structure provides an additional level of oversight and greater resources for managing the Acquiring Fund than the Acquired Fund has now, as shareholders will benefit from NCC’s oversight and support of GWH in managing the Acquiring Fund;

12.

NCC and HAM have made certain agreements, representations and assurances, including their agreement to pay all expenses related to the Reorganization and their confirmation that no payment would be made by NCC to HAM or any affiliate in connection with the Reorganization (except for any fees earned by GWH in the future as sub-adviser to the Acquiring Fund), to ensure that the Acquiring Fund is not unduly burdened by the Reorganization, consistent with Section 15(f) of the 1940 Act, to the extent applicable to the Reorganization; and

13.

Failure to enter into the Reorganization would likely lead to the closing, liquidation and dissolution of the Acquired Fund, which may have adverse tax and other consequences for shareholders.

In considering the Reorganization and approving the Plan of Reorganization, the Board did not identify any single factor as being of paramount importance, and different Directors may have given different weight to different factors. Based on the Board’s review, including an evaluation of the information presented to them, the Board (on behalf of the Acquired Fund), including all of the Independent Directors, considering its fiduciary duties and in the exercise of its business judgment, concluded that: (i) the Reorganization would be in the best interests of the Acquired Fund and its shareholders, and (ii) the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Reorganization. Accordingly, at the recommendation of Trust management and HAM, and subject to shareholder approval and certain approvals by the Monteagle Funds which have subsequently been satisfied, the Board approved the Reorganization.

COMPARISON OF THE EXISTING FUND AND THE NEW FUND

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

5

This section will help you compare the investment objectives and principal investment strategies of the Acquired Fund with those of the Acquiring Fund. This section also describes the key differences, if any, between the Funds. Please be aware that this is only a brief discussion. More complete information may be found in each Fund’s prospectus.

The principal investment strategies of both the Acquired Fund and the Acquiring Fund are described below. The principal investment strategies of the Acquiring Fund will be identical to those of the Acquired Fund, as summarized in the chart below.

	Acquired Fund	Acquiring Fund
Advisory Structure	Adviser: Henssler Asset Management, LLC	Adviser: Nashville Capital Corporation Subadvisor: G.W. Henssler & Associates, Ltd.
Investment Objective	To seek growth of capital.	Identical to Acquired Fund.
Principal Investment Strategies

The Fund seeks to achieve its objective by investing substantially all its assets in securities listed on a national securities exchange.

To meet its investment objective, the Fund will employ an investment strategy that emphasizes long-term capital appreciation and safety of principal. Under normal circumstances, the Fund invests more than 90% of its total assets in common stocks of companies identified by the Fund’s investment sub-adviser, G.W. Henssler & Associates, LTD (the “Sub-adviser”), based on the characteristics below. The Fund may invest in companies of any size, and the Fund typically holds its common stock investments until the fundamentals of the issuer change or other opportunities present themselves. In addition, the Fund may invest up to 20% of its total assets in common stocks of foreign issuers that are traded in the United States and in American Depositary Receipts of foreign companies. When selecting common stocks for the Fund, the Sub-adviser seeks companies that exhibit the following characteristics:

•

undervalued assets;

•

strong balance sheet characteristics and financial foundations;

•

high earnings expectations; and

•

quality management and potential for future growth.

Factors deemed important by the Sub-adviser in selecting securities of such companies include, but are not limited to:

•

price;

•

price history; and

•

price-to-earnings ratio.

The Fund believes that its focus on the fundamentals of the businesses it invests in results in the purchase of above-average, high-quality securities with strong growth potential.

Identical to Acquired Fund.

Comparison of Investment Objectives and Principal Investment Strategies

As noted in the foregoing table, the Funds’ investment objectives (growth of capital) and their principal investment strategies are identical.

FUNDAMENTAL INVESTMENT POLICIES

6

Each Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Acquired Fund and the Acquiring Fund each have adopted the following fundamental investment limitations:

	Acquired Fund	Acquiring Fund
1. Diversification

As to 75% of its total assets, purchase securities of any one issuer, other than those issued or guaranteed by the United States government, if immediately after such purchase more than 5% of the Fund’s total assets would be invested in securities of such issuer or the Fund would own 10% or more of the outstanding voting securities of such issuer.

Substantially similar to Acquired Fund.
2. Concentration	Invest 25% or more of its total assets in the securities of issuers in any particular Standard & Poor’s 500 industry sector.	Substantially similar to Acquired Fund.
3. Senior Securities	Issue senior securities, except as permitted under the Investment Company Act.	Substantially similar to Acquired Fund.
4. Control	Make investments for the purpose of exercising control or management.	Substantially similar to Acquired Fund.
5. Real Estate

Purchase or sell real estate or interests in real estate, including real estate limited partnerships; PROVIDED, HOWEVER, that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

Substantially similar to Acquired Fund.
6. Commodities

Purchase or sell commodities or commodity contracts, including future contracts, provided however that the Fund may enter into foreign currency exchange contracts as described above under “Investments in Foreign Securities.”

Substantially similar to Acquired Fund.
7. Margin Purchases	Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.	Substantially similar to Acquired Fund.
8. Loans

Make loans to other persons; provided, however, that, for purposes of this restriction, the term “loan” does not include the purchase of an issue of publicly distributed bonds or debentures, government obligations, certificates of deposit, bankers’ acceptances or repurchase agreements.

Substantially similar to Acquired Fund.
9. Borrowing

Borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.

Borrow amounts in excess of 5% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.

7

10. Mortgaging, Pledging or Hypothecating Securities

Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in nine (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s total assets, taken at market value.

Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in nine (9) above, and then such mortgaging, pledging or hypothecating may not exceed 5% of the Fund’s total assets, taken at market value.

11. Illiquid Securities

Invest more than 10% of the Fund’s total assets in securities for which there are legal or contractual restrictions on resale, securities which are not readily marketable, securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, or other illiquid securities.

Substantially similar to Acquired Fund.
12. Underwrite	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.	Substantially similar to Acquired Fund.
13. Puts & Calls	Write, purchase or sell puts, calls or combinations thereof.	Substantially similar to Acquired Fund.
14. Oil, Gas & Mineral

Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases; PROVIDED, HOWEVER, that the Fund may purchase or sell securities of entities which invest in such programs.

Substantially similar to Acquired Fund.

Comparison of Fundamental Investment Policies

As noted in the foregoing table, the Funds’ Fundamental Investment Policies are substantially similar except for that the Acquiring Fund has reduced its borrowing limitation in compliance with the requisite corresponding Investment Company Act of 1940 regulations.

Risks of The Funds

The primary risks of an investment in each Fund are shown on the tables below. An explanation of each of the risks is provided in the adjacent column of the table.

Type of Risk	Acquired Fund	Acquiring Fund
Market Risk	The value of stocks selected for the Fund’s portfolio or the overall stock market may decline over short or extended periods.	Substantially similar to Acquired Fund.
Business and Economic Risk	Often, a particular industry, or certain companies within that industry, may be affected by circumstances that have little to no impact on other industries, or other companies within that industry.	Substantially similar to Acquired Fund.
Management Style Risk	The ability of the Fund to meet its investment objective is directly related to the Adviser’s selection of investments for the Fund, particularly in volatile stock markets.	Substantially similar to Acquired Fund.

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Value Style Investing Risk

A value stock may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value and bid up the price, the markets favor faster-growing companies, or the factors that the Adviser believes will increase the price of the security do not occur. Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Substantially similar to Acquired Fund.
Political Risk	The regulation or deregulation of particular industries may materially impact the value of companies within the affected industry.	Substantially similar to Acquired Fund.
Investments in Small- and Mid-Sized Companies Risk

Although the Fund invests in companies of all sizes, there may be times when the Fund is substantially invested in small- and mid-sized companies. Stocks of smaller and mid-sized companies may have more risks than larger companies. In general, they have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies. Due to these and other factors, small- and mid-sized companies may be more susceptible to market downturns, and their stock prices may be more volatile.

Substantially similar to Acquired Fund.
Foreign Securities Risk

Investing in foreign securities involves risks that political and economic events unique to a foreign country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Substantially similar to Acquired Fund.

Comparison of Principal Investment Risks

As noted in the foregoing table, the Principal Investment Risks Funds’ the Acquired Fund and the Acquiring Fund are subject to substantially similar to risks.

Performance History

The Acquiring Fund is a newly formed “shell” fund that has not yet commenced operations, and therefore has no performance history. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire all or substantially all the assets and substantially all the liabilities and continue the business of the Acquired Fund. Therefore, if shareholders of the Acquired Fund approve the Plan of Reorganization and the Acquired Fund is reorganized into the Acquiring Fund, the Acquired Fund will remain the “accounting survivor.” This means that the combined Fund will continue to show the historical investment performance and returns of the Acquired Fund (even after its liquidation).

The historical performance of the Acquired Fund is set forth under the “Performance” section in the prospectus for the Acquired Fund, which is incorporated into this Proxy Statement/Prospectus by reference.

Management of the Funds

9

Acquired Fund Adviser

HAM acts as the investment adviser to the Acquired Fund and is responsible for the investment decisions of the Fund. HAM is located at 3735 Cherokee Street, Kennesaw, Georgia 30144. It is a Georgia limited liability company that was founded in 1998. The firm is an investment advisory company registered with the U.S. Securities and Exchange Commission and is an affiliate of G.W. Henssler & Associates, Ltd., an investment manager, which has provided investment advisory services to corporation, individual investors, and institutional investors since its inception in 1987. HAM’s current advisory activities consist of providing investment supervisory services to The Henssler Funds, Inc., investment screening, investment supervisory services for separate account clients, and consulting with individuals and institutions.  As of December 31, 2018, HAM had 271 client accounts and approximately $304,266,236 million in assets under management.

Subject to the general oversight of the Board, HAM is directly responsible for making the investment decisions for the Fund. HAM is responsible for the day-to-day management of the Acquired Fund and retains overall supervisory responsibility of the general management and investment of the Acquired Fund’s assets.

HAM provides investment advisory services and day-to-day administrative services to the Acquired Fund under separate agreements with the Company. More particularly, HAM has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Company to provide investment management services to the Acquired Fund. In addition to the Advisory Agreement, HAM has entered into an Amended and Restated Operating Services Agreement (the “Operating Services Agreement”) with the Company to provide, or make arrangements for the provision of, virtually all day-to-day operational services to the Fund. For these services, the Fund paid HAM the fees described below for the fiscal year ended April 30, 2018, for the Investor Class and Institutional Class, respectively. All fees are expressed as an annual percentage of average net assets of the Acquired Fund. These fees do not include the costs of brokerage, interest, taxes, litigation, annual fees paid to the independent directors and their related expenses, fees and expenses of legal counsel for the independent directors, certain insurance policy premiums, a portion of the salary of the Company's Chief Compliance Officer and other extraordinary expenses.

	Investor Class	Institutional Class
Advisory Fee	0.50%	0.50%
Operating Services Fee	0.70%	0.20%
Total Fees Paid to the Adviser	1.20%	0.70%

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement with HAM is available in the Acquired Fund’s semi-annual report for the period ended October 31, 2018.

Acquiring Fund Adviser

NCC, located at 2506 Winford Avenue, Nashville, TN 37211, the Investment Adviser to the Acquiring Fund,  is a Tennessee Corporation that was founded in 1986 and became an SEC Registered Investment Advisor on September 9, 1988. Subject to the general oversight of the Board of Trustees of the Trust (the “Board”), NCC is responsible for, among other things, developing a continuing investment program for the Acquiring Fund in accordance with its investment objective, reviewing the investment strategies and policies of the Acquiring Fund and advising the Board on the selection of Sub-advisers.

In this capacity, NCC advises and assists the officers of the Trust in conducting the business of the Acquiring Fund and is responsible for providing general investment advice and guidance to the Acquiring Fund, although NCC has delegated responsibility for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio to G.W. Henssler & Associates, LTD.  NCC was formed in 1986 and, as of August 31, 2018, managed assets of over $138 million.

The Adviser pays all the operating expenses of the Acquiring Fund except costs of membership in trade associations, SEC registration fees and related expenses, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), litigation expenses, fees and expenses of non-interested Trustees attributable to the Acquiring Fund and extraordinary expenses.

The Acquiring Fund’s expenses, except for those listed above, which are paid by NCC, are comprised of expenses directly attributable to the Fund as well as expenses that are allocated among all series of the Trust. In addition, NCC is responsible for distribution expenses – including, among other things, the expense of printing and mailing prospectuses and sales materials used for promotional purposes. NCC or GWH (not the Acquiring Fund) may, at their own expense and out of their own resources, make cash payments to certain financial intermediaries for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customer’s assets in the Fund. These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase Fund shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to financial intermediaries that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, transaction processing, sub-accounting or marketing support.

The Acquiring Fund will pay NCC the estimated fees described below for the fiscal year ending August 31, 2019 for the Investor Class and Institutional Class, respectively. These fees are estimated fees as the Acquiring Fund has not yet begun operations.  All fees are expressed as an annual percentage of average net assets of the Acquiring Fund.

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	Investor Class	Institutional Class
Advisory Fee	0.83%	0.83%
Operating Services Fee	0.70%	0.20%
Total Fees Paid to the Adviser	1.53%	1.03%

Pursuant to the Management Agreement, the Adviser is paid a management fee based on the Acquiring Fund’s average daily net assets according to the following schedule for both the Investor Class and Institutional Class:

Average Daily Net Assets of the Fund	Annual Management Fee Rate
First $25 million	0.85%
$25 million to $50 million	0.80%
$50 million to $100 million	0.75%
Over $100 million	0.70%

A discussion of the factors that the Board considered in approving the advisory and subadvisory agreements for the Acquiring Fund will be available in the Acquiring Fund’s annual report for the fiscal period ending August 31, 2019.

Comparison of Advisory Fees

A comparison of the advisory fees for both the Investor Share Class and Institutional Share Class of the Acquired Fund and Acquiring Fund are as follows:

Average Daily Net Assets of the Fund	Acquired Fund	Acquiring Fund
	Annual Management Fee	Annual Management Fee	Annual Sub-adviser Fee
First $25 million	0.50%	0.85%	0.25%
$25 million to $50 million	0.50%	0.80%	0.50%
$50 million to $100 million	0.50%	0.75%	0.50%
Over $100 million	0.50%	0.70%	0.50%

If the Reorganization is approved, GWH will serve as investment sub-adviser for the Acquiring Fund. NCC, with its principal place of business at 2506 Winford Avenue, Nashville, TN 37211, will become the investment adviser to the Acquiring Fund pursuant to a new investment advisory agreement with Monteagle Funds, on behalf of the Acquiring Fund. As investment adviser to the Acquiring Fund, NCC will provide investment advisory services to the Acquiring Fund, including oversight of GWH, as the Acquiring Fund’s sub-adviser, ensuring quality control of GWH’s investment process, and monitoring and measuring the Acquiring Fund’s risk and return against appropriate benchmarks and peers.

Similar to the current Investment Advisory Agreement between HAM and the Acquired Fund, the new investment advisory agreement between the Monteagle Funds and NCC (the “NCC Investment Advisory Agreement”) describes the services NCC will provide to the Acquiring Fund, which are similar to the services currently provided by HAM to the Acquired Fund. In addition, as the Acquiring Fund’s investment adviser, NCC has the ability to delegate day-to-day portfolio management responsibilities to one or more sub-advisers, and in that connection will be responsible for making recommendations to the Board of Trustees of the Monteagle Funds (the “Monteagle Funds Board”) with respect to hiring, termination and replacement of any sub-adviser of the Acquiring Fund. NCC is not liable to the Monteagle Funds under the terms of the NCC Investment Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by NCC or the Monteagle Funds in connection with the performance of the NCC Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty by NCC with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on NCC’s part in the performance of its duties or from reckless disregard by it of its duties under the NCC Investment Advisory Agreement. In addition, as with the Investment Advisory Agreement with HAM, the NCC Investment Advisory Agreement will terminate automatically upon its assignment. If the Reorganization is approved by the shareholders of the Acquired Fund, the NCC Investment Advisory Agreement would continue in force with respect to the Acquiring Fund for a period of two years after the effective date of the NCC Investment Advisory Agreement, unless sooner terminated as provided in the NCC Investment Advisory Agreement. The NCC Investment Advisory Agreement would continue in force from year to year thereafter with respect to the Acquiring Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The Acquiring Fund’s advisory fee will be higher than the current advisory fee of the Acquired Fund (NCC, as adviser of the Acquiring Fund, will be paid at most a fee equal to 0.85% of the Acquiring Fund’s average daily net assets which is higher than the advisory fee of 0.50% currently paid by the Acquired Fund).  Under the expense structure of the Acquiring Fund, NCC will pay GWH a sub-advisory fee.  In addition, pursuant to the terms of the Operating Services Agreement, and unlike the current fee structure under the Acquired fund, NCC will pay all the Acquiring Fund’s day-to-day operational expenses (except for the costs of membership in trade associations, SEC registration fees and related expenses, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), litigation expenses, fees and expenses of non-interested Trustees attributable to the

11

Acquiring Fund and extraordinary expenses).  The Operating Services Fee for each class will remain the same of 0.20% for the Institutional Class shares and 0.70% for the Investor Class Shares. The Operating Services Agreement may be terminated at any time upon sixty (60) days-notice which could result in increased costs to the Acquiring Fund and its shareholders.

The total expense ratio of the Acquiring Fund will be no more (and is likely to be less) than the total expense ratio of the Acquired Fund during its most recently completed fiscal year.  Pursuant to the terms of the Operating Service’s Agreement, NCC’s has contractually committed to pay expenses that are otherwise categorized as “Other Expenses” (except for the costs of membership in trade associations, SEC registration fees and related expenses, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), litigation expenses, fees and expenses of non-interested Trustees attributable to the Acquiring Fund and extraordinary expenses) under the current fee structure of the Acquired Fund which was 0.35% at the Fund’s last fiscal year end.  At the Acquired Fund’s current asset level, when the management fee is coupled with the Operating Services fee, these effectively act as a “unified fee” for the Acquiring Fund at a total expense ratio of 1.54% for the Investor Class of shares and 1.04% for the Institutional Class of shares. NCC’s management fee as a percentage of net assets will decrease at higher asset levels due to breakpoints of 5 basis points at $25 million, $50 million, $75 million and $100 million.  The NCC the management fee of the Acquiring Fund at all assets levels is higher than that of the Acquired Fund by a range of 20-35 basis points.  This fee can change at any time upon sixty (60) days-notice by NCC.    GWH’s Subadvisor fee as a percentage of net assets will increase at higher asset levels from 0.25% on assets up to $25 million to 0.50% on assets above $25 million.

Investment Sub-Advisory Agreement

Currently, the Acquired Fund does not have an investment sub-advisory arrangement. If the Reorganization is approved, NCC will serve as investment adviser to the Acquiring Fund and GWH will serve as investment sub-adviser pursuant to an investment sub-advisory agreement between NCC and GWH (the “Investment Sub-Advisory Agreement”). The Investment Sub-Advisory Agreement provides that GWH makes the investment decisions for and continuously reviews, supervises and administers the investment program of the Acquiring Fund, subject to the supervision of, and policies established by NCC and the Monteagle Funds Board.

The Investment Sub-Advisory Agreement would go into effect following the Reorganization and would remain in effect with respect to the Acquiring Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Acquiring Fund provided that such continuance is specifically approved at least annually in a manner required by the 1940 Act. The Investment Sub-Advisory Agreement may be terminated with respect to the Acquiring Fund at any time, without the payment of any penalty: (i) by the Monteagle Funds Board, by a vote of a majority of the outstanding voting securities of the Acquiring Fund or by NCC on 60 days’ written notice to GWH; or (ii) by GWH on 60 days’ written notice to the Monteagle Funds. The Investment Sub-Advisory Agreement shall terminate immediately upon its assignment or upon termination of the NCC Investment Advisory Agreement with the Monteagle Funds.

For its investment sub-advisory services, GWH is entitled to receive an annual fee paid by NCC at an annual rate of the Acquiring Fund’s average daily net assets as detailed below.

Average Daily Net Assets of the Fund	Annual Management Fee Rate
First $25 million	0.25%
Over $25 million	0.50%

Portfolio Managers

Acquired Fund: The Acquired Fund is managed by Gene W. Henssler, Ph.D., William G. Lako, Jr., CFP® and Troy L. Harmon, CFA, CVA (the “Investment Committee”). The Acquired Fund’s Investment Committee is jointly and primarily responsible for the day-to-day management and is supported by a group of research analysts and other members of the Adviser’s investment staff.

Dr. Henssler has worked in investment management and financial analysis for nearly 50 years. From 1986 to 1996, Dr. Henssler was a Professor of Finance at Kennesaw State University. Since 1987, Dr. Henssler’s investment adviser, G.W. Henssler & Associates, Ltd., has provided investment advisory services to corporations and to individual and institutional investors. Dr. Henssler earned his MBA and Ph.D. in Finance from the University of Michigan in 1965 and 1971, respectively.

Mr. Lako has worked in investment management and financial planning for more than 23 years. He earned his BBA from Kennesaw State University in 1995, and holds the Series 7, Series 26, Series 28, Series 63 and Series 65 registrations. Mr. Lako is a CERTIFIED FINANCIAL PLANNER™ Certificant. Mr. Lako began his financial career with G.W. Henssler & Associates, Ltd. in 1995.

Mr. Harmon has worked in investment management and financial analysis for more than 10 years. He earned his BBA in Finance in 2006 and a BBA in Accounting in 2015 from Kennesaw State University. Mr. Harmon is a CFA Charterholder and a Certified Valuation Analyst. Mr. Harmon began his financial career with G.W. Henssler & Associates, Ltd. in 2006.

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Acquiring Fund: The Acquiring Fund will be managed by William G. Lako, Jr., CFP® and Troy L. Harmon, CFA, CVA (the “Investment Committee”). The Acquiring Fund’s Investment Committee will be jointly and primarily responsible for the day-to-day management and will be supported by a group of research analysts and other members of the Adviser’s investment staff.

Mr. Lako has worked in investment management and financial planning for more than 23 years. He earned his BBA from Kennesaw State University in 1995, and holds the Series 7, Series 26, Series 28, Series 63 and Series 65 registrations. Mr. Lako is a CERTIFIED FINANCIAL PLANNER™ Certificant. Mr. Lako began his financial career with G.W. Henssler & Associates, Ltd. in 1995.

Mr. Harmon has worked in investment management and financial analysis for more than 10 years. He earned his BBA in Finance in 2006 and a BBA in Accounting in 2015 from Kennesaw State University. Mr. Harmon is a CFA Charterholder and a Certified Valuation Analyst. Mr. Harmon began his financial career with G.W. Henssler & Associates, Ltd. in 2006.

The Acquired Fund’s SAI provides additional information about the Acquired Fund’s portfolio managers’ compensation, other accounts managed by those portfolio managers and their ownership of securities of the Acquired Fund. The Acquiring Fund’s SAI provides additional information about the Acquiring Fund’s portfolio managers’ compensation and other accounts managed by those portfolio managers. Since the Acquiring Fund is not yet operational, the portfolio managers do not own any securities of the Fund.

Legal Proceedings

There are no legal proceedings to disclose.

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

Share Classes

The Acquired Fund offers two classes of shares: Investor Class and Institutional Class. The Acquiring Fund will offer two classes of shares: Investor Class and Institutional Class. The main difference between each class are the ongoing fees and minimum investment amounts.

As discussed above under Fees and Expenses, the Investor and Institutional classes of the Acquiring Fund and the Acquired Fund are offered without any sales charge.

In general, the Acquired Fund and Acquiring Fund requires a minimum initial investment of $2,000 for Investor Class shares and $1,000,000 for Institutional Class shares. For Investor Class shares, the Acquired Fund and Acquiring Fund requires a minimum subsequent investment of $200 and the Acquired Fund and Acquiring Fund will waive minimum investment requirements for any automatic investment plan of $100 or more per month, and for certain other accounts, as noted below. There is not a subsequent investment minimum for Institutional Class shares. Management of the Fund may choose to waive the initial investment minimum. Minimum investment requirements do not apply to shares received in the Reorganization. Additional information about the purchase, redemption and pricing of the Fund’s shares can be found in each Fund’s prospectus. Each class of shares of a Fund represents interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Investor Class
	Minimum Initial Investment	Additional Investment
Regular Accounts	$2,000	$200
Traditional IRAs	$1,000	$100
Roth IRAs	$1,000	$100
Coverdell ESAs	$500	$100
Automatic Investment Plan	$100	$100

Institutional Class
	Minimum Initial Investment	Additional Investment
Regular Accounts	$1,000,000	None
Traditional IRAs	$1,000,000	None
Roth IRAs	$1,000,000	None
Coverdell ESAs	$1,000,000	None
Automatic Investment Plan	$1,000,000	None

Frequent Purchases and Redemption of Fund Shares

Each Fund discourages market timing.

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Acquired Fund: Frequent or excessive short-term purchases and redemptions by a shareholder may be indicative of market timing and otherwise disruptive trading, which can have harmful effects for other shareholders. These risks and harmful effects include the following:

•

An adverse effect on portfolio management, as determined by the portfolio managers in their sole discretion, such as causing the Acquired Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

•

Reducing returns to long-term shareholders through increased brokerage and administrative expenses.

The Fund employs an investment strategy that emphasizes long-term capital appreciation. As a result, the Board of Directors discourages short-term or excessive trading of their shares by shareholders. Historically, the Fund has not experienced excessive trading. Many of the Fund’s shareholders are either clients or affiliates of the Adviser or participants in 401(k) plans that offer the Fund as an investment option, which serves to minimize the potential for excessive trading or market timing. The Board of Directors, in consultation with the Fund’s portfolio managers, has determined that trading activity in Fund shares not in excess of one percent (1%) of the Fund’s net assets on any given day should not generally be disruptive and have the harmful effects described below to an extent disproportional to what should normally be expected for the Fund. In general, the Fund considers frequent roundtrip transactions in an account to constitute excessive trading. A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares of the Fund within seven (7) days. While there is no specific limit on roundtrip transactions, the Fund reserves the right to (i) refuse any purchase order; or (ii) restrict or terminate purchase privileges for shareholders, particularly in cases where the Fund determines that a shareholder has engaged in more than one roundtrip transaction within any rolling seven-day period. In any day where trading activity in shares of the Fund exceeds the one percent (1%) threshold, the Fund will analyze the activity to determine its nature and what action, if any, should be taken.

In determining the frequency of roundtrip transactions, the Fund will not include purchases pursuant to dollar cost averaging or other similar programs, and the Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor. For record holders, the Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that the Fund suspects as disruptive trading. the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have simultaneous access to the underlying shareholder account information. the Fund and financial intermediaries, however, attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing or disruptive trading and to impose restrictions on such activities.

The Fund may also take action if a shareholder’s trading activity (measured by roundtrip trading or otherwise) is determined to be disruptive trading by the Fund, even if applicable shares are held longer than seven (7) days. In addition, the Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Fund’s distributor on behalf of the Fund, has or will enter into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing and disruptive trading policies. There is no guarantee that the Fund’s policies and procedures will be effective in detecting and preventing market timing or disruptive trading, in whole or in part.

Acquiring Fund: Excessive, short-term market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, may increase taxable capital gains, and may harm Fund performance (diluting the value of Fund shares held by long-term investors). the Fund does not knowingly accommodate frequent purchases and redemptions.

It is the Trust’s policy to strongly discourage abusive short-term trading or market timing in the Fund. This policy and related procedures are designed to reduce, to the extent possible, investors from using the Fund for abusive short-term trading or market timing. To minimize harm to the Fund and its shareholders, the Board of Trustees has adopted policy and procedures directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders.

Service providers to the Trust (primarily the Adviser and the Transfer Agent) will assist the Trust in undertaking steps necessary to implement this policy and related procedures. Trust service providers will assist the Trust in monitoring selected trades based on a shareholder’s trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring the service providers believe a shareholder has engaged in abusive trading practices, they will inform the Trust’s CCO and may, after consultation with or at the discretion of the Trust’s CCO, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

The Fund relies on intermediaries to help enforce its market timing policies. If the Fund detects short-term trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Although the Fund has taken steps to discourage abusive short-term trading or market timing, the Fund cannot guarantee that such trading will not occur.

Dividends, Distributions and Taxes

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Distributions and Reinvestments. The Acquired Fund pays its shareholders all of its net investment income and net realized long- and short-term capital gains on an annual basis; the Acquiring Fund will also pay its shareholders all of its net investment income and net realized long- and short-term capital gains on an annual basis. Your dividends and distributions are (in the case of the Acquired Fund) or will be (in the case of the Acquiring Fund) reinvested in the Fund unless you instruct the Fund in writing otherwise. There are no fees or sales charges on reinvestments.

Taxes. The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the Statement of Additional Information (“SAI”). Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

The Acquiring Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to federal excise tax on certain undistributed amounts.

The Fund’s distributions of net investment income (including short-term capital gains) are generally taxable to you as ordinary income, although certain dividends may be taxed to non-corporate shareholders at long-term capital gains rates. The Fund’s distributions of long-term capital gains, if any, generally are taxable to you as long-term capital gains regardless of how long you have held your shares of the Fund. Distributions may also be subject to state and local taxes.

If you purchase shares shortly before the Fund makes a distribution, you are taxed on the distribution even though the distribution may represent a return of your investment. The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

The Fund may be required to withhold Federal income taxes at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports by February 15 of each year containing information about the income tax status of taxable distributions paid during the prior year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax advisor.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase either Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FINANCIAL HIGHLIGHTS

The fiscal year end of the Acquired Fund is April 30. The fiscal year end for the Acquiring Fund will be August 31. The financial highlights of the Acquired Fund are included with this Combined Proxy Statement/Prospectus as Appendix B. Because the Acquiring Fund has been organized as a “shell” fund which has not yet commenced operations, no Financial Highlights for the Acquiring Fund are available at this time. The Acquiring Fund will commence investment operations upon completion of the Reorganization and continue operations of the Acquired Fund. The Acquiring Fund will be the accounting successor to the Acquired Fund in connection with the Reorganization.

The financial highlights of the Acquired Fund are also contained in: (i) the Annual Report to shareholders of the Acquired Fund for the fiscal year ended April 30, 2018, which have been audited by Cohen & Company, Ltd., the Acquired Fund’s independent registered public accounting firm, and (ii) the Semi-Annual Report to shareholders of the Acquired Fund for the six months ended October 31, 2018, which are unaudited. The Annual Report and Semi-Annual Report, which have previously been sent to shareholders, are available on request and without charge by calling toll-free (800) 936-3863, and, with respect to the Acquired Fund, are incorporated by reference into this Combined Proxy Statement/Prospectus.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following is a summary of the material terms of the Reorganization. The complete Plan of Reorganization found in Appendix A.

The Plan of Reorganization provides that all of the assets of the Acquired Fund will be transferred to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the latter’s assumption of all of the Acquired Fund’s liabilities, known and unknown. The shares of the Acquiring Fund issued to the Acquired Fund will be equal in number, and have an aggregate NAV, equal to the aggregate NAV of the Acquired Fund’s shares outstanding as of the close of trading on the Acquiring York Stock Exchange (“NYSE”) on the Closing Date. Upon receipt by the Acquired Fund of the shares of the Acquiring Fund, the Acquired Fund will distribute Acquiring Fund shares to its shareholders and will be terminated as a series of the Trust.

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The distribution of the Acquiring Fund shares to the Acquired Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Acquired Fund shareholders and transferring to those shareholder accounts Investor Class or Institutional Class shares of the Acquiring Fund, respectively. The shares transferred to such newly opened accounts will represent the respective pro rata number of shares of the Acquiring Fund that the Acquired Fund is to receive under the terms of the Plan of Reorganization. See “Terms of the Reorganization” below.

Accordingly, as a result of the Reorganization, each Acquired Fund shareholder will own shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the same class of shares of the Acquired Fund that the shareholders owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Acquired Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Reasons for the Reorganization

NCC, adviser to the Acquiring Fund, advises six additional series of the Monteagle Funds, which it believes may help in the marketing and growth of the Acquiring Fund.  NCC believes that its Monteagle Funds platform and exiting client base present the opportunity for higher Acquiring Fund net assets, which will lead to an increased likelihood of realizing economies of scale and lower total operating expenses of the Acquiring Fund to the benefit of shareholders.  Monteagle Funds’ six existing separately stated series have different investment strategies. The Monteagle Opportunity Equity Fund has its own unique investment strategy compared to the other Monteagle funds. NCC believes that existing Monteagle Funds shareholders and potential shareholders would benefit from these increased investment options within the Monteagle Fund family which would also be afforded the Acquiring Fund shareholders.  NCC has dedicated sales efforts that focus on community bank trust departments and small to mid-sized RIAs. The Monteagle Opportunity Equity Fund would be actively sold into these existing channels, as well as new channels as they become available. The Acquired Fund’s Board has approved the Reorganization and believes that the Reorganization is in the best interests of the Acquired Fund’s shareholders. Other practical alternatives to the Reorganization included a liquidation of the Acquired Fund, which would be a taxable event and, as such, potentially entail adverse consequences for shareholders, whereas it is not anticipated that the Reorganization will have any adverse tax consequences for shareholders.

Terms of the Reorganization

Pursuant to the Plan of Reorganization, on the Closing Date, the Acquired Fund will transfer to the Acquiring Fund all of its assets in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities, known and unknown. The aggregate NAV of the Investor Class and Institutional Class shares issued by the Acquiring Fund will be equal to the NAV of the Acquired Fund’s respective share classes as of the Closing Date. The Acquired Fund expects to distribute the shares of the Acquiring Fund to its shareholders promptly after the Closing Date. Thereafter, the Acquired Fund will be terminated as a series of The Henssler Funds, Inc.

The Plan of Reorganization contains customary representations, warranties, and conditions, including undertakings from NCC and HAM that each will ensure that the Acquiring Fund is not subject to an unfair burden as defined under Section 15(f) of the 1940 Act related to the Reorganization. The Plan of Reorganization may be terminated by The Henssler Funds, Inc. or by the Monteagle Funds at any time before the closing of the Reorganization if, on the Closing Date, (1) any of the required conditions have not been met and it reasonably appears that that condition will not or cannot be met, (2) if any representation, warranty, or covenant of the other party is materially breached, (3) if circumstances develop that, in the opinion of its Board, make proceeding with the Plan of Reorganization inadvisable, or (4) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization. The Plan of Reorganization also may be terminated or amended by the mutual consent of the parties.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor whereby an investment adviser (such as HAM) to an investment company (such as the Acquired Fund) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the consummation of the Transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of HAM or its predecessor, which in this case is NCC. Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction. An “unfair burden” includes any arrangement during the two-year period after the Reorganization where the investment adviser (including any predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, from: (i) any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) the investment company or its shareholders (other than fees for bona fide investment advisory or other services).  The Acquiring Fund is in compliance with the two conditions of this provision as set forth above.

Federal Income Taxes

The combination of the Acquired Fund and the Acquiring Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, The

16

Henssler Funds, Inc. and the Monteagle Funds will receive an opinion from counsel to that effect. In such a reorganization, neither the Acquired Fund nor its shareholders will recognize gain or loss as a result of the Reorganization. The tax basis in the Acquiring Fund shares an Acquired Fund shareholder receives will be the same as the basis in the Acquired Fund shares, and the holding period for those Acquiring Fund shares will include the holding period of those Acquired Fund shares, provided that the latter shares were held as capital assets at the time of the Reorganization. However, no tax ruling has been requested from the Internal Revenue Service regarding the Reorganization. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization was consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received. Shareholders should consult their own tax advisors concerning the potential tax consequences of the Reorganization to them, including foreign, state, and local tax consequences.

Expenses of the Reorganization

The costs of the Reorganization, including the costs of the meeting, retaining any proxy solicitor, preparing and mailing of the notice, Proxy Statement/Prospectus, and the solicitation of proxies, will be borne by NCC and HAM, whether or not the Reorganization is consummated. The total cost of the Reorganization is expected to be approximately $50,000.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Acquiring Fund will establish a position for each Acquired Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

OTHER INFORMATION

Capitalization

The following table sets forth, as of March 29 , 2019: (i) the unaudited capitalization of each class of shares of the Acquired Fund (ii) the hypothetical unaudited pro forma capitalization of each class of shares of the Acquiring Fund, and (iii) the unaudited pro-forma combined capitalization of the Acquiring Fund assuming the Reorganization has been approved. The Acquiring Fund is a newly formed series of the Monteagle Funds that will only commence operations upon consummation of the Reorganization. Therefore, the Acquiring Fund had no assets or shares outstanding as of March 29, 2019, and no estimated capitalization is available. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Acquired Fund and changes in NAV.

Shares of Fund	Net Assets	Adjustment for Reorganization Costs	Adjusted Net Assets	Adjusted Net Asset Value Per Share	Shares Outstanding
Acquired Fund – Total	$36,284,169.22	$0	$36,284,169.22	n/a	6,304,890.269
Investor Class Shares	$19,630,324.58	$0	$19,630,324.58	$5.58	3,515,400.726
Institutional Class Shares	$16,653,844.64	$0	$16,653,844.64	$5.97	2,789,489.543
Acquiring Fund–Pro forma Total	$36,284,169.22	$0	$36,284,169.22	n/a	6,304,890.269
Investor Class	$19,630,324.58	$0	$19,630,324.58	$5.58	3,515,400.726
Institutional Class	$16,653,844.64	$0	$16,653,844.64	$5.97	2,789,489.543
Adjustment for Shares Outstanding	$0		$0	n/a	n/a
Combined Fund Pro forma Total	$36,284,169.22	$0	$36,284,169.22	n/a	6,304,890.269

*

NCC and HAM will bear 100% of the costs incurred in connection with the Reorganization, therefore Net Assets have not been adjusted for any expenses expected to be incurred in connection with the Reorganization.

The Proxy

The Board of The Henssler Funds, Inc. is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the meeting. A proxy for voting your shares at the meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of each proposal described in this Proxy Statement and at the discretion of the holders of the proxy on any other matter that may come properly before the meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

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Shareholder Information

As of the Record Date, there were 6,302,489.711 shares of the Acquired Fund outstanding – Investor Class Shares: 3,513,000.169 and Institutional Class shares: 2,789,489.543.

Charles Schwab & Co. may be deemed to control both the Investor and Institutional share classes of the Fund by virtue of its ownership interests. As of the Record Date, no person was known by the Acquired Fund to own beneficially or of record 5% or more of any class of shares of the Acquired Fund except as follows:

Acquired Fund Investor Class Shares

Record (R) or Beneficial (B) Owner Name and Address	Status	Number of Shares	Percentage Ownership of Class
Charles Schwab & Co. Attn Mutual Funds Sf215FMT-05 211 Main Street San Francisco, CA 94105	R	1,023,894.251	29.15%
MassMutual Life Insurance Company 1295 State Street Springfield, MA 01111	R	770,172.563	21.92%
Reliance Trust Company MassMutual Registered Product PO Box 28004 Atlanta, GA 30328	R	553,102.391	15.74%
GWFS Equities Inc. 8525 E Orchard Road, Ste. 2T2 Greenwood Village, CO 80111	R	489,227.259	13.93%

Acquired Fund Institutional Class Shares

Record (R) or Beneficial (B) Owner Name and Address	Status	Number of Shares	Percentage Ownership of Class
State Street Bank and Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105	R	2,053,543.116	73.62%
Mid Atlantic Capital Corp. 1251 Waterfront Place, Ste 510 Pittsburgh, PA 15222	R	356,315.549	12.77%
Charles Schwab & Co. Attn: Mutual Funds Sf215FMT-05 211 Main Street San Francisco, CA 94105	R	240,133.845	8.61%
Reliance Trust Company MassMutual Registered Product PO Box 28004 Atlanta, GA 30328	R	139,496.932	5.00%

The following table indicates the dollar range of equity securities that each Director beneficially owned in the Acquired Fund as of the Record Date:

Name of Trustee	Dollar Range of Fund Shares Owned
Interested Directors
Gene W. Henssler, Ph.D.	Over $100,000
Patricia T. Henssler, C.P.A.	Over $100,000
Independent Directors
Robert E. Nickels	$50,001 - $100,000

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Joseph W. Owens	$50,001 - $100,000
Dr. Kathy S. Schwaig	$1 - $10,000

As of the Record Date, the officers and Directors of The Henssler Funds, Inc., as a group, owned of record and beneficially less than 1% of the outstanding shares of the Acquired Fund.

As of the Record Date, the Acquiring Fund had not commenced operations and had no shareholders.

Voting Securities and Voting

Shareholders of record of the Acquired Fund at the close of business on the Record Date, are entitled to vote at the meeting or at any adjournments thereof. Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. The presence at the meeting of holders of a majority of the outstanding shares of the Acquired Fund entitled to vote, in person or by proxy, shall constitute a quorum for the meeting for the Acquired Fund. A quorum being present, the Acquired Fund will adopt a proposal if a majority of the shares of the Acquired Fund vote to approve the proposal. For purposes of the proposal, “a majority of the shares of the Acquired Fund” means the lesser of: (a) 67% or more of the voting securities of the Acquired Fund present at the meeting, if 50% or more of the outstanding voting securities of the Acquired Fund are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of the Acquired Fund.

For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Acquired Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of the proposal.

If, with respect to the Acquired Fund, either (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders.

Shareholders are also being asked to vote on a proposal to adjourn the special meeting to solicit additional proxies if a quorum does not exist or if a quorum exists but there are insufficient votes at the time of the adjournment to approve the Plan. Any business that might have been transacted at the special meeting may be transacted at any such adjourned session at which a quorum is present. Approval of the proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Plan, requires a majority of the votes represented at the special meeting, whether or not a quorum is present. The special shareholder meeting may be held as adjourned without further notice if such time and place are announced at the special meeting at which the adjournment is taken and the adjourned meeting is held within a reasonable time after the date set for the original meeting unless a new record date of the adjourned meeting is fixed by the Henssler Board.  Notice of any such adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the Henssler Funds’ bylaws.

With respect to the proposal to adjourn, there will be no broker non-votes and abstentions will have no effect on the outcome of the proposal. Unless marked to the contrary, proxies received will be voted “FOR” the proposal to adjourn.

Interest of Certain Persons in the Transaction

NCC may be deemed to have an interest in the Reorganization because it will become investment adviser to the Acquiring Fund and will receive fees from the Acquiring Fund for its services as investment adviser. HAM/GWH may be deemed to have an interest in the Reorganization because it will become a sub-adviser to the Acquiring Fund and will receive fees for its services as sub-adviser (which will be paid by NCC). William G. Lako, Jr., a portfolio manager of the Acquired Fund and Acquiring Fund and a control person of HAM/GWH, and Troy L. Harmon, a portfolio manager of the Acquired Fund and Acquiring Fund, may be deemed to have an interest in the Reorganization because of their continued service as portfolio managers and continued receipt of compensation for managing the Acquiring Fund, which is conditioned upon the approval of the Reorganization.

Shareholder Rights and Obligations

Each of the Monteagle Funds and The Henssler Funds, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Henssler Funds, Inc. is a Maryland corporation. The Monteagle Funds is a Delaware statutory trust. The Boards of Directors and Trustees do not believe there are any material differences in shareholder rights between The Henssler Funds, Inc. and the Monteagle Funds. Under the Acquired Fund’s Articles of Incorporation and By-laws and the Acquiring Fund’s Trust’s declaration of trust, each authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

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With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of Acquiring Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

The following is only a summary of certain rights of shareholders of The Henssler Funds, Inc. and the Monteagle Funds under their respective trust’s governing charter documents and by-laws, state law, and the 1940 Act, and is not a complete description of provisions contained in those sources. Shareholders should refer directly to such charter documents, the provisions of state law, the 1940 Act and rules thereunder for a more thorough description.

The Henssler Funds, Inc.

General. The Acquired Fund is a series of the Company. The Company was established under the laws of Maryland by Articles of Incorporation dated February 12, 1998. The Company also is governed by its by-laws and by applicable Maryland law.

Shares. The Company is authorized to issue five hundred million (500,000,000) shares of common stock with a par value of $.0001 per share. Shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Company.

Voting Requirements. At all meetings of stockholders every stockholder of record entitled to vote thereat shall be entitled to one vote for each share of stock standing in his name on the books of the Company (and such stockholders of record holding fractional shares, if any, shall have proportionate voting rights as provided in the Articles of Incorporation) on the date for the determination of stockholders entitled to vote at such meeting either in person or by proxy appointed by instrument in writing subscribed by such stockholder or his duly authorized attorney.  No proxy which is dated more than eleven months before the meeting at which it is offered shall be accepted, unless such proxy shall, on its face, name a longer period for which it is to remain in force.

All elections shall be had and all questions decided by a majority of the votes cast at a duly constituted meeting, except as otherwise provided in the Articles of Incorporation or in these By-Laws or by law.

At any election of Directors, the Board of Directors prior thereto may, or, if they have not so acted, the Chairman of the meeting may, and upon request of the holders of ten percent (10%) of the stock entitled to vote at such election shall, appoint two inspectors of election who shall first, subscribe an oath or affirmation to execute faithfully the duties of inspectors at such election with strict impartiality and according to the best of their ability, and shall after the election make a certificate of the results of the vote taken.  No candidate for the office of Director shall be appointed such Inspector.

The Chairman of the meeting may cause a vote by ballot to be taken upon any election or matter, and such vote shall be taken upon the request of the holders of ten percent (10%) of the stock entitled to vote on such election or matter.

Stockholder Meetings. Annual meetings of stockholders will not be held, but special meetings of shareholders may be held under certain circumstances.

Election and Term of Directors. The business of the Company shall be managed by or under the direction of its Board of Directors.  The Company shall initially have five Directors.  The number of Directors may be increased or decreased as provided in Section 3 of this Article.  Each director shall hold office until the annual meeting of stockholders of the Company next succeeding his election or until his successor is duly elected and qualified.  Directors need not be stockholders. The Board of Directors, by the vote of a majority of the entire Board, may increase the number of Directors to a number not exceeding nine, and may elect Directors to fill the vacancies created by any such increase in the number of Directors to serve until the next annual meeting or until their successors are duly elected and qualify; the Board of Directors, by the vote of a majority of the entire Board, may likewise decrease the number of Directors to a number not less than three or the same number as the number of stockholders, whichever is less.  Vacancies occurring other than by reason of any such increase shall be filled as provided by the Maryland General Corporation Law.

Stockholder Liability. No stockholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series.

Liability of Directors. Neither the Directors nor, when acting in such capacity, any of the Company’s officers, employees or agents, whether past, present or future, shall be personally liable. Nothing in the By-Laws shall protect any Director or officer against any liability to the Company or the stockholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Director or of such officer.

Reorganization. The Directors may sell, convey and transfer the assets of the Company, or the assets belonging to any one or more series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Company to be held as assets belonging to another series of the Company, in exchange for cash, shares or other securities (including, in the case of a transfer to another series of the Company, shares of such other series) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each series the assets of which are so transferred; provided, however, that if shareholder approval is required by the 1940 Act, no assets belonging to any particular series shall be so transferred

20

unless the terms of such transfer shall have first been approved at a meeting called for the purpose by the affirmative vote of the holders of a majority of the outstanding voting shares, as defined in the 1940 Act, of that series. Following such transfer, the Directors shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other differences among the various series the assets belonging to which have so been transferred) among the shareholders of the series the assets belonging to which have been so transferred; and if all of the assets of the Company have been so transferred, the Company shall be terminated.

Acquiring Fund

General. The Acquiring Fund is a series of the Monteagle Funds. The Monteagle Funds was established as a statutory trust under Delaware law by a Certificate of Trust dated November 25, 1997. The Monteagle Funds is also governed by its Trust Instrument and by applicable Delaware law.

Shares. The Monteagle Funds is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each of the Monteagle Funds have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

Voting Requirements. Holders of shares of the Monteagle Funds are entitled to one vote for each full share held and fractional votes for fractional shares. On any matter submitted to a vote of shareholders, all shares of the Monteagle Funds entitled to vote shall be voted by individual series or class(es), except: (i) as to any matter with respect to which a vote of all series voting as a single series is required by the 1940 Act or the rules thereunder, or Delaware law; and (ii) as to any matter which the Trustees have determined affects only the interest of one or more series or class, only a shareholders of such series or class(es) shall be entitled to vote.

Shareholder Meetings. Annual meetings of shareholders will not be held, but special meetings of shareholders may be held under certain circumstances. The shareholders shall have the right to vote only: (a) for the election of Trustees as provided in Article III, Sections 3.01 and 3.02 of the Trust Instrument, or (b) for the removal of Trustees as provided in Article III, Section 3.03(e) of the Trust Instrument, (c) to amend the Trust Instrument as provided for in Section 12.08 and (d) with respect to such additional matters relating to the Trust as may be required by law, or by the Trust Instrument.. On any matter submitted to a vote of the Shareholders, all Shares shall be voted separately by individual Series, except (i) when required by applicable law, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects the interests of more than one Series, then the Shareholders of all such Series shall be entitled to vote thereon and (iii) when the Trustees have determined that the matter affects the interests of one or more classes, then the Shareholders of all such classes shall be entitled to vote.  Each whole Share shall be entitled to one vote as to any matter on which a Shareholder is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.  Each whole dollar of Net Asset Value of a Share shall be entitled to one vote as to any matter on which a Shareholder is entitled to vote, and any fraction of a dollar of Net Asset Value of a Share shall be entitled to a proportionate fractional vote.  Notwithstanding anything else herein or in the Bylaws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Classes, one or more Series or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy.  Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, the Trust Instrument or the Bylaws to be taken by Shareholders.

Election and Term of Trustees. The Monteagle Funds’ affairs are supervised by the Trustees under the laws governing statutory trusts in the State of Delaware. The Trustees shall hold office during the lifetime of the Trust, and until its termination as herein provided; except that (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired, has become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; (d) that a Trustee shall be removed upon attaining any retirement age for Trustees specified by resolution of the Trustees and (e) that a Trustee may be removed at any meeting of the Shareholders of the Trust by a vote of Shareholders owning at least two-thirds of the Outstanding Shares.

Shareholder Liability. Pursuant to the Monteagle Funds’ Agreement and Declaration of Trust, shareholders of the Monteagle Funds mutual funds generally are not personally liable for the acts, omissions or obligations of the Monteagle Funds or the Trustees.

Liability of Trustees. A Trustee or officer of the Monteagle Funds, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer of the Trust; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

Reorganization. Notwithstanding anything else herein, the Trustees may, without Shareholder approval, unless such approval is required by applicable law, (i) cause the Trust or any Series to merge or consolidate with or into one or more entities, if the surviving or resulting entity is the Trust or another company registered as an open-end, management investment company under the 1940 Act, or a series thereof, (ii) cause any or all Shares to be exchanged under or pursuant to any state of federal statute to the extent permitted by law

21

or (iii) cause the Trust to incorporate or organize under the laws of any state, commonwealth, territory, dependency, colony or possession of the United States of America or in any foreign jurisdiction.

Shareholder Proposals

The Funds do not hold regular annual meetings of their shareholders. As a general matter, the Acquiring Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of either Fund should send such proposal to 2506 Winford Avenue, Nashville, TN 37211. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

22

FORM OF PROXY CARD

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E79092-Z74902

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

In the discretion of the above named proxies, the transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

This proxy is solicited on behalf of the Board of Trustees, and the Proposals has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, **this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgement as to any other matters that may arise at the Special Meeting.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

23

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

E79093-Z74902

The undersigned, revoking previous proxies, if any, with respect to the shares described above, hereby appoints Brandon Pokersnik and Gregory Getts, each the attorney-in-fact, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of The Henssler Equity Fund, A Series of The Henssler Funds, Inc. (the "Company") to be held at 9:00 a.m. Eastern Time on May 23, 2019 at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY, AN INSTRUMENT REVOKING THIS PROXY, OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

24

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

by and between

THE HENSSLER FUNDS, INC.,

on behalf of its separate series

THE HENSSLER EQUITY FUND

and

MONTEAGLE FUNDS

on behalf of its separate series

MONTEAGLE OPPORTUNITY EQUITY FUND

AGREEMENT AND PLAN OF REORGANIZATION

ARTICLE I

2

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND TERMINATION OF THE ACQUIRED FUND  2

1.1

The Exchange

2

1.2

Assets to be Acquired

2

1.3

Liabilities to be Assumed

3

1.4

Reserve

3

1.5

Liquidation and Distribution

3

1.6

Transfer Taxes

3

1.7

Termination

3

ARTICLE II

3

VALUATION

4

2.1

Valuation of Assets

4

2.2

Valuation of Shares

4

ARTICLE III

4

CLOSING AND CLOSING DATE

4

3.1

Closing Date and Location

4

3.2

Custodian’s Certificate

4

3.3

Effect of Suspension In Trading

4

3.4

Transfer Agent’s Certificate

4

ARTICLE IV

5

REPRESENTATIONS AND WARRANTIES

5

4.1

Representations of the Acquired Fund

5

4.2

Representations of the Acquiring Fund

7

ARTICLE V

10

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

10

5.1

Operation In Ordinary Course

10

5.2

Approval of Shareholders.

10

5.4

Additional Information

10

5.5

Further Action

10

5.6

Statement of Earnings and Profits

10

5.7

Updates to the Registration Statement and Proxy Statement

11

5.8

Qualification as a RIC.

11

5.9

Tax-Free Reorganization

11

5.10

Reporting

11

5.11

Interested Persons

11

5.12

Unfair Burden

11

5.13

Insurance

11

ARTICLE VI

12

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

12

6.1

Truthfulness of Representations and Warranties

12

6.2

Acquiring Fund’s Certification

12

6.3

No Material Change

13

6.4

Additional Agreements

13

ARTICLE VII

14

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

14

7.1

Truthfulness of Representations and Warranties

14

7.2

Statement of Tax Costs

14

7.3

Statement of Adjusted Tax Basis

14

7.4

Custodian Certificate

14

7.5

Transfer Agent Records

14

7.6

Acquired Fund’s Certification

15

ARTICLE VIII

15

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND ACQUIRED FUND  15

8.1

Requisite Vote

15

8.2

No Action, Suit or Other Proceeding

16

8.3

Required Consents

16

8.4

Registration Statement

16

8.5

Tax Opinion

16

ARTICLE IX

17

EXPENSES

17

9.1

Brokerage Fee

17

9.2

Associated Transaction Fees

17

ARTICLE X

18

ENTIRE AGREEMENT; SURVIVAL

18

10.1

Entire Agreement

18

10.2

Survival

18

ARTICLE XI

18

TERMINATION

18

11.1

Mutual Termination

18

11.2

Termination for Breach

18

11.3

No Liability for Damages

18

ARTICLE XII

19

AMENDMENTS

19

12.1

Mutual Amendments.

19

ARTICLE XIII

19

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

19

13.1

Notice

19

13.2

Article and Paragraph Headings

19

13.3

Execution of Counterparts

19

13.4

Conflicts of Law

19

13.5

Binding Effect

19

13.6

Binding Effect on Monteagle

19

13.7

Binding Effect on Henssler

20

Schedule A

22

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 2nd day of April 2019, by and between The Henssler Funds, Inc. (“Henssler”), a Maryland corporation, with its principal place of business at 3735 Cherokee Street, Kennesaw, Georgia 30144, with respect to its series, The Henssler Equity Fund (the “Acquired Fund”), and the Monteagle Funds (“Monteagle”), a Delaware statutory business trust, with its principal place of business at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, with respect to its series, Monteagle Opportunity Equity Fund (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). This Agreement is entered into for the purpose of merging all of the assets and liabilities of Acquired Fund with and into Acquiring Fund. To accomplish such merger and reorganization, the parties hereto shall:

(i)

transfer all the assets of the Acquired Fund in exchange solely for Investor Class shares of the Acquiring Fund (“Investor Class Acquisition Shares”) and Institutional Class shares of the Acquiring Fund (“Institutional Class Acquisition Shares” and, collectively with the Investor Class Acquisition Shares, the “Acquiring Fund Shares”) for shares of beneficial interest, no par value per share, of the Acquiring Fund as set forth on Schedule A attached hereto; and

(ii)

distribute, after the Closing Date (as defined below), each of the Investor Class Acquisition Shares pro rata to each of the Investor Class shareholders of the Acquired Fund and each of the Institutional Class Acquisition Shares pro rata to each of the Institutional Class shareholders of the Acquired Fund, and terminate the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (together with the exchange in clause (i), the “Reorganization”). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to either fund shall be the obligations, agreements, representations and warranties of that fund only, and in no event shall any other fund or the assets of any other fund be held liable with respect to the breach or other default by an obligated fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, the Acquired Fund is a separate series of Henssler and the Acquiring Fund is a newly created separate series of Monteagle, and each of Henssler and Monteagle is an open-end, registered management investment company. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each of the Acquired Fund and the Acquiring Fund are authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of Monteagle has determined that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated hereby; and

-A1-

WHEREAS, the Board of Directors of Henssler has determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund’s shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED
FUND’S LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1

The Exchange.   Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein:

(a)

 the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets and liabilities, as set forth in paragraphs 1.2 and 1.3 respectively, to the Acquiring Fund.

(b)

In exchange, the Acquiring Fund agrees, on the Closing Date, (i) to issue and deliver to the Acquired Fund, as applicable, shares of a corresponding class of the Acquiring Fund (including fractional shares of any), having a net asset value equal to the net asset value of, as applicable, the corresponding class of Acquired Fund Shares (as defined below), computed in the manner and as of the time and date set forth in paragraph 2.2., as follows:

Acquired Fund Class

Acquiring Fund Class

Investor

Investor

Institutional

Institutional

and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the Closing Date.

(c)

 Upon consummation of the transactions described in subparagraphs (a) and (b) above, the Acquired Fund shall distribute (or cause its transfer agent to distribute) to its shareholders of record as of the Closing Date the Acquiring Fund Shares received by it, each shareholder being entitled to receive that number of, as applicable, Investor Class Acquisition Shares and Institutional Class Acquisition Shares, equal to the total of (i) the number of Investor Class and Institutional Class shares, as applicable, of the Acquired Fund (the “Acquired Fund Shares”) held by such shareholder divided by the number of such Investor Class and Institutional Class, as applicable, of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Investor Class Acquisition Shares and Institutional Class Acquisition Shares, as applicable, as of the Closing Date.

-A2-

1.2

Assets to be Acquired.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables, and all other properties and assets that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of such Acquired Fund on the Closing Date.

The Acquired Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments.

1.3

Liabilities to be Assumed.  The Acquiring Fund will assume all of the Acquired Fund’s liabilities, debts, obligations, and duties of any nature whatsoever, whether known or unknown, accrued, absolute, contingent or otherwise. The Acquired Fund will endeavor to discharge all its known liabilities and obligations to the extent possible prior to the Closing Date.

1.4

Reserve.  The Acquired Fund may establish a de minimis reserve on the Acquired Fund’s books prior to the close of business on the Valuation Date (as defined below) (“Reserve”) in an amount sufficient in its reasonable discretion for the payment of its known liabilities and obligations and, for the avoidance of doubt, such Reserve will not constitute an asset of the Acquired Fund for purposes of paragraph 1.2.

1.5

Liquidation and Distribution. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”): (a) the Acquired Fund will liquidate and distribute (or cause its transfer agent to distribute) pro rata, as applicable, to its Investor Class shareholders of record the Investor Class Acquisition Shares received by the Acquired Fund as contemplated by paragraph 1.1; and to its Institutional Class shareholders of record the Institutional Class Acquisition Shares received by the Acquired Fund as contemplated by paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the shareholders of the Acquired Fund (the “Acquired Fund Shareholders”) and representing the pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. The Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.6

Transfer Taxes. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

-A3-

1.7

Termination. As soon as reasonably practicable, the Acquired Fund shall be terminated following the Closing Date, the making of all distributions pursuant to paragraph 1.5, and use of the Reserve.

ARTICLE II

VALUATION

2.1

Valuation of Assets. On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of, as applicable, Investor Class Acquisition Shares and Institutional Class Acquisition Shares (including fractional shares, if any) having a net asset value equal to the value of the assets acquired by the Acquiring Fund on the Closing Date attributable to, as applicable, the Investor Class and Institutional Class shares, respectively, of the Acquired Fund, less the value of the liabilities of the Acquired Fund attributable to, as applicable, the Investor Class and Institutional Class shares, respectively, of the Acquired Fund.  The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called a “Valuation Date”) and mutually agreed upon by ALPS and Mutual Shareholders Services, LLC (“MSS”), using the valuation procedures adopted by Henssler’s Board of Directors.

2.2

Valuation of Shares. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of normal trading on the NYSE on the Valuation Date.

ARTICLE III

CLOSING AND CLOSING DATE

3.1

Closing Date and Location. The closing (the “Closing”) will be on or about   May 27, 2019 or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided. The Closing shall be held on the opening of the NYSE (the “Effective Time”) at the offices of MSS, or at such other time and/or place as the parties may agree, or by exchanging executed copies of required documents among the parties.

3.2

Custodian’s Certificate. Fifth Third Bank, as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

-A4-

3.3

Effect of Suspension In Trading. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4

Transfer Agent’s Certificate. ALPS, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall cause MSS utual Shareholders Services, LLC, its transfer agent, to also issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Henssler or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1

Representations of the Acquired Fund.  Henssler and the Acquired Fund represent and warrant to Monteagle and the Acquiring Fund as follows:

(a)

Good Standing. The Acquired Fund is a separate series of Henssler, a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland, is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(b)

Untrue Statement of a Material Fact. The current prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)

Violation of any Material Provision. The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of Henssler’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

-A5-

(d)

No Material Contracts.  The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(e)

No Litigation, Administrative Proceeding or Investigations. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(f)

Material Adverse Changes.  Since the last date of its most recently completed fiscal year (if applicable), there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (f), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(g)

Tax Returns. At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to be filed by such date, shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund’s and Henssler’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(h)

Issued and Outstanding Shares.  All issued and outstanding shares of beneficial interest of the Acquired Fund are divided into, as applicable, Investor Class and Institutional Class shares, each having the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4.  All issued and outstanding shares of the Acquired Fund are, and at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares and has no outstanding securities convertible into any of the Acquired Fund shares.

(i)

Good and Marketable Title.  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets.

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Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(j)

Enforceability.  The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)

Accurate and Complete Information; Untrue Statement of Material Fact.  The information to be furnished by the Acquired Fund, with respect to the Acquired Fund, for use in registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein is accurate and complete in all material respects, complies in all material respects with federal securities laws and other laws and regulations, and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(l)

Qualification as a “Regulated Investment Company” (a “RIC”). The Acquired Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for all periods or portions thereof through the Effective Time.

(m)

Governmental Consents, Approvals or Authorizations. No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Maryland law for the execution of this Agreement by Henssler, for itself and on behalf of the Acquired Fund, except for the effectiveness of the registration statement on Form N-14 (the “Registration Statement”) filed by Acquired Fund and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required, in the opinion of its counsel, subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of each of the Acquiring and Acquired Fund.

(n)

Bankruptcy.  The Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(o)

Financial Statements.  The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Acquired Fund at, as of and for the fiscal year ended April 30, 2018, audited by Cohen & Company, Ltd., independent registered public accounting firm to the Acquired Fund, copies of which have been furnished to the Acquiring

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Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities or those incurred in the ordinary course of its business since April 30, 2018.

(p)

Liabilities of Acquired Fund.  All liabilities of the Acquired Fund were incurred in the ordinary course of the Acquired Fund’s business.

4.2

Representations of the Acquiring Fund. Monteagle and the Acquiring Fund represent and warrant to Henssler and the Acquired Fund as follows:

(a)

Good Standing; Separate Series. The Acquiring Fund is a separate series of Monteagle, a statutory business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware, is registered as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(b)

Untrue Statement of a Material Fact.  The current prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(c)

Violation of any Material Provision.  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a violation of any material provision of Monteagle’s Declaration of Trust or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)

No Litigation, Administrative Proceeding or Investigations. Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(e)

Financial Statements.  The Acquiring Fund is a new series of the Acquiring Company created within the last twelve (12) months, without assets or liabilities, formed for the sole purpose of receiving the assets, and assuming the liabilities of, the Acquired

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Fund, as set forth in paragraphs 1.2 and 1.3, in connection with the Reorganization. Accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements, or issued any shares.

(f)

No Indebtedness.  The Acquiring Fund has not conducted any business activities or incurred any indebtedness or other financial obligation.

(g)

Tax Returns.  The Acquiring Fund was established by Monteagle’s Board of Trustees in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus has not yet elected to be treated as a “regulated investment company” for federal income tax purposes.

(h)

Issued and Outstanding.  All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.  Immediately following the reorganization contemplated by this Agreement, 100% of the issued and outstanding shares of the Acquiring Fund will be held by the shareholders of the Acquired Fund as of the Closing.

(i)

Enforceability. The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)

Accurate and Complete Information; Untrue Statement of Material Fact. The information to be furnished by the Acquiring Fund, with respect to the Acquiring Fund, for use in registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein is accurate and complete in all material respects, complies in all material respects with federal securities laws and other laws and regulations, and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k)

Approvals and Authorizations. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l)

Governmental Consents, Approvals, Authorizations.. No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by Monteagle, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement filed by the Acquiring Fund and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as

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may be required, in the opinion of its counsel, subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of each of the Acquiring and Acquired Fund.

(m)

Qualification as a “Regulated Investment Company” (a “RIC”). The Acquiring Fund intends to qualify as a RIC under the Code and will make an election to be treated as a RIC for its first taxable year and each subsequent taxable year of the Acquiring Fund.

(n)

Bankruptcy.  The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(o)

Registration Statement.  Monteagle has filed with the Commission a Registration Statement, under the 1933 Act, relating to the Acquiring Fund Shares, which, without limitation, includes a proxy statement of the Acquired Fund and the prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement (the “Prospectus/Proxy Statement”).  The Registration Statement is in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1

Operation In Ordinary Course.  Each of the Acquiring Fund and Acquired Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions. The Acquiring Fund, as of the Closing Date, will not have any assets or liabilities and will not carry on any business activities between the date hereof and the Closing Date (other than such activities as are customary to the organization of a new registered investment company prior to its commencement of operations). Immediately following the Reorganization contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the shareholders of the Acquired Fund as of the Closing (other than a de minimis amount of stock issued to facilitate the organization of the Acquiring Fund).

5.2

Approval of Shareholders.  Henssler will call a special meeting of Acquired Fund Shareholders to consider and act upon this Agreement and the Reorganization, and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3

Accurate Information; Untrue Statements of Material Fact. The information furnished by the either the Acquiring Fund or the Acquired Fund, with respect to the applicable fund, for use in registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations; and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

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5.4

Additional Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5

Further Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6

Statement of Earnings and Profits. As promptly as practicable, but in any case within sixty (60) days after the applicable Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, certified by Henssler’s Treasurer.

5.7

Updates to the Registration Statement and Proxy Statement.  The Registration Statement filed by Monteagle shall be effective on or before the Closing Date. The Acquired Fund will provide its respective Acquiring Fund with the materials and information necessary to prepare the Prospectus/Proxy Statement for inclusion in the Registration Statement in connection with the meeting of the Acquired Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will revise the Registration Statement and Prospectus/Proxy Statement as necessary to incorporate any changes that are necessary or advisable in light of information provided by the Acquired Fund.   The Registration Statement and Prospectus/Proxy Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.8

Qualification as a RIC. Upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect (or have in effect an election) to be a “regulated investment company” and until such time will take all reasonable and customary steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code, and that the consummation of the transactions contemplated by this Agreement will not cause the Acquiring Fund to fail to qualify as a regulated investment company from and after the Closing Date.

5.9

Tax-Free Reorganization.  It is the intention of the parties that the reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or is reasonably likely to result in the failure of such reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.

5.10

Reporting.  Notwithstanding anything to the contrary in this Agreement, any reporting responsibility of the Acquired Fund and Henssler, on behalf of the Acquired Fund, for periods ending on or prior to the Closing Date (whether due before or after the Closing Date)

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is and shall remain the responsibility of the Acquired Fund or Henssler, as applicable, except as otherwise is mutually agreed by the parties.

5.11

Interested Persons. The Monteagle Board of Trustees will, for a period of no less than 3 years following the Closing of the Reorganization, be composed of at least 75% of persons who are not interested persons of Nashville Capital Corporation or G.W. Henssler & Associates, LTD.

5.12

Unfair Burden.  The Monteagle Board of Trustees will assure that the Acquiring Fund is not subject to an unfair burden as defined under Section 15(f) of the 1940 Act related to the Reorganization.

5.13

Insurance.  The Acquiring Fund will continue to maintain an insurance policy with terms that are consistent with the Acquiring Fund’s current insurance policy following the Closing.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of Henssler and the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1

Truthfulness of Representations and Warranties. All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by Monteagle’s President or Vice President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2

Acquiring Fund’s Certification. The Acquired Fund shall have received on the Closing Date an opinion from the Law Office of C. Richard Ropka, LLC, counsel to Monteagle, dated as of such Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

(a)

Monteagle is a statutory business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and, to such counsel’s knowledge, has the power to own all its properties and assets and to carry on its business as presently conducted.

(b)

Monteagle is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission is in full force and effect.

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(c)

This Agreement has been duly authorized, executed, and delivered by Monteagle on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)

Assuming that a consideration of not less than the net asset value of Acquiring Fund Shares has been paid, Acquiring Fund Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(e)

The Registration Statement has been declared effective by the Commission and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

(f)

The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of Monteagle’s Declaration of Trust or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in the case known to such counsel) to which the Acquiring Fund is a party or by which the Acquiring Fund or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

(g)

In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to the Acquiring Fund) existing on or before the effective date of the Registration Statement or the Closing Date that are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(h)

In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding of or before any court or governmental body that is presently pending or threatened as to the Acquiring Fund or any of its properties or assets. In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, to the knowledge of such counsel, the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’ business, other than as previously disclosed in the Registration Statement.

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6.3

No Material Change. Except as provided in this Agreement, as of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies, restrictions and limitations, nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

6.4

Additional Agreements. Monteagle, on behalf of the Acquiring Fund, shall enter into, or adopt, as appropriate, an investment advisory agreement with Nashville Capital Corporation (“Nashville Capital”), a sub-advisory agreement with G.W. Henssler & Associates, Ltd. (“GWH”), and other agreements and plans necessary for the Acquiring Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall (a) be on terms consistent with those specified in the Registration Statement and (b) have been approved by the Board of Trustees of the Acquiring Fund and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not “interested persons” (as that term is defined in the 1940 Act) of any party to the contract, plan or agreement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of Monteagle and the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1

Truthfulness of Representations and Warranties. Henssler and the Acquired Fund shall have delivered to the Acquiring Fund a certificate executed on their behalf by Henssler’s duly authorized officer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Henssler and the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Henssler and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2

Statement of Tax Costs. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Henssler.

7.3

Statement of Adjusted Tax Basis. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed on its behalf by a duly authorized officer of Henssler, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the

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Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

7.4

Custodian Certificate. The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all the assets of the Acquired Fund held by such custodian as of the Valuation Date.

7.5

Transfer Agent Records. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund’s transfer agent (a) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Fund’s  transfer agent as of the Closing Date, (b) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date and (c) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date.  The Acquired Fund’s transfer agent shall also have provided the Acquiring Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

7.6

Acquired Fund’s Certification. The Acquiring Fund shall have received a favorable opinion from counsel to the Acquired Fund, dated the Closing Date, and in a form reasonably satisfactory to the Acquiring Fund, to the following effect:

(a)

Henssler is a “Maryland Corporation” validly existing under the laws of the State of Maryland and has power as a Maryland Corporation to own all of its properties and assets and to carry on its business, in each case as described in the Registration Statement filed by the Acquired Fund, and the Acquired Fund is a separate series thereof duly established in accordance with the currently-effective Articles of Incorporation and Bylaws of Henssler and applicable law.

(b)

This Agreement has been duly authorized, executed and delivered by Henssler, on behalf of the Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by Monteagle, on behalf of the Acquiring Fund, is a valid and binding obligation of Henssler and the Acquired Fund enforceable against Henssler and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)

The execution and delivery of this Agreement by Henssler on behalf of the Acquired Fund did not, and the performance by Henssler and the Acquired Fund of their obligations hereunder will not, violate Hensssler’s currently-effective Articles of Incorporation or Bylaws.

(d)

To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement except such as have been obtained.

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(e)

Henssler is registered with the Commission as an investment company under the 1940 Act.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1

Requisite Vote.  This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Maryland law and the provisions of Henssler’s Articles in Incorporation and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2

No Action, Suit or Other Proceeding. On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3

Required Consents. All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission, including any necessary “no-action” positions and exemptive orders from such federal authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4

Registration Statement.  The Registration Statement shall have become effective and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5

Tax Opinion.  The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of the Law Office of C. Richard Ropka, LLC, firm for Monteagle dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

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(a)

Section 368(a) Reorganization.  The transfer of all of the Acquired Fund’s assets in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders and the termination of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code (the “Reorganization”) and the Acquiring Fund and the Acquired Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)

Acquiring Fund - Recognition of Gain or Loss.  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all liabilities and obligations of the Acquired Fund.

(c)

Acquired Fund - Recognition of Gain or Loss.  No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares (except to the extent that such assets consist of contracts described in Section 1256 of the Code) and the assumption by the Acquiring Fund of liabilities of the Acquired Fund, or  (ii) the distribution  of Acquiring Fund Shares by Acquired Fund in liquidation.

(d)

Acquired Fund Shareholders - Recognition of Gain or Loss.  No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund shares for Acquiring Fund Shares (including fractional shares to which they may be entitled) in the Reorganization.

(e)

Acquired Fund Shareholder - Aggregate Tax Basis/Holding Period. The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by the Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefore were held by such shareholder, provided the Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)

Acquiring Fund’s Assets Tax Basis/Holding Period.  The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

(g)

Section 381(c).   The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.

Such opinion shall be based on customary assumptions and such representations as the Law Office of C. Richard Ropka, LLC Firm reasonably may request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired

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Fund may waive the conditions set forth in this paragraph 8.5. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.  There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

ARTICLE IX

EXPENSES

9.1

Brokerage Fee.  Each of Henssler, the Acquired Fund, Monteagle and the Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2

Associated Transaction Fees.  As separately agreed between Nashville Capital and GWH, Nashville Capital and GWH agree to assume and to pay all expenses solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187)  incurred by Monteagle, the Acquiring Fund, Henssler, and the Acquired Fund in connection with the transaction contemplated by this Agreement.  Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal and audit fees; (f) solicitation costs of the transaction, (g) the cost of winding up and liquidating the Acquired Fund, expenses incurred by Henssler in obtaining so-called “tail” or “run-off’ directors & officers insurance coverage in respect of the activities of the current and former directors and officers of Henssler as they relate to the Acquired Fund, for a period ending five years after the date of closing; and (i) all fees listed on the closing/merger schedule provided by ALPS.  Nashville Capital and GWH shall remain liable for expenses described above in the event this Agreement is terminated pursuant to paragraphs 12.1 or 12.2.  Notwithstanding the foregoing, expenses shall be paid by the fund directly incurring them if and to the extent that the payment thereof by another person would result in that fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1

Entire Agreement.  Monteagle, on behalf of the Acquiring Fund, and Henssler, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2

Survival.  The representation, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

-A18-

TERMINATION

11.1

Mutual Termination. This Agreement may be terminated by the mutual agreement of Monteagle and Henssler.

11.2

Termination for Breach. In addition, either Monteagle or Henssler may at its option terminate this Agreement at or prior to either Closing Date due to:

(a)

a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days of notice of such breach; or

(b)

a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met.

11.3

No Liability for Damages.  In the event of any termination, in the absence of bad faith, willful malfeasance or gross negligence, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, Monteagle, Henssler, the respective Trustees/Directors  or officers, to the other party or its Trustees/Directors  or officers, but paragraph 9.2 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1

Mutual Amendments. This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1

Notice. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the addresses set forth above or emails set forth on the signature page. All such notices, requests and other communications will (a) if delivered personally, be deemed given upon delivery, (b) if delivered by electronic mail, (i) be deemed given upon sending if sent during normal business hours of the recipient or (ii) be deemed given upon the recipient’s next business day if not sent during normal business hours, and (c) if delivered by mail in the manner described above, be deemed given upon receipt.  Any party from time to time may change its address or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

-A19-

13.2

Article and Paragraph Headings.  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.3

Execution of Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.4

Conflicts of Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law provisions thereof.

13.5

Binding Effect.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.6

Binding Effect on Monteagle.  It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Monteagle personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of Monteagle. The execution and delivery of this Agreement have been authorized by the Trustees of Monteagle on behalf of the Acquiring Fund and signed by authorized officers of Monteagle, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in Monteagle’s Agreement and Declaration of Trust.

13.7

Binding Effect on Henssler.  It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of Henssler personally, but shall bind only the trust property of the Acquired Fund, as provided in the Agreement and Declaration of Trust of Henssler. The execution and delivery of this Agreement have been authorized by the Directors of Henssler on behalf of the Acquired Fund and signed by authorized officers of Henssler, acting as such. Such authorization by such Directors and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in Henssler’s Articles of Incorporation.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK.]

-A20-

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

MONTEAGLE FUNDS, on behalf of its portfolio series listed on Schedule A, individually and not jointly

/s/ Paul B. Ordonio, JD

By:    Paul B. Ordonio, JD

Title: President

Email:

HENSSLER FUNDS, INC., on behalf of its portfolio series listed on Schedule A, individually and not jointly

/s/ William G. Lako, Jr.

By:    William G. Lako, Jr.

Title: Principal

Email:

NASHVILLE CAPITAL CORPORATION with respect to Paragraph 9.2.

/s/ Micha D. White, CFA

By:    Micah D. White, CFA

Title: Principal

G.W. HENSSLER & ASSOCIATES, LTD. with respect to Paragraph 9.2.

/s/ William G. Lako, Jr.

By:   William G. Lako, Jr.

Title: Principal

-A21-

Schedule A

Shareholders of the Acquired Fund will receive shares of the Acquiring Fund

*Acquiring Fund is a newly created series of the Monteagle Funds.

-A22-

APPENDIX B - FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Acquired Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Acquired Fund share. The total returns in the tables reflect the rates an investment in the Acquired Fund would have earned (or lost), assuming reinvestment of all dividends and distributions. The following information for the fiscal years ended April 30 has been derived from the Acquired Fund’s financial statements, which have been audited by Cohen & Company, Ltd., independent registered public accounting firm. The information for the semi-annual period ended October 31, 2018 has been derived from the Acquired Fund’s semi-annual report. The Financial Highlights are an integral part of the Acquired Fund’s audited financial statements included in the Acquired Fund’s Annual Report to Shareholders, and the Semi-Annual Report to Shareholders, which are available upon request, and incorporated by reference into the Acquired Fund’s Statement of Additional Information. This should be read in conjunction with those financial statements.

THE HENSSLER EQUITY FUND – INVESTOR CLASS

	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
PER SHARE COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value - Beginning of Period	$5.61		$6.00	$5.95	$9.69		$14.29	$15.03
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.01		0.01	0.03	0.05		0.07	0.11
Net realized and unrealized gain/(loss) on investments	(0.11)		0.23	0.75	(0.18	)(2)	1.18	3.24
Total Income/(Loss) from Investment Operations	(0.10)		0.24	0.78	(0.13)		1.25	3.35
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–		(0.05)	(0.04)	(0.06)		(0.11)	(0.15)
From net realized gains on investments	–		(0.58)	(0.69)	(3.55)		(5.74)	(3.94)
Total Distributions	–		(0.63)	(0.73)	(3.61)		(5.85)	(4.09)
Net Asset Value - End of Period	$5.51		$5.61	$6.00	$5.95		$9.69	$14.29
Total Return	(1.78	)%(3)	3.56%	13.26%	0.25%		8.21%	22.83%
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$19,242		$21,556	$27,059	$29,947		$50,383	$84,719
Ratio of expenses to average net assets	1.53	%(4)	1.55%	1.47%	1.47%		1.37%	1.30%
Ratio of net investment income to average net assets	0.27	%(4)	0.12%	0.50%	0.63%		0.51%	0.68%
Portfolio turnover rate(5)	54	%(3)	6%	146%	155%		58%	48%

(1) Per share amounts calculated based on the average daily shares outstanding during the period.

(2) The amount of net realized and unrealized gain on investment per share for the period ended April 30, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(3) Not annualized.

(4) Annualized.

(5) Portfolio turnover is calculated at the Fund level.

-B1-

THE HENSSLER EQUITY FUND –INSTITUTIONAL CLASS

	For the Six Months Ended October 31, 2018 (Unaudited)		For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
PER SHARE COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value - Beginning of Period	$5.97		$6.33	$6.24	$9.98		$14.55	$15.22
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.02		0.04	0.06	0.09		0.13	0.20
Net realized and unrealized gain/(loss) on investments	(0.11)		0.25	0.78	(0.18	)(2)	1.21	3.27
Total Income/(Loss) from Investment Operations	(0.09)		0.29	0.84	(0.09)		1.34	3.47
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–		(0.07)	(0.06)	(0.10)		(0.17)	(0.20)
From net realized gains on investments	–		(0.58)	(0.69)	(3.55)		(5.74)	(3.94)
Total Distributions	–		(0.65)	(0.75)	(3.65)		(5.91)	(4.14)
Net Asset Value - End of Period	$5.88		$5.97	$6.33	$6.24		$9.98	$14.55
Total Return	(1.51	)%(3)	4.22%	13.66%	0.79%		8.79%	23.43%
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$15,706		$17,465	$15,614	$13,654		$13,480	$13,129
Ratio of expenses to average net assets	1.03	%(4)	1.05%	0.97%	0.98%		0.87%	0.80%
Ratio of net investment income to average net assets	0.78	%(4)	0.61%	1.00%	1.11%		0.98%	1.26%
Portfolio turnover rate(5)	54	%(3)	6%	146%	155%		58%	48%

(1) Per share amounts calculated based on the average daily shares outstanding during the period.

(2) The amount of net realized and unrealized gain on investment per share for the period ended April 30, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(3) Not annualized.

(4) Annualized.

(5) Portfolio turnover is calculated at the Fund level.

-B2-

APPENDIX C: MONTEAGLE OPPORTUNITY EQUITY FUND PROSPECTUS:

The Prospectus of the Monteagle Opportunity Equity Fund dated April 25, 2019, is part of this Prospectus/Proxy Statement and included in the Proxy mailing to all shareholders of record of The Henssler Equity Fund and is incorporated by reference from the electronic filing on Form N-1A made by Monteagle Funds on January 17, 2019, under Accession No. 0001162044-19-000037 and thereafter amended on April 25, 2019, under Accession No. 0001162044-19-000228.

-C1-

PART B

STATEMENT OF ADDITIONAL INFORMATION
FOR
MONTEAGLE OPPORTUNITY EQUITY FUND
a series of
MONTEAGLE FUNDS
2506 Winford Avenue
Nashville, TN 37211
(855) 280-9648

Dated April 25, 2019

Acquisition of All of the Assets and Liabilities of:

THE HENSSLER EQUITY FUND
(a series of The Henssler Funds, Inc.)

By and in exchange for shares of

MONTEAGLE OPPORTUNITY EQUITY FUND
(a series of Monteagle Funds)

Investor Class Shares: HEQFX

Institutional Class Shares: HEQCX

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of all of the assets and liabilities of The Henssler Equity Fund (the “Acquired Fund”), a series of The Henssler Funds, Inc., by the Monteagle Opportunity Equity Fund (the “Acquiring Fund”), a series of the Monteagle Funds (“the Monteagle Funds”), as described in the Proxy Statement/Prospectus (the “Reorganization”).

The following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein (is legally considered to be part of this SAI):

1.

The Prospectus and Statement of Additional Information for the Acquired Fund, a series of the Trust, dated August 28, 2018 (as supplemented to date), Accession No. 0001398344-18-012626;

2.

The Annual Report to Shareholders of the Acquired Fund for the fiscal year ended April 30, 2018, Accession No. 0001398344-18-009821;

3.

The Semi-Annual Report to Shareholders of the Acquired Fund, for the fiscal period ended October 31, 2018, Accession No. 0001398344-19-000101

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus, dated April 25, 2019, relating to the Reorganization. The Proxy Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to the address below or by calling the telephone numbers listed as follows:

For inquiries regarding the Acquired Fund: For inquiries regarding the Acquiring Fund or the Monteagle Funds:

The Henssler Equity Fund 3735 Cherokee Street Kennesaw, Georgia 30144 (800) 936-3863 www.henssler.com	Monteagle Opportunity Equity Fund 2506 Winford Avenue Nashville, TN 37211 (888) 263-5593 www.monteaglefunds.com

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Monteagle Opportunity Equity Fund (the “Fund”) dated April 25, 2019.  The Fund is a separate series of the Monteagle Funds (“Trust”), an open-end management company organized as a Delaware business trust.  The Trust also offers shares of Monteagle Fixed Income Fund, Monteagle Informed Investor Growth Fund, Monteagle Quality Growth Fund, Monteagle Select Value Fund, Monteagle Value Fund, and The Texas Fund. This SAI has been incorporated in its entirety into the Prospectus. Copies of the Prospectus, the Semi-Annual Report to Shareholders, and the Annual Report to Shareholders may be obtained at no charge from the Funds by writing to the above address or calling (888) 263-5593.

The Fund anticipates acquiring all the assets and liabilities of The Henssler Equity Fund, a series of The Henssler Funds, Inc. (the “Predecessor Fund”), in a tax-free reorganization on or about May 27, 2019.  In connection with this acquisition, Investor Class Shares and Institutional Class Shares of the Predecessor Fund will be exchanged for Investor Class Shares and Institutional Class Shares of the Fund, respectively. Certain financial information included on the following pages is that of the Predecessor Fund.

The financial statements for the Predecessor Fund and the independent registered public accounting firm's report appearing in the Annual Report for the fiscal year ended April 30, 2018 and in the unaudited Semi-Annual Report for the fiscal period ended October 30, 2018 are hereby incorporated by reference Additional copies of the Annual and Semi-annual Reports may be obtained, without charge, by contacting Shareholder Services at the address or telephone number listed above.

The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

FUND HISTORY	1
INVESTMENT POLICIES AND RISKS	1
INVESTMENT RESTRICTIONS	3
PERFORMANCE DATA AND ADVERTISING	4
MANAGEMENT	5
PORTFOLIO TRANSACTIONS	16
ADDITIONAL PURCHASE INFORMATION AND REDEMPTION INFORMATION	17
ADDITIONAL TAX INFORMATION	21
OTHER MATTERS	22
APPENDIX A - DESCRIPTION OF SECURITIES RATINGS	26
APPENDIX C - PROXY VOTING PROCEDURES	30

GLOSSARY

"Administrator" or "Transfer Agent" means the administrator, transfer agent, dividend disbursing agent and fund accountant of each Fund.

"Adviser" means Nashville Capital Corporation.

"Board" means the Board of Trustees of the Trust.

“CEA” means the Commodity Exchange Act, as amended.

"CFTC" means the U.S. Commodities Futures Trading Commission.

"Code" means the Internal Revenue Code of 1986, as amended.

"Custodian" means the custodian of each Fund's assets.

"Distributor" means the principal underwriter of each Fund.

"ETF" means Exchange Traded Fund.

"Fitch" means Fitch Ratings.

"Fund" means each of the separate series of the Trust to which this SAI relates as identified on the cover page.

"Funds" means each series of the Trust, collectively, as identified on the cover page of the SAI.

"Moody's" means Moody's Investors Service, Inc.

"NAV" means net asset value.

"NRSRO" means a nationally recognized statistical rating organization.

"SAI" means this Statement of Additional Information.

"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's.

"Sub-adviser" means G.W. Henssler & Associates, Ltd.

"Trust" means Monteagle Funds.

"Trustees" means the Board of Trustees of the Trust.

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"U.S. Treasury Securities" means obligations issued or guaranteed by the U.S. Treasury.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

FUND HISTORY

Monteagle Funds was organized on November 25, 1997 as a Delaware statutory trust. Each of the Monteagle Fixed Income Fund, Monteagle Informed Investor Growth Fund, Monteagle Quality Growth Fund, Monteagle Select Value Fund, Monteagle Value Fund, The Texas Fund and Monteagle Opportunity Equity Fund is an open end, management investment company and a separate diversified series of the Trust. The Trust’s Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities, and it permits the Trust to offer separate classes of each such series.

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

Reference is made to “Summary Section” and “Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings Information” in the Prospectus for a discussion of the principal investment strategies, objectives, policies and risks of the Monteagle Opportunity Equity Fund (“the Fund”). Set forth below is certain further information relating to the Fund.

The Fund’s investment objective is to seek growth of capital. The Fund’s investment strategy is to emphasize long-term capital appreciation and safety of principal.

The Fund may also invest in securities of other investment companies, subject to the limits and restrictions contained in, and the rules and regulations promulgated under, the Investment Company Act of 1940, as amended (the “Investment Company Act”). In the event that the Fund invests in other investment companies, such investments would be for cash management purposes. Please see the section entitled “Temporary Defensive Position” on page 3 for a list of investments that the Fund may make to protect its share value against sustained market down cycles or adverse extraordinary circumstances.

The Fund is diversified, which means that the Fund may not, as to 75% of its assets, purchase securities of any one issuer, other than securities issued or guaranteed by the United States government, if immediately after such purchase more than 5% of the Fund’s total assets would be invested in securities of such issuer or the Fund would own 10% or more of the outstanding voting securities of such issuer. the Fund will not invest more than 25% of its assets in a particular industry sector. The Fund will not purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities.

INVESTMENTS IN SMALL- AND MID-SIZED COMPANIES. Although the Fund invests in companies of all sizes, i.e., large (annual revenues generally over $5 billion), medium (annual revenues generally between $1 billion and $5 billion), and small (annual revenues generally under $1 billion), there may be times when the Fund is significantly invested in small- and mid-sized companies. Smaller growth companies may offer greater potential for capital appreciation than larger companies, particularly because they often have new products, methods or technologies, or may respond to changes in industry conditions due to regulatory or other developments more rapidly than their larger competitors. In addition, because they may be followed by fewer stock analysts and less information may be available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies, and then adjust its valuation more quickly once investor interest increases. Smaller growth companies may also be more subject to a valuation catalyst (such as acquisition or disposition efforts or changes in management) than larger companies.

On the other hand, the smaller companies in which the Fund may invest may have relatively small revenues or market share for their products or services, their businesses may be limited to regional markets, or they may provide goods or services for a limited market. For example, they may be developing or marketing new products or services for which markets are not yet established and may never become established or may have or develop only a regional market for product or services and thus be affected by local or regional market conditions. In addition, small- and mid-sized companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms. Such companies may also be insignificant in their industries and become subject to intense competition from larger companies. Due to these and other factors, small- and mid-sized companies may suffer significant losses or realize substantial growth; therefore, investments in such companies tend to be volatile and are more speculative.

INVESTMENTS IN SECTORS. Although the Fund anticipates that, under normal circumstances, its investments will be diversified across all equity market sectors, the Fund is permitted to invest up to 25% of its assets in a particular industry sector. Sector markets, like the national economy as a whole, tend to be cyclical. Significant product development or favorable regulatory change in a particular sector may rapidly result in a substantial upswing in that sector’s sales and profits and corresponding increases in the stock prices of the sector’s companies. By investing a substantial percentage of the Fund’s assets in a particular sector, the Adviser will attempt to capitalize on the strength of that sector and the growth of that industry in relation to other sectors of the overall economy.

On the other hand, investments in a particular sector are also volatile in response to unanticipated negative changes in the sector’s economy. For example, unexpected declines in demand, adverse regulatory changes, or shortages of materials, skilled employees or growth capital may negatively affect an industry sector without affecting the overall economy. If the Fund is substantially invested in a particular sector which experiences an unanticipated decline, the Fund’s performance may suffer accordingly.

INVESTMENTS IN FOREIGN SECURITIES. The Adviser may invest up to 20% of the Fund’s total assets in common stocks of foreign issuers that are traded in the United States and in American Depositary Receipts of foreign companies. By doing so, the Adviser attempts to take advantage of differences between economic trends and the performance of securities markets in various countries. The Adviser believes that it may be possible to obtain significant appreciation from a portfolio consisting, in part, of foreign investments and also achieve increased diversification. Increased diversification is gained by combining securities from various countries that offer different investment opportunities and are affected by different economic trends.

Generally, investments in securities of foreign companies involve greater risks than are present in domestic investments. Canadian securities, however, are not considered by the Adviser to have the same risks as other nations’ securities because Canadian and U.S. companies are generally subject to similar auditing and accounting procedures and similar governmental supervision and regulation. Also, Canadian securities are normally more liquid than other non-U.S. securities. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

In addition, investing in foreign securities also involves the following considerations: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility; possible expropriation or nationalization of assets; and possible imposition of foreign taxes. Furthermore, the U.S. government has from time to time imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund.

To the extent portfolio securities are denominated in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign securities into U.S. dollars on a daily basis. As one way of managing foreign currency exchange rate risk, the Fund may enter into forward foreign currency exchange contracts (i.e., purchasing or selling foreign currencies at a future date). These contracts are usually entered into in order to fix the U.S. dollar value of a security which the Fund has agreed to buy or sell, but which will not settle until some time in the future. These contracts may also be used to hedge the U.S. dollar value of a security already owned by the Fund (position hedging), particularly if a decrease in the value of the currency in which the foreign security is denominated is expected. This method of protecting the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange, which the Fund may rely upon at a predetermined future point in time.

The Adviser seeks to benefit the Fund when using forward contracts, although the Adviser may not be able to project precisely the future exchange rates between foreign currencies and the U.S. dollar. the Fund may, therefore, incur a gain or a loss on a forward contract. A forward contract may help reduce the Fund’s losses on a security when a foreign currency’s value decreases but it may likewise reduce the potential gain on a security if the foreign currency’s value increases.

PORTFOLIO TURNOVER. The Sub-adviser manages the Fund for long-term profits, and expects that under normal conditions, portfolio turnover should be less than 100%. However, the rate of portfolio turnover may be higher for the Fund if implementation of the Fund’s investment strategy or a temporary defensive position results in frequent trading. Portfolio turnover results from a change of the securities held by the Fund and involves expenses to the Fund in the form of brokerage commissions and other transaction costs. Portfolio turnover may also have an impact on the amount of taxable distributions to shareholders. Although the rate of portfolio turnover will not be a limiting factor when the Sub-adviser deems change appropriate and in the best interest of the Fund’s shareholders, the relatively low turnover rate anticipated in the Fund may benefit the Fund and its shareholders in the form of lower capital expenses and lower taxable distributions.

TEMPORARY DEFENSIVE POSITION. Under extraordinary circumstances or to attempt to protect the Fund from significant down cycles in the stock market, the Fund may invest in cash and certain cash equivalents, money market instruments, U.S. Government securities and certain other fixed income securities. the Fund will limit its investments in corporate bonds and notes to those which are considered investment grade (generally, bonds and notes that have received a rating from Standard & Poor’s Corporation of “BBB” or better or from Moody’s Investors Service, Inc. of “Baa” or better) at the time of their purchase.

The Fund’s investments in fixed income securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments as they become due. Market risk relates to the fact that market values of fixed income securities generally will be affected by changes in the level of interest rates. Generally, as interest rates rise, the market value of fixed income securities will fall. Conversely, as interest rates fall, the market value of fixed income securities will rise. Fluctuations in market value do not affect the interest income from the securities, but are reflected in the Fund’s net asset value.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with “primary dealers” in U.S. government securities and member banks of the Federal Reserve System which furnish collateral equal in value or market price to at least 102% of the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a security from a seller, which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount, which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. Repurchase agreements maturing in more than seven (7) days are considered by the Fund to be illiquid.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

The Fund may not:

1.

As to 75% of its total assets, purchase securities of any one issuer, other than those issued or guaranteed by the United States government, if immediately after such purchase more than 5% of the Fund’s total assets would be invested in securities of such issuer or the Fund would own 10% or more of the outstanding voting securities of such issuer.

2.

Invest 25% or more of its total assets in the securities of issuers in any particular Standard& Poor’s 500 industry sector.

3.

Issue senior securities, except as permitted under the Investment Company Act.

4.

Make investments for the purpose of exercising control or management.

5.

Purchase or sell real estate or interests in real estate, including real estate limited partnerships; PROVIDED, HOWEVER, that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

6.

Purchase or sell commodities or commodity contracts, including future contracts, provided however that the Fund may enter into foreign currency exchange contracts as described above under “Investments in Foreign Securities.”

7.

Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

8.

Make loans to other persons; provided, however, that, for purposes of this restriction, the term “loan” does not include the purchase of an issue of publicly distributed bonds or debentures, government obligations, certificates of deposit, bankers’ acceptances or repurchase agreements.

9.

Borrow amounts in excess of 5% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of

Fund shares.

10.

Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in nine (9) above, and then such mortgaging, pledging or hypothecating may not exceed 5% of the Fund’s total assets, taken at market value.

11.

Invest more than 10% of the Fund’s total assets in securities for which there are legal or contractual restrictions on resale, securities which are not readily marketable, securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, or other illiquid securities.

12.

Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

13.

Write, purchase or sell puts, calls or combinations thereof.

14.

Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases; PROVIDED, HOWEVER, that the Fund may purchase or sell securities of entities which invest in such programs.

PERFORMANCE DATA AND ADVERTISING

PERFORMANCE DATA

A Fund may quote performance in various ways. All performance information supplied in advertising, sales literature, shareholder reports or other materials is historical and is not intended to indicate future returns.

A Fund may compare any of its performance information with:

•

Data published by independent evaluators such as Morningstar, Inc., Lipper, IBC/Donohue, Inc., CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

•

The performance of other mutual funds.

•

The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500® Index, the Russell 3000® Index, the Russell 2000® Index, the Russell MidcapTM Index, the Russell 1000® Value Index, the Russell 1000® Growth Index, the Russell 2500® Index, the Morgan Stanley Europe, Australian and Far East Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Barclays Capital Intermediate Government Bond Index (formerly the Lehman Brothers Intermediate Government Bond Index), the Barclays Capital Government Bond Index (formerly the Lehman Brothers Government Bond Index), the BofA Merrill Lynch 1-10 Yr. AAA-A U.S. Corporate & Government Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph, or similar illustration.

Indices are not used in the management of a Fund but rather are standards by which the Fund's Adviser or Sub-adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.

A Fund may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

A Fund's performance will fluctuate in response to market conditions and other factors.

A Fund's performance may be quoted in terms of yield or total return. A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield for all Funds, each Fund takes the income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period.

MANAGEMENT

The business of the Trust is conducted under the direction of the Board. The officers and Trustees of the Trust may be, officers or employees of (and persons providing services to the Trust may include) the Adviser, the Sub-Advisers and the Distributor and their affiliates.

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Board in compliance with the laws of the state of Delaware.

The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically. The Board has also designated Mr. Larry J. Anderson, who is an Independent Trustee, as its Chairman. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters. The Board of Trustees also has frequent interaction with the service providers and Chief Compliance Officer of the Trust with respect to risk oversight matters. The Trust’s Chief Compliance Officer (the “CCO”) reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees’ current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

The Board has three Trustees and each Trustee is a disinterested Trustee. The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees. Based on the experiences of the Trustees as described below, the Trust concluded that each of the individuals described below should serve as a Trustee.  The address of each trustee and officer is 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

Disinterested Trustees

Name, Address, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Larry J. Anderson 1948	Trustee	Since 11-29-02*	Certified Public Accountant, Anderson & West, P.C., 1985 to present	7	None
David J. Gruber 1963	Trustee	Since 10-21-15**	Director of Risk Advisory Services, Holbrook & Manter (CPA firm) 2016 to present; President, DJG Financial Consulting, 2007 to 2016;	7

Board member for the State Teachers Retirement System of Ohio, 2018 to present; Independent Trustee for Asset Management Fund Funds (5Funds), Audit Committee Chair, Valuation Committee member from 2015 to present; Independent Trustee of Cross Shore Discovery Fund, 2014 to present; Independent Trustee of Fifth Third Funds, 2003-2012;

Jeffrey W. Wallace 1964	Trustee	Since 10-21-15**	Senior Director of Operations, Baylor University Office of Investments, 2009 to present	7	None

*Members of the Board of Trustees that were elected by shareholders on November 29, 2002.

**Members of the Board of Trustees that were elected by shareholders on January 21, 2016.

The disinterested Trustees are members of the Valuation Committee, which is responsible for monitoring the value of the Funds' assets and, if necessary between Board meetings, taking emergency action to value securities. The Valuation Committee was not required to meet during the most recent fiscal year since all the Funds’ assets are publicly traded securities with ascertainable values.

The disinterested Trustees are the members of the Nominating Committee, which is responsible for overseeing the composition of both the Board as well as the various committees of the Trust to ensure that these positions are filled by competent and capable candidates. The Nominating Committee did not meet during the Trust’s most recent fiscal year.  The Nominating Committee does not generally consider for nomination candidates proposed by shareholders for election as Trustees.

The disinterested Trustees are the members of the Audit Committee, which is responsible for meeting with the Trust's independent registered public accounting firm to: (a) review the arrangements and scope of any audit; (b) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the accounting firm, or other results of any audit; (c) consider the accounting firm's comments with respect to the Trust's financial policies, procedures, and internal accounting controls; and (d) review any form of opinion the accounting firm proposes to render to the Trust. The Audit Committee met three times during the Trust's most recent fiscal year.

Trustee Qualifications

Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; and (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust.

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he was selected to serve as Trustee:

Larry J. Anderson, CPA – Mr. Anderson is a Certified Public Accountant. He has more than 37 years of experience in the financial, auditing and accounting industries; including an owner/partner in an accounting firm. He was selected to serve as Trustee of the Trust based primarily on his comprehensive understanding of the Trust’s accounting, audit and investments.

David J. Gruber - David J. Gruber. Mr. Gruber has served as a member of the Board of Trustees of the Trust and Chairman of the Audit Committee since 2015. Mr. Gruber is a CPA and served as an independent Trustee, Compliance Committee Chair, a member of the Audit Committee and Financial Expert for the Fifth Third Funds from 2003-2012. Mr. Gruber served as a Board member and Treasurer of CASA of Delaware County from 2009 to 2010. Mr. Gruber is an independent Trustee for Cross Shore Discovery Fund, Audit Committee Chair and Valuation Committee member, from 2014 to present. Mr. Gruber is an independent Trustee for Asset Management Funds, the Audit Committee Chair and Valuation Committee member from 2015 to present. Mr. Gruber is Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present. Mr. Gruber is a Board member for the State Teachers Retirement System of Ohio, from 2018 to present.  Mr. Gruber was President and Chief Executive Officer of DJG Financial Consulting, LLC from 2007 to 2015, and performed Sarbanes-Oxley assessments for public companies and served as a chief financial officer for a non-profit organization

Jeffrey W. Wallace –Mr. Wallace is currently Senior Director of Operations for Baylor University’s Office of Investments where he is responsible for operations as well as financial and performance reporting for over $ 1 billion in endowment assets. He is also responsible for liquidity and cash management functions of the portfolio and serves as the Office's primary liaison on legal, compliance, risk management and audit and tax matters. Additionally, he performs operational due diligence and tracks the financial and legal due diligence processes related to endowment fund investments.  Prior to his current position, Mr. Wallace was Senior Vice President and Chief Investment Officer for Progressive Bank/Progressive Bancorp, Inc.  Mr. Wallace has nearly 25 years of business experience and is also a CPA, a JD and a CFP® professional.

The following sets forth ranges representing each Trustee’s beneficial ownership of Fund Shares as of December 31, 2016. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Trustee	Monteagle Fixed Income Fund	Monteagle Quality Growth Fund	Monteagle Select Value Fund	Monteagle Value Fund	Monteagle Informed Investor Growth Fund	The Texas Fund	Monteagle Opportunity Equity Fund	Aggregate Range of Trustee’s Beneficial Ownership in all Fund Shares
Larry J. Anderson	B	B	B	B	B	B	A	B
David J. Gruber	B	B	B	B	B	B	A	B
Jeffrey W. Wallace	B	B	B	B	B	B	A	B

The following table provides information regarding the officers of the Trust.

Executive Officers

Name, Address, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Paul B. Ordonio, JD 1967	President, CCO	Since 11/01/02

Nashville Capital Corporation, VP of Development, 05/09 to present; Matrix Capital Group, Representative 05/09 to present; P.O. Properties, Inc., Vice President from 06/99 to present; WordWise Document Services, LLC, President from 08/97 to present; Ordonio & Assoc., President from 11/97 to present; Blue Horse Financial Advisors, Secretary from 07/15 to present; PJO Holdings, LLC from 07/15 to present.

				N/A	N/A
Umberto Anastasi 1974	Treasurer, Chief Financial Officer	Since 10/1/16	From 1999 to present, Vice President, Mutual Shareholder Services, LLC.	N/A	N/A
Brandon M. Pokersnik 1978	Secretary, AML Officer	Since 10/1/16	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.	N/A	N/A

COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee receives an annual fee of $2,500 and a fee of $1,000 per Fund and is also paid $1,000 for each quarterly meeting attended and $500 for each special meeting attended. Trustees and officers are also reimbursed for travel and related expenses incurred in attending meetings of the Board. Officers of the Trust receive no compensation from the Funds for their services, except for the Monteagle

Opportunity Equity Fund, each of the other Monteagle Funds share in 50% of the compensation of the Trust's Chief Compliance Officer associated with those funds. The Advisor pursuant to the Operating Services Agreement with the Monteagle Opportunity Equity Fund will pay all of the fees associated with the Chief Compliance Officer for that fund pursuant to a separate agreement.

The Trust’s policy is that any future Trustees that are affiliated with the Adviser or Sub-adviser receive no compensation from the Funds for their services or reimbursement for their associated expenses.

The following table sets forth the fees paid by the Funds to each Trustee of the Trust and the only Trust officer who receives compensation from the Trust, for the year ended August 31, 2018:

Name of Person (Position)	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees
Larry J. Anderson (Trustee)	$12,500	$0	$0	$12,500
David J. Gruber	$12,500	$0	$0	$12,500
Jeffrey W. Wallace	$12,500	$0	$0	$12,500
Paul B. Ordonio, JD (Chief Compliance Officer)[1]	$101,500	$0	$0	N/A

1

As of August 31, 2018, the Monteagle Funds paid $99,000 annually for CCO services. Each Fund pays $5,000 with the remaining $69,000 allocated to the funds based on aggregate average daily net assets.   The CCO also received a special bonus of $2,500 from the Funds in August 2018.  This payment was also allocated among the Funds based on their respective daily net assets on payment date.

INVESTMENT ADVISER

Services of Adviser

Nashville Capital Corporation ("Nashville Capital") serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Trust to provide investment management services to the Fund. In addition to the Advisory Agreement, the Adviser has entered into an Operating Services Agreement (the “Services Agreement”) with the Trust to provide, or make arrangements for the provision of, virtually all day-to-day operational services to the Fund.

In determining whether to approve the Advisory Agreement, the Directors reviewed the Fund’s performance and compared the advisory fees paid by certain comparable funds to the Fund’s advisory fee. The Directors also recognized that the substantial resources that the Adviser devoted to the Fund were in large part subsidized by the Adviser’s other businesses. The Directors also noted that the Adviser earns only a modest profit from its relationship with the Fund, and recognized the extremely high quality staff the Adviser has dedicated to the Fund. A discussion regarding the basis for the Directors’ decision to renew the Advisory Agreement is included in the Fund’s Semi-Annual Report for the period ended October 31, 2017.

Ownership of Adviser

Nashville Capital, located at 2506 Winford Ave., Nashville, Tennessee 37211, serves as investment manager to the Funds. In this capacity, Nashville Capital advises and assists the officers of the Trust in conducting the business of the Funds and is responsible for providing general investment advice and guidance to the Funds.

Nashville Capital was formed in 1988 and, as of August 31, 2018, managed assets of over $138 million for financial institutions. The following persons may be deemed to be control persons of Nashville Capital: Micah D. White, due to his position as President and a shareholder of Nashville Capital; Larry C. Catlett, due to his position as Secretary and a shareholder of Nashville Capital; Paul B. Ordonio, due to his position as Chief Compliance Officer of Nashville Capital. The general nature of each of these persons’ business is financial services.

Fees

Nashville Capital receives an advisory fee at an annual rate outlined in the charts below of the average daily net assets of the Funds. The Adviser's fees are calculated as a percentage of the applicable Fund's average net assets. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month.

Nashville Capital receives an advisory fee for Monteagle Opportunity Equity Fund at an annual rate outlined in the chart below of the average daily net assets of such fund.

AVERAGE DAILY NET ASSETS	FEE RATE (PER ANNUM)
First $25 million	0.85%
$25 million to $50 million	0.80%
$50 million to $100 million	0.75%
Over $100 million	0.70%

In addition to receiving advisory fees from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that are invested in a Fund. If an investor in a Fund also has a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from such investor.  The Fund is not yet in operation and therefore the fee are not yet available.

Other Provisions of the Management Agreements

Subject to the general oversight of the Board of Trustees of the Trust (the “Board”), the Adviser is responsible for among other things, developing a continuing investment program for the Fund in accordance with its investment objective, reviewing the investment strategies and policies of the Fund and advising the Board on the selection of Sub-advisers.

In this capacity, Nashville Capital advises and assists the officers of the Trust in conducting the business of the Fund and is responsible for providing general investment advice and guidance to the Fund, although the Adviser has delegated responsibility for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio to G.W. Henssler & Associates, Ltd. Nashville Capital was formed in 1988 and, as of August 31, 2018, managed assets of over [$138] million.

In addition to the Advisory Agreement, the Adviser has entered into an Operating Services Agreement (the “Operating Services Agreement”) with the Company to provide, or make arrangements for the provision of, virtually all day-to-day operational services to the Fund.  These fees will include: (i) accounting services and functions, including costs and expenses of any independent registered public accountants; (ii) non-litigation related legal and compliance services, including the expenses of maintaining registration and qualification of the Fund and the Portfolio under federal, state and any other applicable laws and regulations; (iii)  dividend disbursing agent, dividend reinvestment agent, transfer agent, and registrar services and functions (including answering inquiries related to shareholder Portfolio accounts); (iv) custodian and depository services and functions; (v) independent pricing services; (vi) preparation of reports describing the operations of the Portfolio, including the costs of providing such reports to broker-dealers, financial institutions and other organizations which render services and assistance in connection with the distribution of shares of the Portfolio; (vii) sub-accounting and recordkeeping services and functions (other than those books and records required to be maintained by Nashville under the Investment Advisory Agreement between the Fund and Nashville dated May 1, 1998), including maintenance of shareholder records and shareholder information concerning the status of their Portfolio accounts by investment advisers, broker-dealers, financial institutions, and other organizations on behalf of Nashville; (viii) shareholder and board of directors communication services, including the costs of preparing, printing and distributing notices of shareholders’ meetings, proxy statements, prospectuses, statements of additional information, Portfolio reports, and other communications to the Fund’s Portfolio shareholders, as well as all expenses of shareholders’ and board of directors’ meetings, including the compensation and reimbursable expenses of the directors of the Fund; and (ix) other day-to-day administrative services, including the costs of designing, printing, and issuing certificates representing shares of the Portfolio, and premiums for the fidelity bond maintained by the Fund pursuant to Section 17(g) of the Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder).  These fees do not include: (i) all brokers’ commissions, issue and transfer taxes, and other costs chargeable to the Fund or the Portfolio in connection with securities transactions to which the Fund or the Portfolio is a party or in connection with securities owned by the Fund or the Portfolio; (ii) the interest on indebtedness, if any, incurred by the Fund or the Portfolio; (iii) the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Fund or the Portfolio to federal, state, county, city, or other governmental agents; (iv) the fees and expenses of each director of the Fund who is not an “interested person” thereof, as defined in Section 2(a)(19) of the Act; (v) the expenses, including fees and disbursements of counsel, in connection with litigation by or against the Fund or the Portfolio; (vi) the expenses, including fees and disbursements, of any legal counsel separately representing the Fund’s independent directors; and (vii) any other extraordinary expense of the Fund or Portfolio.

The Management Agreement for the Fund was first approved and adopted by shareholders on April 22, 2019 and shall continue in effect for two years from such date. Thereafter, the Management Agreement must be approved at least annually by the Board or by vote of shareholders, and in either case by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party. The Management Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice to the Adviser when authorized either by vote of a majority of the Fund's shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days' written notice to the Trust. The Management Agreement will terminate immediately upon its assignment. The Operating

Services Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice to the Adviser when authorized either by vote of a majority of the Fund's shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days' written notice to the Trust.

SUB-ADVISERS

To assist the Adviser in carrying out its responsibilities, the Adviser has retained the Sub-adviser to render advisory services and make daily investment decisions for  the Fund pursuant to a Sub-Advisory Agreement with the Adviser. The continuance of the Sub-Advisory Agreements must be approved at least annually by the Board or by vote of shareholders of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party.

G.W. HENSSLER & ASSOCIATES, LTD. (“GWH”) located in Kennesaw, Georgia sub-advises the portfolio of the Monteagle Opportunity Equity Fund and is the predecessor firm of Henssler Asset Management, Inc.  Henssler Asset Management, Inc. was founded in 1987 by Gene W. Henssler, Ph.D. and, as of April 30, 2018, managed assets of $1.79 billion for high net worth individuals, investment companies, pension and profit-sharing plans, charitable organizations, other investment advisers, and corporations and other business entities. GWH’s investment management team has provided portfolio management on behalf of the Fund since January 2016.  Gene W. Henssler may be deemed to control the firm due to his position as President and majority interest holder. The principals of GWH are predominantly the identical principals of Henssler Asset Management, Inc.  Each has been a portfolio manager of the Predecessor Fund for over 10 years.  Nashville pays Henssler a sub-advisory fee equal to 0.25% per annum of the Monteagle Opportunity Equity Fund's average daily net assets up to $25 million, and 0.50% of such assets over $25 million.

Responsibilities and Fee Information

The fees paid by the Adviser to the Sub-advisers do not increase the fees paid by shareholders of the Funds.

The Adviser performs internal due diligence on the Sub-adviser and monitors each Sub-adviser's performance using its proprietary investment adviser selection and monitoring process. The Adviser will be responsible for communicating performance targets and evaluations to Sub-advisers, supervising each Sub-adviser's compliance with the Fund's fundamental investment objectives and policies, authorizing Sub-advisers to engage in certain investment techniques for the Fund, and recommending to the Board whether Sub-Advisory Agreements should be renewed, modified or terminated. The Adviser also may from time to time recommend that the Board replace one or more Sub-advisers or appoint additional Sub-advisers, depending on the Adviser's assessment of what combination of Sub-advisers it believes will optimize each Fund's chances of achieving its investment objectives.

Subject always to the control of the Board of Trustees, each Sub-adviser, at its expense, furnishes a continuous investment program for the Fund for which it acts as Sub-adviser. Each Sub-adviser must use its best judgment to make investment decisions, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. Each Sub-adviser makes its officers and employees available to the Adviser from time to time at reasonable times to review investment policies and to consult with the Adviser regarding the investment affairs of the applicable Fund. Each Sub-adviser maintains books and records with respect to the securities transactions and renders to the Adviser such periodic and special reports as the Adviser or the Trustees may request. Each Sub-adviser pays all expenses incurred by it in connection with its activities under the Sub-Advisory Agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for a

Fund.

PORTFOLIO MANAGERS

Monteagle Opportunity Equity Fund

William G. Lako, Jr., CFP®, and Troy L. Harmon, CFA, CVA, CPA (the “Investment Committee”) are jointly and primarily responsible for the day-to-day portfolio management of Monteagle Opportunity Equity Fund. They were also jointly and primarily responsible for the day-to-day portfolio management of the predecessor Fund (Henssler Equity Fund).  They are supported by a group of research analysts and other members of Monteagle Opportunity Equity Fund’s investment staff. As of April 30, 2018, each portfolio manager was responsible for the management of the following other accounts in addition to the Fund:

PORTFOLIO MANAGER	NUMBER OF ACCOUNTS MANAGED	TOTAL ASSETS OF ACCOUNTS MANAGED	NUMBER OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE
William G. Lako, CFP®	Registered investment companies: 1	$39.43 million	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 3,703	$1.83 million	0	$0
Troy L. Harmon, CFA	Registered Investment Companies: 1	$0	0	$0
	Pooled Investment vehicles: 0	$39.43 million	0	$0
	Other accounts: 3,703	$1.83 million	0	$0

OWNERSHIP OF FUND SHARES

The dollar value of each Fund's shares owned by each Portfolio Manager of the Predecessor Fund as of April 30, 2018, is set forth below.

Portfolio Manager	Monteagle Fixed Income Fund	Monteagle Quality Growth Fund	Monteagle Value Fund	Monteagle Select Value Fund	Monteagle Informed Investor Growth Fund	The Texas Fund	Monteagle Opportunity Equity Fund

William G. Lako	N/A	N/A	N/A	N/A	N/A	N/A	$100,001 - $500,000
Troy L. Harmon	N/A	N/A	N/A	N/A	N/A	N/A	N/A

POTENTIAL CONFLICTS OF INTERESTS

As described above, each portfolio manager provides investment advisory and other services to clients other than the applicable Fund. In addition, each portfolio manager may carry on investment activities for his own account(s) and/or the accounts of family members. Except as described above, none of the portfolio managers beneficially own any equity securities of the Funds. The Funds have no interest in these activities. As a result of the foregoing, each portfolio manager is engaged in substantial activities other than on behalf of the applicable Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the portfolio managers may manage such other accounts on terms that are more favorable than the terms on which the Sub-adviser manages the applicable Fund, such as in cases where the Sub-adviser receives higher fees from the other accounts than the management fee received from the applicable Fund.

There may be circumstances under which a portfolio manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund's assets that the portfolio manager commits to such investment. There also may be circumstances under which a portfolio manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the applicable Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts. It is generally each Sub-adviser's policy that investment decisions for all accounts that a portfolio manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the applicable Fund and other accounts. For example, each Sub-adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Sub-adviser. When feasible, the portfolio managers will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the applicable Fund and the Sub-adviser's other client accounts.

DISTRIBUTOR

Distributor; Services and Compensation of Distributor

Effective December 5, 2016, Arbor Court Capital, LLC (the “Distributor”), with principal offices at 8000 Town Center Road, Suite 400, Broadview Heights, Ohio 44147, acts as the distributor, or principal underwriter, of the Fund’s shares pursuant to a Distribution Agreement with the Trust.  Shares are sold on a continuous basis by Distributor as agent of the Fund, and Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares.

OTHER FUND SERVICE PROVIDERS

Fund Accountant and Transfer Agent

Effective December 5, 2016, Mutual Shareholder Services, LLC (“MSS”) serves as transfer agent and shareholder servicing agent to the Funds pursuant to a Transfer Agent Agreement (the “Transfer Agent Agreement”). Under the Transfer Agent Agreement, MSS has agreed to, among other things, (i) issue and redeem shares of the Funds; (ii) address and mail all communications from the Funds to their shareholders, including reports, dividend and distribution notices, and proxy material for any shareholder meetings; (iii) respond to correspondence or inquiries from shareholders and others; (iv)  maintain shareholder accounts and certain sub-accounts; and (v) make periodic reports to the Corporation’s Board of Directors concerning the Funds’ operations.

Accounting Services Agreement.  Effective December 5, 2016, pursuant to an Accounting Services Agreement, MSS provides certain services to the Funds, including but not limited to: (i) calculate and transmit to NASDAQ each Fund’s daily net asset value per share, (ii) maintain and keep current all books and records of the Funds as required by Rule 31a-1 of the 1940 Act, (iii) provide the Funds and the Manager with daily portfolio valuation, net asset value calculation and other standard operational reports as requested from time to time, (iv) provide data for the preparation of semi-annual and annual financial statements and annual tax returns, and (v) provide facilities to accommodate annual audit and any regulatory examinations conducted by the SEC or any governmental or quasi-governmental entity with jurisdiction.

The fees payable to the Accounting Services Agent and the Transfer Agent are paid by the Adviser (not the Funds).

Operating Services Agreement

As set forth above, in addition to the Advisory Agreement, the Adviser has entered into an Operating Services Agreement (the “Operating Services Agreement”) with the Company to provide, or make arrangements for the provision of, virtually all day-to-day operational services to the Fund.  These fees will include: (i) accounting services and functions, including costs and expenses of any independent registered public accountants; (ii) non-litigation related legal and compliance services, including the expenses of maintaining registration and qualification of the Fund and the Portfolio under federal, state and any other applicable laws and regulations; (iii)  dividend disbursing agent, dividend reinvestment agent, transfer agent, and registrar services and functions (including answering inquiries related to shareholder Portfolio accounts); (iv) custodian and depository services and functions; (v) independent pricing services; (vi) preparation of reports describing the operations of the Portfolio, including the costs of providing such reports to broker-dealers, financial institutions and other organizations which render services and assistance in connection with the distribution of shares of the Portfolio; (vii) sub-accounting and recordkeeping services and functions (other than those books and records required to be maintained by Nashville under the Investment Advisory Agreement between the Fund and Nashville dated May 1, 1998), including maintenance of shareholder records and shareholder information concerning the status of their Portfolio accounts by investment advisers, broker-dealers, financial institutions, and other organizations on behalf of Nashville; (viii) shareholder and board of directors communication services, including the costs of preparing, printing and distributing notices of shareholders’ meetings, proxy statements, prospectuses, statements of additional information, Portfolio reports, and other communications to the Fund’s Portfolio shareholders, as well as all expenses of shareholders’ and board of directors’ meetings, including the compensation and reimbursable expenses of the directors of the Fund; and (ix) other day-to-day administrative services, including the costs of designing, printing, and issuing certificates representing shares of the Portfolio, and premiums for the fidelity bond maintained by the Fund pursuant to Section 17(g) of the Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder).  These fees do not include: (i) all brokers’ commissions, issue and transfer taxes, and other costs chargeable to the Fund or the Portfolio in connection with securities transactions to which the Fund or the Portfolio is a party or in connection with securities owned by the Fund or the Portfolio; (ii) the interest on indebtedness, if any, incurred by the Fund or the Portfolio; (iii) the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Fund or the Portfolio to federal, state, county, city, or other governmental agents; (iv) the fees and expenses of each director of the Fund who is not an “interested person” thereof, as defined in Section 2(a)(19) of the Act; (v) the expenses, including fees and disbursements of counsel, in connection with litigation by or against the Fund or the Portfolio; (vi) the expenses, including fees and disbursements, of any legal counsel separately representing the Fund’s independent directors; and (vii) any other extraordinary expense of the Fund or Portfolio.

Custodian

As custodian, Huntington National Bank (the "Custodian") safeguards and controls the Funds' cash and securities, determines income and collects interest on Fund investments. The Custodian may employ sub-custodians to provide custody of the Funds' assets. The Custodian is located at 7 Easton Oval / EA4E95, Columbus, Ohio 43219.

For its services, the Custodian receives a fee, paid by the Adviser, for each Fund at the annual rate of 0.005% of its average daily net assets with a minimum of $3,600 per fund annually. The Custodian is also paid certain transaction fees. These fees are paid monthly based on average net assets and transactions for the previous month.

Legal Counsel

Law Office of C. Richard Ropka, LLC, Turnersville, New Jersey, serves as legal counsel to the Trust and the Independent Trustees.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, has been selected as the independent registered public accounting firm for each Fund. The auditor audits the annual financial statements of the Funds and prepares each Fund's tax returns.

PORTFOLIO TRANSACTIONS

HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom a Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter, dealer or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in the over-the-counter markets, the Adviser or Sub-adviser will seek to deal with the primary market makers but, when necessary in order to obtain best execution, the Adviser or Sub-adviser will utilize the services of others.

Purchases of securities from underwriters include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

COMMISSIONS PAID

The Fund has not yet begun operations and information regarding the commissions paid are unavailable at this time.

ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser or Sub-adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in their discretion. No Fund has any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser or Sub-adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser or Sub-adviser seeks "best execution" for all portfolio transactions. This means that the Adviser or Sub-adviser seeks the most favorable price and execution available. The Adviser or Sub-adviser's primary consideration in executing transactions for a Fund is prompt execution of orders in an effective manner and at the most favorable price available.

Choosing Broker-Dealers

The Funds may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser or Sub-adviser of each Fund takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Obtaining Research from Brokers

Under Section 28(e) of the Securities Exchange Act of 1934 and its Advisor and Sub-advisory Agreement with the Company, the Sub-adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, if the Sub-adviser determines in good faith that the amount of such transactions cost is reasonable in relation to the value of brokerage and/or research services provided by the broker. These research and investment information services make available to the Sub-adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Sub-adviser in connection with advisory clients other than the Fund and not all such services may be useful to the Sub-adviser in connection with the Fund. Although such information may be a useful supplement to the Sub-adviser’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Sub-adviser in the performance of its services under the Sub-advisory Agreement and will not reduce the management fees payable to the Adviser or Sub-advisor by the Fund.

Counterparty Risk

The Adviser or Sub-adviser monitors the creditworthiness of counterparties to its Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

Transactions Through Affiliates

The Adviser and Sub-advisers do not effect brokerage transactions through affiliates of the Adviser or Sub-advisers (or affiliates of those persons).

Other Accounts of the Adviser or Sub-Adviser

Investment decisions for the Funds are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or Sub-adviser. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security. In that event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective Adviser or Sub-adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Adviser or Sub-adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

SECURITIES OF REGULAR BROKER-DEALERS

From time to time a Fund may acquire and hold securities issued by the Trust's "regular broker-dealers" or the parents of those broker-dealers. For this purpose, regular broker-dealers means the 10 broker-dealers that: (1) received the greatest amount of brokerage commissions from the Funds during their last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Funds during their last fiscal year; or (3) sold the largest amount of the Funds' shares during their last fiscal year.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

GENERAL INFORMATION

The Funds accept orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

PURCHASE AND REDEMPTION OF SHARES

The Monteagle Opportunity Equity Fund offers Investor Class shares and Institutional Class shares. Both the Investor Class Shares  and the Institutional Class shares may be purchased by contacting the Transfer Agent at 1-888-263-5593 and by completing the application. Shares of any Fund may be purchased at the net asset value per share next determined after receipt and acceptance of the purchase order. Investors may invest any amount as often as they wish subject to the minimum investment and eligibility requirements and subject to the restrictions on excessive trading discussed below

.

For the Monteagle Opportunity Equity Fund Investor Class shares, the minimum initial investment in the Fund is generally $2,000 and the minimum subsequent investment is $200. The minimum initial investment for an Individual Retirement Account (“IRA”), other tax-deferred retirement account, including accounts with plans administered under Sections 401(k) and 403(b) of the Internal Revenue Code of 1986, as amended, or an account under the Uniform Gift to Minors Act is $1,000, with minimum subsequent investments of $100. The Fund will waive minimum investment requirements for any automatic investment plan of $100 or more per month. For Monteagle Opportunity Equity Fund Institutional Class shares, the minimum initial investment in the Fund is $1,000,000. There is not a subsequent investment minimum.

See the prospectuses for more information.  Subject to the minimum investment amount, shares may also be purchased by exchange. Shares of a Fund may be purchased by clients of certain financial institutions (which may include banks), securities dealers and other industry professionals. See “Purchases Through Financial Institutions” below.

Institutional Class shares of the Monteagle Opportunity Equity Fund are offered to institutional investors and may be purchased by:

 • A bank, trust company or other type of depository institutions;

 • An insurance company, investment company, endowment or foundation purchasing shares for its own account;

 • A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;

 • Other qualified or non-qualified employee benefit plans, including pension, profit sharing, health and welfare, or other employee benefit plans that meet the following definition of an “Eligible Benefit Plan”: “Eligible Benefit Plans” are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan’s or program’s aggregate investment in the Monteagle Family of Funds exceeds $1,000,000;

 • Monteagle Trustees and their immediate family members, Fund Counsel and Monteagle officers, employees and their immediate family members, including parents, and siblings may also purchase Class shares; and

 • Any person that meets the $50,000 minimum. The Funds reserve the right to change the criteria for investors eligible for Institutional Class shares. Monteagle reserves the right to reimburse certain expenses of Institutional Class shareholders who have a significant investment, at its discretion. The reimbursement will not be paid by the Fund in any way.

ADDITIONAL PURCHASE INFORMATION

shares of each Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.  Institutional Class shares are available for investment only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund.  These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plan or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution.

Fund shares are normally issued for cash only. In the Adviser or Sub-adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established by fair valuation procedures).

All contributions into an IRA through an automatic investment plan are treated as IRA contributions made during the year the investment is received.

UGMAS/UTMAS

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

Purchases Through Financial Institutions

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Funds may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Funds are not responsible for the failure of any financial institution to carry out its obligations.

The Funds may authorize one or more brokers to receive on its behalf purchase and redemption orders. Such brokers, including Charles Schwab & Co., Inc., are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at a Fund's NAV next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Funds.

Investors purchasing shares of the Funds through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

ADDITIONAL REDEMPTION INFORMATION

A Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares, as provided in the Prospectus.

Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the

SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

Redemption-In-Kind

Each Funds’ Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if the Trust determines conditions exist which would make payment in cash detrimental to the best interests of a Fund. Securities delivered in payment of redemptions are selected entirely by the Adviser based on what is in the best interests of the Funds and its shareholders, and are valued at the value assigned to them in computing the respective Fund's net asset value per share. If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs will likely be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the SEC pursuant to which a Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

HOW NET ASSET VALUE (NAV) IS DETERMINED

As described in the Prospectus under “When and How NAV is Determined,” the net asset value per share of the Funds is determined once on each day on which the NYSE is open, as of the close of the NYSE.   The Fund expects that the days, other than weekend days, that the NYSE will not be open are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sales price. In the absence of a sale price for any given day the mean of the last bid and ask price is used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair price as determined by the Advisor in good faith according to guidelines established by the Board of Trustees. Investments in foreign securities and junk bonds are more likely to trigger fair valuation than other securities. The Board of Trustees annually approves the pricing services used by the fund accounting agent.

Fixed income securities such as corporate bonds, municipal bonds, convertible notes and U.S. government agencies and obligations when valued using market quotations in an active market, will be categorized as level 1 securities.  However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  These securities will generally be categorized as level 2 securities.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  These securities will be categorized as level 3 securities.

DISTRIBUTIONS

Distributions of net investment income will be reinvested at a Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of net capital gains will be reinvested at the NAV per share of a Fund on the payment date for the distribution. Cash payments will be made within seven days following the date on which distributions would otherwise be reinvested.

RETIREMENT ACCOUNTS

The Funds may be a suitable investment vehicle for part or all of the assets held in traditional or Roth individual retirement accounts (collectively, "IRAs"). Call the Funds at (888) 263-5593 to obtain an IRA account application. Generally, investment earnings in an IRA will be tax-deferred until withdrawn. If certain requirements are met, investment earnings held in a Roth IRA will not be taxed even when withdrawn. You generally may contribute up to $5,500 annually to an IRA for 2013 (subject to future adjustment for inflation). If you are age 50 or older, you may contribute an additional $1,000. Only contributions to traditional IRAs are tax-deductible. However, that deduction may be reduced if you or your spouse is an active participant in an employer-sponsored retirement plan and you (or you and your spouse) have adjusted gross income above certain levels. Your ability to contribute to a Roth IRA also may be restricted if you (or, if you are married, you and your spouse) have adjusted gross income above certain levels.

Your employer may also contribute to your IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, you may contribute annually to your IRA up to $12,000 for 2013 (subject to future adjustment for inflation), and your employer must generally match such contributions up to 3% of your annual salary. (If you are age 50 or older, you may contribute a greater amount.) Alternatively, your employer may elect to contribute to your IRA based on 2% of the lesser of your compensation or $255,000 (subject to periodic adjustments for inflation).

This information on IRAs summarizes only some of the important federal tax considerations affecting IRA contributions. These comments are not meant to be a substitute for tax planning. Consult your tax advisor about your specific tax situation.

EXCHANGES

By making an exchange by telephone, you authorize the Transfer Agent to act on telephonic instructions believed by the Transfer Agent to be genuine instructions from any person representing himself or herself to be you. The records of the Transfer Agent of such instructions are binding. The exchange procedures may be modified or terminated at any time upon appropriate notice to shareholders. For Federal income tax purposes, exchanges are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in such shares at the time of such transaction.

ADDITIONAL TAX INFORMATION

The Fund intends to distribute all of its net investment income and net realized long- or short-term capital gains, if any, to its shareholders annually after the close of the Fund’s fiscal year. See “Dividends, Distributions and Tax Matters” in the Prospectus for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash.

The Fund qualifies and intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund does not qualify, it generally will be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. Additionally, the Fund’s distributions would generally be taxable to shareholders as ordinary income.

Dividends paid by the Fund from its ordinary income, and distributions of the Fund’s net realized short-term capital gains, are taxable to non-tax-exempt investors as ordinary income or qualified dividend income. Dividends received by the Fund and properly reported when distributed that are qualified dividend income are eligible for the reduced maximum rate to individuals of 20%. Ordinary income dividends may generally be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met.

Distributions made from the Fund’s net realized long-term capital gains are generally taxable to shareholders as long-term capital gains regardless of the length of time the shareholder has owned Fund shares. Generally, long-term capital gains are currently taxable at a maximum federal income rate of 15%, however, qualified dividends and long-term capital gains may be taxed at a maximum U.S. federal rate of 20% depending on your tax bracket. Upon redemption of Fund shares, a non-tax exempt investor generally will realize a capital gain or loss equal to the difference between the redemption price received by the investor and the adjusted basis of the shares redeemed. If the redemption by the Fund is in-kind, capital gain or loss will be measured by the difference between the fair market value of securities received and the adjusted basis of the shares redeemed. Such capital gain or loss, generally, will constitute a short-term capital gain or loss if the redeemed Fund shares were held for twelve (12) months or fewer, and long-term capital gain or loss if the redeemed Fund shares were held for more than twelve (12) months. If, however, Fund shares were redeemed within six (6) months of their purchase by an investor, and if a capital gain dividend was paid with respect to the Fund’s shares while they were held by the investor, then any loss realized by the investor will be treated as long-term capital loss to the extent of the capital gain dividend.

Under certain provisions of the Code, some shareholders may be subject to 24% withholding on dividends, capital gains distributions and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

Dividends paid by the Fund from its ordinary income and distributions of the Fund’s net realized short-term capital gains paid to shareholders who are non-resident aliens will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and foreign entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident aliens and foreign entities are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains, determined, in general, on an October 31 year-end, plus any undistributed amount from prior years. the Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax. If the Fund pays a dividend or distributions in January which was declared in the previous October, November or December to shareholders of record on a date in those months, then such dividend or distribution will be treated for tax purposes as being paid on December 31 of the year it was declared and will be taxable to shareholders as if received on December 31.

The foregoing is a general and abbreviated summary of certain applicable provisions of the Code and Treasury regulations presently in effect and is generally focused on the consequences to non-exempt investors. The Code and these Treasury regulations are subject to change by legislative or administrative action possibly with retroactive effect. Dividends and capital gain distributions may also be subject to state and local taxes.

The federal income tax consequences set forth above do not address any particular tax considerations a shareholder of the Fund might have. Shareholders are urged to consult their tax advisors as to the particular tax consequences of the acquisition, ownership and disposition of shares of the Fund, including the application of state, local and foreign tax laws and possible future changes in federal tax laws. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

OTHER MATTERS

GENERAL INFORMATION ON THE TRUST AND ITS SHARES

Structure

The Trust was organized as a statutory trust under the laws of the State of Delaware on November 25, 1997, as Memorial Funds and, in 2006 it changed its name to Monteagle Funds. The Trust has operated as an investment company since inception.

The Trust is registered with the SEC as an open-end, management investment company (a "mutual fund") under the 1940 Act. The Trust offers shares of beneficial interest in series. As of the date hereof, the Trust has issued shares of beneficial interest in the following series:

Monteagle Fixed Income Fund	Monteagle Quality Growth Fund
Monteagle Informed Investor Growth Fund	Monteagle Select Value Fund
The Texas Fund	Monteagle Value Fund
Monteagle Opportunity Equity Fund	Smart Diversification Fund

Each Fund is a series of Monteagle Funds. It is not intended that meetings of shareholders be held except when required by Federal or Delaware law. From time to time, large shareholders may control one or more Funds. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Funds do not intend to exercise control over the management of companies in which they invest.

The Trust and each Fund will continue indefinitely until terminated.

Not all of the Funds may be available for sale in the state in which you reside. Please check with your investment professional to determine a Fund's availability.

Shareholder Voting and Other Rights

Each share of each Fund has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately. Generally, shares will be voted separately by individual Fund except: (1) when required by applicable law, shares shall be voted in the aggregate and not by individual Fund; and (2) when the Trustees have determined that the matter affects the interests of more than one Fund, then the shareholders of all such Funds shall be entitled to vote thereon. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder of a Fund is entitled to the shareholder's pro rata share of all distributions arising from that Fund's assets and, upon redeeming shares, will receive the portion of the Fund's net assets represented by the redeemed shares. A shareholder or shareholders representing 33% or more of the outstanding shares entitled to vote may, as set forth in the Trust Instrument, call meetings of the Trust (or Fund) for any purpose related to the Trust (or Fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Certain Reorganization Transactions

The Trust or any Fund may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the Fund. The Trustees may, without prior shareholder approval: (1) cause the Trust or any Fund to merge or consolidate with or into one or more entities, if the surviving or resulting entity is the Trust or another company registered as an open-end, management investment company under the 1940 Act, or a series thereof; (2) cause any or all shares to be exchanged under or pursuant to any state or Federal statute to the extent permitted by law; or (3) cause the Trust to incorporate or organize under the laws of any state, commonwealth, territory, dependence, colony or possession of the United States of America or in any foreign jurisdiction.

FUND OWNERSHIP

As of the date of this SAI, the Fund is under the control of the principal of the Advisor, which had voting authority with respect to 100% of the outstanding shares in the Fund on such date. However, once the Fund commences investment operations and its shares are sold to the public, this control will be diluted. The Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Sub-Advisor, the Fund’s distributor Arbor Court Capital, LLC (the “Distributor”), or any of their respective affiliates

LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust and requires that a disclaimer be given in each bond, note or contract, or other undertaking entered into or executed by the Trust or the Trustees. The Trust's Trust Instrument (the document that governs the operation of the Trust) provides that the shareholder, if held to be personally liable solely by reason of being or having seen a shareholder of a Fund, shall be entitled out of the assets of such Fund to be held harmless from and indemnified against all losses and expenses arising from such liability. The Trust Instrument also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the Fund is unable to meet its obligations.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust or its shareholders for any act, omission or obligation of the Trust or any Trustee. In addition, the Trust Instrument provides that the Trustees shall not be liable for any act, omission or any conduct whatsoever in his capacity as a Trustee, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

CODE OF ETHICS

The Trust, the Advisers, the Sub-advisers and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate or mitigate conflicts of interest between the Funds and personnel of the Funds, the Adviser, the Sub-advisers and the Distributor. The codes of ethics permit such personnel to invest in securities, including securities that may be purchased or held by the Funds. The codes of ethics require all covered persons to conduct their personal securities transactions in a manner which do not operate adversely to the interests of the Funds or other clients. Copies of the codes of ethics have been filed with the SEC as exhibits to the Trust's registration statement, which is available on the SEC's website at http://www.sec.gov. The Trust's code of ethics is available free of charge upon request by calling (888) 263-5593 or writing:

MONTEAGLE FUNDS

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to protect the confidentiality of Fund holdings and prevent the selective disclosure of nonpublic information about Fund portfolio holdings. The Trust publicly discloses holdings of all Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Portfolio information is provided to the Funds' custodian (daily), fund accountants (daily), investment adviser and Sub-advisers (daily), independent registered public accounting firm (annually), attorneys (as needed), officers (daily) and Trustees (quarterly) and each of their respective affiliates and advisers, and are subject to conditions.  of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Periodically, the Trust's executive officers or the Adviser, Sub-advisers or Administrator may distribute certain Fund information such as top ten holdings, sector holdings and other portfolio characteristic data before such information is required to be disclosed pursuant to regulatory requirements, provided that the information has been publicly disclosed via the Funds' website or otherwise, typically 30 days after quarter end.

There are numerous mutual fund evaluation services, such as Standard & Poor's, Morningstar, or Lipper, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the Funds by these services, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services before their public disclosure is required as discussed above. These services are prohibited from trading on the information they receive and are expected to prevent the distribution of portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Funds before the portfolio holdings or results of the analysis become public information.  The Trust, Fund, Advisor, Subadvisor and any affiliated persons of the Advisor or Subadvisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

The Adviser or Sub-advisers of the Funds may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the Funds and securities that may be purchased for the Funds. In no case will a list specifically identify an issuer's securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

The Board has approved the Trust's portfolio holdings disclosure policies and procedures and must approve any material change to such policies and procedures. The Board oversees the monitoring of these policies by authorizing the Chief Compliance Officer to audit the policies and procedures and approve any exception to the policies that is deemed to be in the best interest of the Funds' shareholders. The Chief Compliance Officer shall report to the Board annually to discuss the information, who gets the information and whether any violations have occurred. The Board may also impose additional restrictions on the dissemination of portfolio information beyond those found in the policies and procedures. Any violation of the policies and procedures that constitutes a material compliance matter, conflict, waiver or exception to the policies and procedures will be reported to the Board, and the Board and/or Chief Compliance Officer shall address and resolve the matter.

PROXY VOTING PROCEDURES

The Trust has adopted policies and procedures to be used in connection with voting proxies relating to portfolio securities. The policies and procedures provide instructions to the Adviser on how to vote when specified matters are presented for shareholder vote. If there is a conflict between the interest of the Adviser and Fund shareholders that is not covered by the list of specified matters, then the Board of Trustees or a designated disinterested Trustee must be contacted for a decision on how to vote on the matter. A copy of the Trust's Proxy Voting Procedures is attached as Appendix B. Information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available, without charge, by calling (888) 263-5593 or on the SEC's website at http://www.sec.gov.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete and, in each instance, are qualified by the copy of such contract or other documents filed as exhibits to the registration statement.

FINANCIAL STATEMENTS

Pro Forma Financial Information

Pro forma financial information has not been prepared for the reorganization of the Acquired Fund into the Acquiring Fund because the Acquired Fund will be reorganized into a newly organized shell series of the Monteagle Funds with no assets and liabilities that will commence investment operations upon completion of the reorganization and continue the operations of the Acquired Fund.

The financial statements for the Predecessor Fund and the independent registered public accounting firm's report appearing in the Annual Report for the fiscal year ended April 30, 2018 and in the Semi-Annual Report for the fiscal period ended October 30, 2018 are hereby incorporated by reference. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes to financial statements and report of independent registered public accounting firm.  You can obtain the Annual Report and Semi-Annual Report without charge by calling (888) 263-5593.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS) AND PREFERRED STOCK

MOODY'S INVESTORS SERVICE, INC.

AAA

Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA

Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A

Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA

Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA

Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA	Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA

Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD AND POOR'S

AAA	An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, large uncertainties or major exposures to adverse conditions may outweigh these.

BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated CC is currently highly vulnerable to nonpayment.

C

An obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE	PLUS (+) OR MINUS (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The 'r' symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

FITCH RATINGS

AAA

HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB

SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D

DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% of such outstanding, and 'D' the lowest recovery potential, i.e. below 50%.

SHORT TERM RATINGS

MOODY'S INVESTORS SERVICE

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.

• High rates of return on funds employed.

• Conservative capitalization structure with moderate reliance on debt and ample asset protection.

• Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

• Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME	Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

F1

Obligations assigned this rating are considered to have the highest credit quality. This rating indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Obligations assigned this rating are considered to have good credit quality. This rating indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Obligations assigned this rating are considered to have fair credit quality. This rating indicates an adequate capacity for timely payment of financial commitments; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Obligations assigned this rating are considered speculative. This rating indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

Obligations assigned this rating are considered to have a high default risk. This rating indicates that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Obligations assigned this rating are in actual or imminent payment default.

APPENDIX B - PROXY VOTING PROCEDURES

PROXY VOTING PROCEDURES

The Board of Trustees of the Monteagle Funds (the “Funds”) notes the January 31, 2003 Securities and Exchange Commission (“SEC”) releases adopting various rules – including, among others, Investment Company Act of 1940 Rule 30b1-4 and Investment Adviser Act of 1940 Rule 206(4)-6.  These procedures have been adopted in light of those releases.  It is the intent of the Board that the Funds’ procedures be consistent with those of the Funds’ investment advisers to avoid unnecessary expenses.

 A.  Guidelines

It is the policy of the Funds to vote proxies for all accounts for which it has voting authority in a manner in which the Funds believes to be in the best interests of its clients and Plan participants.  The Funds recognizes that in many instances the interests of corporate management may not be consistent with what the Funds views to be in the best interests of the Plan participant.  Therefore, the Funds has adopted the following general procedures:

1.

Confidential Voting and Shareholder Actions:  The Funds believes that the proxy voting systems should provide access to both management and shareholders.  As such, the Funds would tend to vote in favor of shareholder resolutions requesting that corporations adopt policies that comprise both confidential voting and the use of independent inspectors of elections.

The Funds would also generally oppose any measures that would restrict the right of shareholders to act by written consent or to call a special meeting of the shareholders.

2.

Poison Pills and Golden Parachutes:  The Funds believes that the shareholders of a corporation should have the right to vote upon decisions in which there is a real or potential conflict between the interests of shareholders and those of management.

Thus, the Funds will vote in favor of shareholder proposals requesting that a corporation submit a “poison pill” for shareholder ratification.  We will examine, on a case-by-case basis, shareholder proposals to redeem a “poison pill” and management proposals to ratify a “poison pill”.  The Funds will also vote in favor of proposals that “golden parachute” proposals be submitted for shareholder approval.

3.

Election of Directors:  The Funds believes that one of the primary rights of a shareholder is the right to vote for the election of directors.  We feel that all members of the board of directors should stand for election each year, and will, therefore, vote against a classified or “staggered” board.

4.

Voting Rights:  The Funds believes that each shareholder should have equal voting rights.  The Funds will vote against dual class voting and other unequal voting structures.

5.

Fair Price Amendments:  The Funds believes that “fair price amendments” can protect shareholders from coercive and discriminatory tender offers.  The Funds will generally vote in favor of fair price provisions and in favor of other measures which we feel will protect shareholders from coercive takeover bids which do not provide for fair and equal treatment of all shareholders.

6.

Target Share Payments:  The Funds believes that shareholders should have the right to vote on the placement of blocks of a corporation’s stock in the hands of persons friendly to management.

The Funds will vote in favor of shareholder proposals which request that corporations first obtain shareholder authorization before issuing any significant amount of voting stock (whether common or preferred), rights, warrants or securities convertible into voting stock to any person or group.  We believe that shareholders should have the right to vote on placements that could enable management of a corporation to defeat a tender offer that may be in the best interests of shareholders.

7.

Tender Offers:  The Funds will consider tender offers on a case-by-case basis.

B.  Conflicts

The Funds recognizes that proxy proposals may present a conflict between the interests of fund shareholders and those of the fund’s investment adviser, principal underwriter, or other service providers or certain other affiliates.  Therefore, the Funds have adopted the following conflict procedures:

1.

Identifying Conflicts:  The person assigned responsibility for voting proxies shall, when reviewing proxy materials, identify conflicts of interest including, for example:

a.

when the adviser (or its affiliate) is or is seeking to manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a Funds whose management is soliciting proxies or;

b.

has business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships.

2.

Data for Identifying Conflicts:  The person assigned responsibility for voting proxies shall advise Funds management (or the fund’s investment adviser) of companies soliciting proxies, and management shall advise if there are any known conflicts – including, in particular, the conflicts listed as example in the preceding paragraph.

3.

Disclose Conflicts:  If a conflict is identified, the person assigned to vote proxies shall notify Funds management as soon as possible so that a voting decision may be made, voting on the proxy proposal in a timely manner.

4.

Voting Decisions in Conflict Situations:  If the matter to be voted on is covered by Part A of these procedures, the proxy shall be voted in accordance with Part A.  If the matter is not specifically addressed by Part A and there is a conflict, management of the Funds shall contact the Board of Trustees or the Board’s designated representative for voting instructions.

5.

Record of Voting Instructions:  Funds management shall record and the person responsible for voting proxies shall maintain records reflecting client voting instructions on matters where there are conflicts.

C.  Voting Records

The Funds recognizes obligations to maintain records as required by Rule 30b1-4 under the Investment Funds Act of 1940 and not the investment adviser’s obligations under Rule 206(4)-6 and 204-2(c)(2) under the Investment Advisers Act of 1940.   Therefore, the Funds has adopted the following record keeping procedure:

1.

Person Responsible:  The person assigned responsibility for voting proxies or, if that person is an outside service provider, the person in the Funds’ legal or compliance department responsible for maintaining compliance records shall prepare and maintain the files/records required by these procedures.

2.

Policies and Procedures:  A copy of all proxy voting procedures adopted by the Funds shall be maintained in an appropriately labeled file for the term required by regulatory authorities.

3.

Proxy Statements:  A record of all proxy statements with respect to securities held in Funds (or client) portfolios shall be maintained in the form of an EXCEL (or similar) spreadsheet.  Hard copies of the proxy statements shall not be maintained in Funds files; instead, the Funds shall rely on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

4.

Proxy Voting Record:  The person responsible for voting proxies shall maintain a record detailing for each Fund (or for each client) in the form of an EXCEL (or similar) spreadsheet containing the following information for each matter relating to a portfolio security considered at any shareholder meeting with respect to which the Fund (or client) is entitled to vote:

a.

The name of the issuer of the portfolio security;

b.

The exchange ticker symbol of the portfolio security;

c.

The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

d.

The shareholder meeting date;

e.

A brief identification of the matter voted on;

f.

Whether the matter was proposed by the issuer or by a security holder;

g.

Whether the registrant cast its vote on the matter;

h.

How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

i.

Whether the registrant cast its vote for or against management.

5.

Memoranda:  In addition to the record required by Part B.5. of these procedures, the person assigned responsibility for voting proxies shall maintain a copy of documents created by Funds (or the adviser) personnel that were material to the voting decision.

6.

Request for Data:  A copy of each written request for a Fund’s voting record and a copy of each written response, if more than a copy of a formatted voting record, shall be maintained.  [The Funds shall consider whether the person requesting the voting record is a shareholder of record.  If the person is not a shareholder of record, that person shall be referred to the SEC’s EDGAR system.]  The report shall be mailed within three days of receipt of a request.

D.  Regulatory Reporting of Proxy Votes

The Funds recognizes that it is required by Rule 30b1-4 under the Investment Funds Act of 1940 to file Form N-PX, Annual Report of Proxy Record of Registered Management Investment Funds, with the SEC not later than August 31st of each year; and that the Form is to contain the Funds’ proxy voting record, separately for each Fund (or series), for the most recent twelve-month period ended June 30.  Therefore, the Funds has adopted the following procedures:

1.

Form Preparation:  Legal and/or Compliance personnel shall prepare Form N-PX, incorporating the spreadsheet prepared as required by Part C.4., prior to August 31st.

2.

Disclosure Control Committee:

3.

Review – Execution:  Funds management shall review, execute and instruct filing of the report on Form N-PX prior to August 31st.

E.  Disclosure of Policies and Procedures for Voting Proxies

The Funds recognizes that is required to disclose the Proxy Voting Procedures and related information in its Registration Statement on Form N-1A, Item 13(f) and Item 22(b)(7) and (8) and (c)(5) and (6).  The Funds also notes the investment adviser’s obligation to disclose its proxy voting procedures.  Therefore, the Funds has adopted the following procedures:

1.

Form N-1A:  These procedures shall be included in the Funds’ Statement of Additional Information (“SAI”) in their entirety (attached as an exhibit) and related disclosures shall be added to the SAI.

2.

Adviser’s Disclosures:  In connection with establishing these procedures the Board of Trustees has considered the investment adviser’s proxy voting procedures and does, hereby, acknowledge disclosure by the investment adviser.  It is understood that investment adviser designate personnel (or a designated outside service provider retained by the investment adviser) who are (or is) the person responsible for voting proxies.  Accordingly, the investment adviser is directly and/or indirectly responsible for implementation, operation and disclosure under these procedures.

F. Supervision – Oversight

The Funds’ Vice President and Secretary shall monitor the voting of proxies, SEC reporting concerning proxy voting, and disclosures with respect to proxy voting under these procedures; and shall report to the Board of Trustees at each quarterly meeting with respect to proxy voting under these procedures.

Adopted: February 18, 2003

Revised: August 18, 2006

Revised: January 23, 2014

PART C

OTHER INFORMATION

OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

Section 10.02 of Registrant's Trust Instrument (Item 28(a) above) provides certain rights of indemnification and advancement of defense expenses to the Registrant’s trustees and officers under the circumstances specified in that section, subject to specified exceptions. That section of the Trust Instrument is incorporated herein by reference from Item 24(b)(1) in Registrant’s Registration Statement on Form N-1A filed December 4, 1997, and this statement of general effect is qualified in its entirety by such reference.

Sections 11 and 12 of the Distribution Agreement (Item 28(e) above) between Registrant and its principal underwriter also provide certain limitations of liability and rights of indemnification to the principal underwriter and certain of its personnel when performing services for Registrant, under the circumstances specified in those sections. Those sections of the Distribution Agreement are incorporated herein by reference from Item 23(e) in Registrant’s Registration Statement on Form N-1A filed on June 5, 2009, and this statement of general effect is qualified in its entirety by such reference.

In addition, Registrant has purchased an insurance policy insuring its officers and trustees against certain liabilities incurred in their official capacities, and certain costs of defending claims against the same, under specified circumstances. The insurance policy also insures Registrant against the cost of indemnification payments to trustees and officers under specified circumstances. Registrant and its officers are also covered under a fidelity bond acquired by Registrant pursuant to Rule 17j-1.

ITEM 16. EXHIBITS.

(1)

Charter Document.

(a)

Trust Instrument of the Registrant dated November 25, 1997 incorporated herein by reference to Item 24(b)(1) in Registrant’s Registration Statement on Form N-1A filed December 4, 1997.

(b)

Amendment No. 1, dated February 14, 2006, to the Trust Instrument of the Registrant incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed July 11, 2006.

(c)

Certificate of Amendment, dated December 28, 2007, to the Trust Instrument of the Registrant incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 8, 2008.

(d)

Certificate of Amendment, dated August 6, 2009, to the Trust Instrument of the Registrant incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 10, 2009.

(e)

Certificate of Amendment to the Certificate of Trust of the Registrant dated September 13, 2013 and filed with the Delaware Secretary of State on September 16, 2013 incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on September 17, 2013.

(2)

By-laws. None.

(3)

Voting Trust Agreements. None

(4)

Agreement of Reorganization. Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to the Proxy Statement/Prospectus.

(5)

Instruments Defining Rights of Security Holders. The following provisions from the Trust’s Trust Instrument (referenced in Item 28(1) above) define the rights of holders of Trust Shares: Articles II, V, VII and IX, and Sections 10.03, 12.04, 12.05, 12.08 and 12.14.

(6)

Investment Advisory Contracts.

(a)

Management Agreement dated May 1, 2009, by and between Registrant and Nashville Capital Corporation incorporated herein by reference to Item 23(d)(1) in Registrant’s Registration Statement on Form N-1A filed on June 5, 2009.

(b)

First Amendment to Monteagle Funds Management Agreement, dated September 17, 2013, between Registrant and Nashville Capital Corporation incorporated herein by reference to Item 23 (d)(1)(i) in Registrant’s Registration Statement on Form N-1A filed on September 17, 2013.

(c)

Management Agreement dated May 2, 2017, by and between Registrant and Nashville Capital Corporation incorporated herein by reference to Item 23(d)(1)(ii) in Registrant’s Registration statement on Form N-1A filed on December 22, 2017.

(d)

Management Agreement dated March 1, 2019 by and between Registrant and Nashville Capital Corporation to with respect to the Monteagle Opportunity Equity Fund incorporated herein by reference to Item 16(6)(d) in Registrant’s Registration Statement on Form N-14 filed on March 11, 2019.

(e)

Management Agreement dated April 15, 2019 by and between Registrant and Nashville Capital Corporation to with respect to the Smart Diversification Fund incorporated herein by reference to Item 28(d)(1)(iv) in Registrant’s Registration Statement on Form N-1A filed on April 22, 2019.

(f)

Sub-Advisory Agreement, dated July 1, 2010, by and among Registrant, Nashville Capital Corporation and Garcia Hamilton & Associates, L.P. (formerly known as Davis Hamilton Jackson & Associates, L.P.), with respect to the Quality Growth Fund incorporated herein by reference to Item 28(d)(3) in Registrant’s Registration Statement on Form N-1A filed on December 28, 2010.

(g)

Sub-Advisory Agreement, dated September 1, 2017, by and among Registrant, Nashville Capital Corporation and Howe and Rusling, Inc., with respect to the Quality Growth Fund incorporated herein by reference to Item 23(d)(2)(i) in Registrant’s Registration statement on Form N-1A filed on December 22, 2017.

(h)

Sub-Advisory Agreement, dated September 23, 2005, between Registrant, Nashville Capital Corporation and Howe and Rusling, Inc., with respect to the Monteagle Fixed Income Fund incorporated herein by reference to Item 23(d)(3) in Registrant’s Registration Statement on Form N-1A filed on December 21, 2006.

(i)

Sub-Advisory Agreement, dated May 2, 2017, between Registrant, Nashville Capital Corporation and Howe and Rusling, Inc., with respect to the Monteagle Fixed Income Fund incorporated herein by reference to Item 23(d)(3)(i) in Registrant’s Registration statement on Form N-1A filed on December 22, 2017.

(j)

Sub-Advisory Agreement, dated July 14, 2006, between Registrant, Nashville Capital Corporation and Robinson Investment Group, Inc., with respect to the Monteagle Value Fund incorporated herein by reference to Item 23(d)(6) in Registrant’s Registration Statement on Form N-1A filed July 11, 2006.

(k)

First Amendment to Monteagle Funds Sub-Advisory Agreement, dated February 9, 2012, between Registrant, Nashville Capital Corporation and Robinson Investment Group, Inc., with respect to the Monteagle Value Fund incorporated herein by reference to Item 28(d)(4)(i) in Registrant’s Registration Statement on Form N-1A filed December 28, 2012.

(l)

Sub-Advisory Agreement, dated May 2, 2017, between Registrant, Nashville Capital Corporation and Robinson Investment Group, Inc., with respect to the Monteagle Value Fund incorporated herein by reference to Item 28(d)(4)(ii) in Registrant’s Registration statement on Form N-1A filed on December 22, 2017.

(m)

Sub-Advisory Agreement, dated March 31, 2008, between Registrant, Nashville Capital Corporation and T.H. Fitzgerald & Company, with respect to the Monteagle Informed Investor Growth Fund incorporated herein by reference to Item 23(d)(6) in Registrant’s Registration Statement on Form N-1A filed January 8, 2008.

(n)

First Amendment to Monteagle Funds Sub-Advisory Agreement, dated February 9, 2012, between Registrant, Nashville Capital Corporation and T.H. Fitzgerald & Company, with respect to the Monteagle Informed Investor Growth Fund incorporated herein by reference to Item 28(d)(5)(i) in Registrant’s Registration Statement on Form N-1A filed December 28, 2012.

(o)

Sub-Advisory Agreement, dated May 2, 2017, between Registrant, Nashville Capital Corporation and T.H. Fitzgerald & Company, with respect to the Monteagle Informed Investor Growth Fund incorporated herein by reference to Item 28(d)(5)(ii) in Registrant’s Registration statement on Form N-1A filed on December 22, 2017.

(p)

Sub-Advisory Agreement, dated May 1, 2009, between Registrant, Nashville Capital Corporation and Parkway Advisors, LP, with respect to the Monteagle Select Value Fund incorporated herein by reference to Item 23(d)(8) in Registrant’s Registration Statement on Form N-1A filed on June 5, 2009.

(q)

Sub-Advisory Agreement, dated May 2, 2017, between Registrant, Nashville Capital Corporation and Parkway Advisors, LP, with respect to the Monteagle Select Value Fund incorporated herein by reference to Item 28(d)(6)(i) in Registrant’s Registration statement on Form N-1A filed on December 22, 2017.

(r)

Sub-Advisory Agreement, dated September 17, 2013, between Registrant, Nashville Capital Corporation and J. Team Financial, Inc. d/b/a Team Financial Strategies, with respect to The Texas Fund incorporated herein by reference to Item 23(d)(7) in Registrant’s Registration Statement on Form N-1A filed on September 17, 2013.

(s)

Sub-Advisory Agreement, dated September 17, 2013, between Registrant, Nashville Capital Corporation and J. Team

Financial, Inc. d/b/a Team Financial Strategies, with respect to The Texas Fund incorporated herein by reference to Item 28(d)(7)(i) in Registrant’s Registration statement on Form N-1A filed on December 22, 2017.

(t)

Sub-Advisory Agreement, dated March 1, 2019, between Registrant, Nashville Capital Corporation and G.W. Henssler & Associates, Ltd., with respect to the Monteagle Opportunity Equity Fund incorporated herein by reference to Item 6(s) in Registrant’s Form N-14 filed on March 11, 2019.

(u)

Sub-Advisory Agreement, dated April 15, 2019, between Registrant, Nashville Capital Corporation and Luken Investment Analytics, LLC, with respect to the Smart Diversification Fund incorporated herein by reference to Item 23(d)(9) in Registrant’s Registration Statement on Form N-1A filed on April 22, 2019.

(7)

Underwriting Contracts.

(a)

Distribution Agreement dated December 1, 2016, between Registrant and Arbor Court Capital, LLC incorporated herein by reference to Item 28(e)(1) in Registrant’s Registration Statement on Form N-1A filed on December 21, 2016.

(b)

First Amendment to Distribution Agreement, dated March 1, 2019 between Registrant and Arbor Court Capital, LLC is incorporated herein by reference to Item 7(b) in Registrant’s Registration Statement on Form N-14 filed on March 11, 2019.

(c)

Form of Selling Group Agreement between Arbor Court Capital, LLC and dealers incorporated herein by reference to Item 28(e)(2) in Registrant’s Registration Statement on Form N-1A filed on December 21, 2016.

(8) Bonus or Profit-Sharing Contracts. None.

(9) Custodial Agreement.

(a)

Custody Agreement dated May 1, 2009, between Registrant and Huntington National Bank incorporated herein by reference to Item 23(g) in Registrant’s Registration Statement on Form N-1A filed on November 9, 2009.

(b)

First Amendment to Custody Agreement dated March 1, 2019 between Registrant and Huntington National Bank is incorporated herein by reference to Item 9(b) in Registrant’s Registration Statement on Form N-14 filed on March 11, 2019.

(10) Rule 12b-1 Plans and Rule 18f-3 Plans.

(a)

Rule 18f-3 Plan incorporated herein by reference to Item 23(n) in Registrant’s Registration Statement on Form N-1A filed on September 17, 2013.

(b)

Rule 18f-3 Plan with respect to the Monteagle Opportunity Equity Fund is incorporated herein by reference to Item 10(b) in Registrant’s Form N-14 filed on March 11, 2019.

(11)

Opinion and Consent of Counsel. Filed herewith.

(12)

Opinion and Consent of Counsel regarding tax matters. Form of Opinion is incorporated herein by reference to Item 12 in Registrant’s Form N-14 filed on March 11, 2019.

(13)

Other Material Contracts.

(a)

Transfer Agent Agreement, dated December 1, 2016, between Registrant and Mutual Shareholder Services, LLC incorporated herein by reference to Item 28(h)(1) in Registrant’s Registration Statement on Form N-1A filed on December 21, 2016.

(b)

Accounting Services Agreement, dated December 1, 2016, between Registrant and Mutual Shareholder Services, LLC incorporated herein by reference to Item 23(h)(2) in Registrant’s Registration Statement on Form N-1A filed on December 21, 2016.

(c)

Operating Services Agreement, dated March 1, 2019, between Registrant and Nashville Capital Corporation with respect to Monteagle Opportunity Equity Fund is incorporated herein by reference to Item 13(c) in Registrant’s Form N-14 filed on March 11, 2019.

(14)

Other Opinions. Consent of Auditors is filed herewith.

(15)

Omitted Financial Statements. None.

(16)

Powers of Attorney. Powers of attorney on behalf of Larry J. Ander, David J. Gruber and Jeffrey W. Wallace are filed herewith.

(17)

Other. None.

ITEM 17. UNDERTAKINGS.

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16 (12)(a) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Abilene and State of Texas, on the 25th day of April 2019.

MONTEAGLE FUNDS

By:	/s/ Paul B. Ordonio
Paul B. Ordonio, President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below on by the following persons in the capacities indicated on the 25th day of April, 2019:

/s/ Paul B. Ordonio	President	04/25/2019
Paul B. Ordonio		Date

/s/ Bob Anastasi	Treasurer	04/25/2019
Bob Anastasi		Date

*	Trustee	04/25/2019
Larry Joe Anderson		Date

*	Trustee	04/25/2019
David. J. Gruber		Date

*	Trustee	04/25/2019
Jeffrey W. Wallace		Date

*By: /s/ Paul B. Ordonio		04/25/2019
Paul B. Ordonio, Attorney-in-Fact		Date

INDEX TO EXHIBITS

Exhibit Number

Description

11

Opinion and Consent of Counsel

14

Consent of Auditors

16

Power of Attorney

Footnotes

1 The only material item categorized as an “Other Expense” by the Acquired Fund that will remain an “Other Expense” directly payable by the Acquiring Fund following the Reorganization is independent director fees that, during the most recently completed fiscal year, represented approximately 0.02% of the Acquired Fund’s average net assets.

2 Calculations of current accruals have been provided by the Acquired Fund’s current administrator, ALPS Fund Services, Inc., and calculations of pro forma accruals for the Acquiring Fund have been provided by the Acquiring Fund’s administrator, Mutual Shareholder Services, LLC.

Endnotes

Monteagle Opportunity Equity Fund or other name to be determined (HEQFX Investor class and HEQCX institutional class); (Acquiring Fund)*

Henssler Equity Fund (HEQFX investor class and HEQCX institutional class) (Acquired Fund)

48